                                                                    EXHIBIT 99.5

HARTFORD LEADERS(R) /CHASE (Countrywide except Alabama, Arizona, Florida, Minnesota, New York, North Carolina & Pennsylvania)    CW
------------------------------------------------------------------------------------------------------------------------------------

REQUEST FOR VARIABLE ANNUITY                                                         U.S.P.S.-First       The Hartford-IPS
                                                                                     Class or             P.O. Box 5085
                                                                                     Express-Mail to:     Hartford, CT 06102-5085
/ / Hartford Life Insurance Company
/ / Hartford Life and Annuity Insurance Company                 [LOGO]               Private Express      The Hartford - IPS
                                                                THE HARTFORD         Mail:                1 Griffin Road North
COMPANY CHECKED ABOVE IS REFERENCED TO HEREIN AS "HARTFORD                                                Windsor, CT 06095-1512
LIFE".

1. CONTRACT OWNER  (REQUIRED)
------------------------------------------------------------------------------------------------------------------------------------
Ownership Type:    / / Individual  / / Trust*     / / CRT*   / / UGMA   / / UTMA   / / NRA*   / / Corporation*
(Select only ONE)  / / Other                                                                  *Additional forms may be required
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.  / / Mrs.  / / Ms.   Gender: / / M   / / F   NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship.
---------------------------------------------------------------------------------------------------------------------------------

First Name                                 MI                                         Last Name
--------------------------------------------------------------------------------------------------------------------------------
Additional Owner Information (e.g., Name                                              Email Address
of Trust/Corporation)
--------------------------------------------------------------------------------------------------------------------------------
Social Security Number/TIN                 Date of Birth                              Daytime Telephone Number
--------------------------------------------------------------------------------------------------------------------------------
Residential Address - (Permanent Physical  City                                       State             ZIP
Address, No P.O. Box)
--------------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from above)  City                                       State             ZIP
--------------------------------------------------------------------------------------------------------------------------------

2. JOINT CONTRACT OWNER     (If any)
--------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                         MI             Last Name
----------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                      Social Security Number
----------------------------------------------------------------------------------------------------------------------------------

Relationship to Contract Owner            NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S. citizen, specify country of citizenship.
---------------------------------------------------------------------------------------------------------------------------------

3. ANNUITANT    (Required if different from Contract Owner)
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                   MI                           Last Name
----------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                Social Security Number       Daytime Telephone Number
----------------------------------------------------------------------------------------------------------------------------------

Residential Address - (Permanent Physical  City                                       State             ZIP
Address, No P.O. Box)
--------------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from above)  City                                       State             ZIP
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner
--------------------------------------------------------------------------------------------------------------------------------

4. CONTINGENT ANNUITANT         (If any)
--------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                   MI                           Last Name
----------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                Social Security Number       Relationship to Contract Owner
----------------------------------------------------------------------------------------------------------------------------------

A-LDR-08 (CW)    HARTFORD LEADERS(R) /CHASE (Countrywide except AL, AZ, FL, MN, NC, NY & PA)   Order #: HL-20248-2     Page 1 of 6

                                                                             Owner SSN/TIN

5. BENEFICIARY(IES)   (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.)
------------------------------------------------------------------------------------------------------------------------------------

/ / Primary                           %      First Name       MI                                Last Name
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                Date of Birth                     Social Security Number/TIN
--------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                  First Name       MI                                Last Name
/ / Contingent                        %
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                Date of Birth                     Social Security Number/TIN
--------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                  First Name       MI                                Last Name
/ / Contingent                        %
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                Date of Birth                     Social Security Number/TIN
--------------------------------------------------------------------------------------------------------------------------------

Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.

6. PLAN TYPE OF NEW CONTRACT    (REQUIRED - Complete either Section A or Section B)
------------------------------------------------------------------------------------------------------------------------------------

A. NON-QUALIFIED      / / Non-Qualified New Purchase               / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $
--------------------------------------------------------------------------------------------------------------------------------
B. QUALIFIED          / / New Contribution for tax year            / / Transfer             / / Rollover
--------------------------------------------------------------------------------------------------------------------------------

Please select ONE plan type listed below
------------------------------------------------------------------------------------------------------------------------------------
                       INDIVIDUALLY OWNED                                              EMPLOYER PLAN - ALLOCATED
------------------------------------------------------------------------------------------------------------------------------------

/ / Traditional IRA  / / Roth IRA           / / SEP IRA                     / / 401(k)       / / 401(a)       / / Keogh/HR-10
/ / Custodial IRA    / / Individual 401(k)  / / SIMPLE IRA (Non-DFI only)   / / Other:
---------------------------------------------------------------------------------------------------------------------------------

7. PREMIUM PAYMENT  (Make check payable to HARTFORD LIFE INSURANCE COMPANY)                                 $
----------------------------------------------------------------------------------------------------------------------------------

8. ESTIMATED EXCHANGE/TRANSFER AMOUNT          (If applicable)                                               $
------------------------------------------------------------------------------------------------------------------------------------

9. OPTIONAL DEATH BENEFIT ELECTION
-----------------------------------------------------------------------------------------------------------------------------------

You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts.

Please refer to the prospectus for complete details.

       / /  MAV PLUS                          / /  MAXIMUM ANNIVERSARY VALUE
            (NOT AVAILABLE IN WA)                  (AVAILABLE ONLY IN WA)

10. OPTIONAL WITHDRAWAL BENEFIT ELECTION  (Select ONE only. Please refer to the prospectus for complete details.)
------------------------------------------------------------------------------------------------------------------------------------

THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS*+              THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE
            / / SINGLE LIFE    / / JOINT/SPOUSAL              NOT APPROVED THE HARTFORD'S LIFETIME INCOME
                                                              BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME
                                                              BUILDER PORTFOLIOS.
THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS*+           THE HARTFORD'S LIFETIME INCOME BUILDER II*+
IMPORTANT: Must select ONLY from the investment options with             / / SINGLE LIFE     / / JOINT/SPOUSAL
the [DELTA] symbol in section 11.
            / / SINGLE LIFE    / / JOINT/SPOUSAL              THE HARTFORD'S LIFETIME INCOME FOUNDATION*+
/ / THE HARTFORD'S PRINCIPAL FIRST*                                      / / SINGLE LIFE     / / JOINT/SPOUSAL

* Additional charges and how they are assessed vary by rider.

+ Separate Death Benefits apply. May not be available in all states.

A-LDR-08 (CW)    HARTFORD LEADERS(R) /CHASE (Countrywide except AL, AZ, FL, MN, NC, NY & PA)   Order #: HL-20248-2     Page 2 of 6

                                                                             Owner SSN/TIN

11. INVESTMENT SELECTION   (REQUIRED - Use whole percentages only)
------------------------------------------------------------------------------------------------------------------------------------

IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in
Section 10, you must choose from the following investment options indicated by the [DELTA] symbol.

      CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period.

      / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer.

      / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below.

A INVESTMENT SUMMARY

Dollar Cost Averaging                    % (Complete Section 11B and 11D or 11E)
Fixed Accumulation Feature               % (Complete Section 11C)
Sub-Accounts                             % (Complete Section 11D - Unavailable if Asset Allocation Model is selected)
Asset Allocation Model                   % (Complete Section 11E - Unavailable if Sub-Accounts are selected)
                           TOTAL -  100  % (MUST EQUAL 100%)

B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)**

DCA allocations must be made in Section 12D or 12E. Provide the complete instructions for the DCA below.

Initial Allocation

       %  6-Month DCA [DELTA]            Duration:             months (between 3-6)
          / / check if rate lock*        Estimated dollar amount $
       %  12-Month DCA [DELTA]           Duration:             months (between 7-12)
          / / check if rate lock*        Estimated dollar amount $

* A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

** NOT AVAILABLE FOR HARTFORD LEADERS(R) ACCESS OR IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM.

C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL - Only available for Hartford Leaders(R) product.)

Initial Allocation         INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*

          % Fixed Accumulation Feature   / / Yes             Estimated dollar amount $
          [DELTA]+

+ NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 10.

* A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

D SUB-ACCOUNT ALLOCATION SELECTION

-   The DCA allocation is only required if enrolling in the DCA program in
    Section 11B.

     SUB-ACCOUNTS

   INITIAL          DCA                                            INITIAL          DCA
ALLOCATION %   ALLOCATION %                                     ALLOCATION %   ALLOCATION %
----------------------------------------------------------------------------------------------------------------------------------
      %              %        AIM V.I. Capital Appreciation           %              %        American Funds Bond HLS Fund
                              Fund
      %              %        AIM V.I. Capital Development            %              %        American Funds Global Bond HLS Fund
                              Fund
      %              %        AIM V.I. Core Equity Fund               %              %        American Funds Global Growth &
                                                                                              Income HLS Fund
      %              %        AIM V.I. International Growth           %              %        American Funds Global Growth HLS
                              Fund                                                            Fund
      %              %        AIM V.I. Small Cap Equity Fund          %              %        American Funds Global Small
                                                                                              Capitalization HLS Fund
      %              %        AllianceBernstein VPS Balanced          %              %        American Funds Growth HLS Fund
                              Wealth Strategy Portfolio
                              [DELTA]
      %              %        AllianceBernstein VPS                   %              %        American Funds Growth-Income HLS
                              International Growth Portfolio                                  Fund
      %              %        AllianceBernstein VPS                   %              %        American Funds International HLS
                              International Value Portfolio                                   Fund
      %              %        AllianceBernstein VPS Small/Mid-        %              %        American Funds New World HLS Fund
                              Cap Value Portfolio
      %              %        AllianceBernstein VPS Value             %              %        Fidelity VIP Contrafund Portfolio
                              Portfolio
      %              %        American Funds Asset Allocation         %              %        Fidelity VIP Dynamic Capital
                              HLS Fund                                                        Appreciation Portfolio
      %              %        American Funds Blue Chip Income         %              %        Fidelity VIP Growth Portfolio
                              and Growth HLS Fund

A-LDR-08 (CW)    HARTFORD LEADERS(R) /CHASE (Countrywide except AL, AZ, FL, MN, NC, NY & PA)   Order #: HL-20248-2     Page 3 of 6

                                                                             Owner SSN/TIN

   INITIAL          DCA                                              INITIAL          DCA
ALLOCATION %   ALLOCATION %                                       ALLOCATION %   ALLOCATION %
------------------------------------------------------------------------------------------------------------------------------------
      %              %        Fidelity VIP Mid Cap Portfolio            %              %        JPMorgan Insurance Trust Diversified
                                                                                                Mid Cap Growth Portfolio
      %              %        Fidelity VIP Value Strategies             %              %        JPMorgan Insurance Trust Diversified
                              Portfolio                                                         Mid Cap Value Portfolio
      %              %        Franklin Flex Cap Growth                  %              %        JPMorgan Insurance Trust Equity
                              Securities Fund                                                   Index Portfolio
      %              %        Franklin Income Securities Fund           %              %        JPMorgan Insurance Trust Government
                              [DELTA]                                                           Bond Portfolio
      %              %        Franklin Small Cap Value                  %              %        JPMorgan Insurance Trust Intrepid
                              Securities Fund                                                   Growth Portfolio
      %              %        Franklin Small-Mid Cap Growth             %              %        JPMorgan Insurance Trust Intrepid
                              Securities Fund                                                   Mid Cap Portfolio
      %              %        Franklin Strategic Income                 %              %        Lord Abbett America's Value
                              Securities Fund                                                   Portfolio [DELTA]
      %              %        Hartford Advisers HLS Fund [DELTA]        %              %        Lord Abbett Bond-Debenture Portfolio
      %              %        Hartford Capital Appreciation HLS         %              %        Lord Abbett Growth & Income
                              Fund                                                              Portfolio
      %              %        Hartford Disciplined Equity HLS           %              %        MFS Growth Series
                              Fund
      %              %        Hartford Dividend and Growth HLS          %              %        MFS Investors Trust Series
                              Fund
      %              %        Hartford Equity Income HLS Fund           %              %        MFS Research Bond Series
      %              %        Hartford Fundamental Growth HLS           %              %        MFS Total Return Series [DELTA]
                              Fund
      %              %        Hartford Global Equity HLS Fund           %              %        MFS Value Series
      %              %        Hartford Global Growth HLS Fund           %              %        Mutual Discovery Securities Fund
      %              %        Hartford Growth HLS Fund                  %              %        Mutual Shares Securities Fund
      %              %        Hartford Growth Opportunities HLS         %              %        Oppenheimer Capital Appreciation
                              Fund                                                              Fund/VA
      %              %        Hartford High Yield HLS Fund              %              %        Oppenheimer Global Securities
                                                                                                Fund/VA
      %              %        Hartford International Growth HLS         %              %        Oppenheimer Main Street Fund/ VA
                              Fund
      %              %        Hartford International                    %              %        Oppenheimer Main Street Small Cap
                              Opportunities HLS Fund                                            Fund/VA
      %              %        Hartford LargeCap Growth HLS Fund         %              %        Oppenheimer Value Fund/VA
      %              %        Hartford MidCap Growth HLS Fund           %              %        Putnam VT Diversified Income Fund
      %              %        Hartford Money Market HLS Fund            %              %        Putnam VT Global Asset Allocation
                              [DELTA]                                                           Fund
      %              %        Hartford Small Cap Growth HLS Fund        %              %        Putnam VT International Equity Fund
      %              %        Hartford Small Company HLS Fund           %              %        Putnam VT International Growth &
                                                                                                Income Fund
      %              %        Hartford Stock HLS Fund                   %              %        Putnam VT Small Cap Value Fund
      %              %        Hartford Total Return Bond HLS            %              %        Templeton Developing Markets
                              Fund                                                              Securities Fund
      %              %        Hartford U.S. Government                  %              %        Templeton Foreign Securities Fund
                              Securities HLS Fund
      %              %        Hartford Value HLS Fund                   %              %        Templeton Global Income Securities
                                                                                                Fund
      %              %        Hartford Value Opportunities HLS          %              %        Templeton Growth Securities Fund
                              Fund
      %              %        JPMorgan Insurance Trust Balanced         %              %        Van Kampen LIT Growth and Income
                              Portfolio                                                         Portfolio
      %              %        JPMorgan Insurance Trust Core Bond        %              %        Van Kampen UIF Mid Cap Growth
                              Portfolio                                                         Portfolio
      %              %        JPMorgan Insurance Trust                  %              %        Van Kampen UIF U.S. Mid Cap Value
                              Diversified Equity Portfolio                                      Portfolio

CUSTOM ASSET ALLOCATION PROGRAM (AA)

/ / Check here if you would like your sub-account allocations to rebalance:

Day of Month (1st-28th)       Rebalancing Frequency:        / / Monthly     / / Quarterly    / / Semi-Annually     / / Annually

E ASSET ALLOCATION MODEL SELECTION

YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM). OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY.

INVESTMENT STRATEGIES

      %     / / Hartford Checks & Balances [DELTA]         / / Franklin Founding Investment Strategy [DELTA]
            / / Core Four [DELTA]                          / / American Growth Foundation Strategy [DELTA]

                                     FRANKLIN FOUNDING                 AMERICAN GROWTH
HARTFORD                            INVESTMENT STRATEGY              FOUNDATION STRATEGY
CHECKS & BALANCES [DELTA]                 [DELTA]                          [DELTA]                     CORE FOUR [DELTA]
----------------------------------------------------------------------------------------------------------------------------------
Hartford Capital                 Franklin Income                  American Funds Bond HLS          American Funds
Appreciation HLS Fund      33%   Securities Fund            34%   Fund                       25%   International HLS Fund     25%
Hartford Dividend &              Mutual Shares Securities         American Funds Global            Franklin Income
Growth HLS Fund            33%   Fund                       33%   Small Cap HLS Fund         10%   Securities Fund            25%
Hartford Total Return            Templeton Growth                 American Funds Growth &          Hartford Growth
Bond HLS Fund              34%   Securities Fund            33%   Income HLS Fund            25%   Opportunities HLS Fund     25%
                                                                  American Funds Growth HLS        Hartford Total Return
                                                                  Fund                       25%   Bond HLS Fund              25%
                                                                  American Funds
                                                                  International HLS Fund     15%

A-LDR-08 (CW)    HARTFORD LEADERS(R) /CHASE (Countrywide except AL, AZ, FL, MN, NC, NY & PA)   Order #: HL-20248-2     Page 4 of 6

                                                                             Owner SSN/TIN

PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)

             %     / / Balanced [DELTA]   / / Moderate Growth [DELTA]   / / Growth [DELTA]  / / Enhanced Growth

                                    MODERATE GROWTH
BALANCED [DELTA]                        [DELTA]                      GROWTH [DELTA]                 ENHANCED GROWTH
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International          AIM V.I. International          AIM V.I. International          AIM V.I. International
Growth Fund                 3%  Growth Fund                 4%  Growth Fund                 3%  Growth Fund                   4%
AllianceBernstein VPS           AllianceBernstein VPS           AllianceBernstein VPS           AllianceBernstein VPS
International Value             International Value             International Value             International Value
Portfolio                   3%  Portfolio                   4%  Portfolio                   3%  Portfolio                     4%
American Funds Bond HLS         American Funds Bond HLS         American Funds Growth           American Funds Growth
Fund                       10%  Fund                        7%  HLS Fund                    8%  HLS Fund                      8%
American Funds Growth           American Funds Growth           American Funds                  American Funds
HLS Fund                    6%  HLS Fund                    7%  International HLS Fund      5%  International HLS Fund        5%
American Funds                  American Funds                  Fidelity VIP Mid Cap            Fidelity VIP Mid Cap
International HLS Fund      4%  International HLS Fund      5%  Portfolio                   2%  Portfolio                     3%
Fidelity VIP Mid Cap            Fidelity VIP Mid Cap            Franklin Small Cap Value        Franklin Small Cap Value
Portfolio                   3%  Portfolio                   3%  Securities Fund             2%  Securities Fund               3%
Franklin Strategic              Franklin Small Cap Value        Franklin Strategic              Franklin Strategic
Income Securities Fund     10%  Securities Fund             2%  Income Securities Fund      8%  Income Securities Fund        5%
Hartford Capital                Franklin Strategic              Hartford Capital                Hartford Capital
Appreciation HLS Fund       5%  Income Securities Fund      9%  Appreciation HLS Fund       7%  Appreciation HLS Fund         8%
Hartford Disciplined            Hartford Capital                Hartford Disciplined            Hartford Disciplined
Equity HLS Fund             7%  Appreciation HLS Fund       6%  Equity HLS Fund             9%  Equity HLS Fund              10%
Hartford Growth                 Hartford Disciplined            Hartford Growth                 Hartford Growth
Opportunities HLS Fund      5%  Equity HLS Fund             8%  Opportunities HLS Fund      7%  Opportunities HLS Fund        8%
JPMorgan Insurance Trust        Hartford Growth                 Hartford International          Hartford International
Core Bond Portfolio        10%  Opportunities HLS Fund      6%  Opportunities HLS Fund      4%  Opportunities HLS Fund        4%
Lord Abbett                     JPMorgan Insurance Trust        JPMorgan Insurance Trust        JPMorgan Insurance Trust
Bond-Debenture Portfolio    5%  Core Bond Portfolio        10%  Core Bond Portfolio        10%  Core Bond Portfolio           7%
                                                                JP Morgan Insurance             JPMorgan Insurance Trust
                                Lord Abbett Bond-               Trust Diversified Mid           Diversified Mid Cap
MFS Value Series            6%  Debenture Portfolio         5%  Cap Growth Portfolio        2%  Growth Portfolio              2%
Mutual Shares Securities                                        Lord Abbett Bond-               Lord Abbett Bond-
Fund                        5%  MFS Value Series            7%  Debenture Portfolio         5%  Debenture Portfolio           3%
Oppenheimer Main Street         Mutual Shares Securities
Small Cap Fund/VA           3%  Fund                        6%  MFS Value Series            8%  MFS Value Series              9%
Putnam VT Diversified           Oppenheimer Main Street         Mutual Shares Securities        Mutual Shares Securities
Income Fund                10%  Small Cap Fund/VA           2%  Fund                        7%  Fund                          8%
Templeton Global Income         Putnam VT Diversified           Oppenheimer Main Street         Oppenheimer Main Street
Securities Fund             5%  Income Fund                 9%  Small Cap Fund/VA           3%  Small Cap Fund/VA             4%
                                                                Putnam VT Diversified           Putnam VT Diversified
                                                                Income Fund                 7%  Income Fund                   5%

* When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity contract. Alternative investment options with similar risk and return characteristics are available with this contract.

12. SPECIAL REMARKS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

13. OWNER(S) ACKNOWLEDGEMENTS        (All questions in this Section MUST be completed)
-------------------------------------------------------------------------------------------------------------------------------

/ / No     / / Yes -    Do you have an existing annuity or life insurance policy?
/ / No     / / Yes -    Will the annuity applied for replace one or more existing annuity or life insurance contracts?
/ / No     / / Yes -    Have you purchased another deferred annuity issued by Hartford Life during the current calendar year?

/ / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you.

THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED.

     NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

     DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

A-LDR-08 (CW)    HARTFORD LEADERS(R) /CHASE (Countrywide except AL, AZ, FL, MN, NC, NY & PA)   Order #: HL-20248-2     Page 5 of 6

                                                                             Owner SSN/TIN

     KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

     MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES.

     NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

     PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity.

I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3.

The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation.

Signed at:                       /  /
              ------------  ---------------
                 State*          Date

--------------------------------------------------------------------------------------------------------------------------------
      Contract Owner Signature (Trustee/Custodian, if applicable)          Joint Contract Owner Signature (If applicable)

* IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.

14. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS
------------------------------------------------------------------------------------------------------------------------------------

/ / No / / Yes -   Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts?
/ / No / / Yes -   Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance? If yes, please complete any applicable state replacement forms.

                                                                               --------------------------------------------------
                                                                                            Licensed Agent Signature

First Name                             MI                       Last Name
---------------------------------------------------------------------------------------------------------------------------------
Street Address                                                  City             State             ZIP
---------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer                          Licensed Agent SSN                        Broker/Dealer Client Account Number
---------------------------------------------------------------------------------------------------------------------------------
Business Telephone Number              Fax Number                                Email Address
---------------------------------------------------------------------------------------------------------------------------------
SELECT PROGRAM* / / A / / B / / C
---------------------------------------------------------------------------------------------------------------------------------

* CONTACT YOUR BACK OFFICE FOR PROGRAM INFORMATION (OPTION IS IRREVOCABLE)

A-LDR-08 (CW)    HARTFORD LEADERS(R) /CHASE (Countrywide except AL, AZ, FL, MN, NC, NY & PA)   Order #: HL-20248-2     Page 6 of 6

HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except Alabama, Arizona, Florida, Minnesota, New York, North Carolina, &         CW
Pennsylvania)
------------------------------------------------------------------------------------------------------------------------------------

REQUEST FOR VARIABLE ANNUITY                                                         U.S.P.S.-First       The Hartford - IPS
                                                                                     Class or             P.O. Box 5085
                                                                                     Express-Mail to:     Hartford, CT 06102-5085
/ / Hartford Life Insurance Company
/ / Hartford Life and Annuity Insurance Company                 [LOGO]               Private Express      The Hartford - IPS
                                                                THE HARTFORD         Mail:                1 Griffin Road North
COMPANY CHECKED ABOVE IS REFERENCED TO HEREIN AS "HARTFORD                                                Windsor, CT 06095-1512
LIFE".

1. PRODUCT         REQUIRED - SELECT ONLY ONE. PLEASE REFER TO PROSPECTUS FOR PRODUCT DETAILS.
---------------------------------------------------------------------------------------------------------------------------------

/ / Hartford Leaders(R)    / / Hartford Leaders(R) Outlook      / / Hartford Leaders(R) Plus    / / Hartford Leaders(R) Access
------------------------------------------------------------------------------------------------------------------------------

2. CONTRACT OWNER   (REQUIRED)
------------------------------------------------------------------------------------------------------------------------------------
Ownership Type:     / / Individual   / / Trust*   / / CRT*    / / UGMA    / / UTMA    / / NRA*    / / Corporation*
(Select only ONE)   / / Other                                                                     *Additional forms may be required
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.  / / Mrs.  / / Ms.   Gender:   / / M   / / F   NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship.
---------------------------------------------------------------------------------------------------------------------------------

First Name                                           MI                                      Last Name
-----------------------------------------------------------------------------------------------------------------------------------
Additional Owner Information (e.g., Name of                                                  Email Address
Trust/Corporation)
-----------------------------------------------------------------------------------------------------------------------------------
Social Security Number/TIN                           Date of Birth                           Daytime Telephone Number
-----------------------------------------------------------------------------------------------------------------------------------
Residential Address - (Permanent Physical Address,   City                                    State             ZIP
No P.O. Box)
-----------------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from above)            City                                    State             ZIP
-----------------------------------------------------------------------------------------------------------------------------------

3. JOINT CONTRACT OWNER     (If any)
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                           MI             Last Name
------------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                        Social Security Number
------------------------------------------------------------------------------------------------------------------------------------

Relationship to Contract Owner               NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S. citizen, specify country of citizenship.
--------------------------------------------------------------------------------------------------------------------------------

4. ANNUITANT    (Required if different from Contract Owner)
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                   MI                           Last Name
---------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                Social Security Number       Daytime Telephone Number
---------------------------------------------------------------------------------------------------------------------------------

Residential Address - (Permanent Physical Address,  City                                    State             ZIP
No P.O. Box)
----------------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from above)           City                                    State             ZIP
----------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner
----------------------------------------------------------------------------------------------------------------------------------

5. CONTINGENT ANNUITANT    (If any)
-----------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                   MI                           Last Name
---------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                Social Security Number       Relationship to Contract Owner
---------------------------------------------------------------------------------------------------------------------------------

A-LDR-08 (CW)    HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MN, NY, NC  Order #: HL-20220-2    Page 1 of 6
                 & PA)

                                                                                       Owner SSN/TIN

6. BENEFICIARY(IES)     (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.)
--------------------------------------------------------------------------------------------------------------------------------

/ / Primary                           %      First Name       MI                                Last Name
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                Date of Birth                     Social Security Number/TIN
--------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                  First Name       MI                                Last Name
/ / Contingent                        %
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                Date of Birth                     Social Security Number/TIN
--------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                  First Name       MI                                Last Name
/ / Contingent                        %
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                Date of Birth                     Social Security Number/TIN
--------------------------------------------------------------------------------------------------------------------------------

Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.

7. PLAN TYPE OF NEW CONTRACT    (REQUIRED - Complete either Section A or Section B)
------------------------------------------------------------------------------------------------------------------------------------

A. NON-QUALIFIED      / / Non-Qualified New Purchase               / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $
---------------------------------------------------------------------------------------------------------------------------------
B. QUALIFIED          / / New Contribution for tax year            / / Transfer             / / Rollover
---------------------------------------------------------------------------------------------------------------------------------

Please select ONE plan type listed below
------------------------------------------------------------------------------------------------------------------------------------
                     INDIVIDUALLY OWNED                                             EMPLOYER PLAN - ALLOCATED
------------------------------------------------------------------------------------------------------------------------------------

/ / Traditional IRA  / / Roth IRA             / / SEP IRA                     / / 401(k)       / / 401(a)       / / Keogh/HR-10
/ / Custodial IRA    / / Individual 401(k)    / / SIMPLE IRA (Non-DFI only)   / / Other:
----------------------------------------------------------------------------------------------------------------------------------

8. PREMIUM PAYMENT  (Make check payable to HARTFORD LIFE INSURANCE COMPANY)    $
----------------------------------------------------------------------------------------------------------------------------

9. ESTIMATED EXCHANGE/TRANSFER AMOUNT  (If applicable)                         $
----------------------------------------------------------------------------------------------------------------------------

10. OPTIONAL DEATH BENEFIT ELECTION
----------------------------------------------------------------------------------------------------------------------------

You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts.

Please refer to the prospectus for complete details.

      / /  MAV PLUS                             / /  MAXIMUM ANNIVERSARY VALUE
           (NOT AVAILABLE IN WA)                     (AVAILABLE ONLY IN WA)

11. OPTIONAL WITHDRAWAL BENEFIT ELECTION  (Select ONE only. Please refer to the prospectus for complete details.)
------------------------------------------------------------------------------------------------------------------------------------

THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS*+                  THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE NOT
             / / SINGLE LIFE      / / JOINT/SPOUSAL               APPROVED THE HARTFORD'S LIFETIME INCOME BUILDER
                                                                  SELECTS AND THE HARTFORD'S LIFETIME INCOME
                                                                  BUILDER PORTFOLIOS.
THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS*+               THE HARTFORD'S LIFETIME INCOME BUILDER II*+
IMPORTANT: Must select ONLY from the investment options with the             / / SINGLE LIFE          / / JOINT/SPOUSAL
[DELTA] symbol in section 12.
             / / SINGLE LIFE      / / JOINT/SPOUSAL               THE HARTFORD'S LIFETIME INCOME FOUNDATION*+
/ / THE HARTFORD'S PRINCIPAL FIRST*                                          / / SINGLE LIFE          / / JOINT/SPOUSAL

* Additional charges and how they are assessed vary by rider.

+ Separate Death Benefits apply. May not be available in all states.

A-LDR-08 (CW)    HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MN, NY, NC  Order #: HL-20220-2    Page 2 of 6
                 & PA)

                                                                                       Owner SSN/TIN

12. INVESTMENT SELECTION   (REQUIRED - Use whole percentages only)
-------------------------------------------------------------------------------------------------------------------------------

IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in
Section 11, you must choose from the following investment options indicated by the [DELTA] symbol.

      CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period.

      / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer.

      / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below.

A INVESTMENT SUMMARY

Dollar Cost Averaging                    % (Complete Section 12B and 12D or 12E)
Fixed Accumulation Feature               % (Complete Section 12C)
Sub-Accounts                             % (Complete Section 12D - Unavailable if Asset Allocation Model is selected)
Asset Allocation Model                   % (Complete Section 12E - Unavailable if Sub-Accounts are selected)
                           TOTAL -  100  % (MUST EQUAL 100%)

B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)**

DCA allocations must be made in Section 12D or 12E. Provide the complete instructions for the DCA below.

Initial Allocation

          %   6-Month DCA [DELTA]            Duration:             months (between 3-6)
              / / check if rate lock*        Estimated dollar amount $
          %   12-Month DCA [DELTA]           Duration:             months (between 7-12)
              / / check if rate lock*        Estimated dollar amount $

* A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

** NOT AVAILABLE FOR HARTFORD LEADERS(R) ACCESS OR IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM.

C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL - Only available for Hartford Leaders(R) product.)

Initial Allocation         INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*

          % Fixed Accumulation Feature   / / Yes             Estimated dollar amount $
          [DELTA]+

+ NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 11.

* A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

D SUB-ACCOUNT ALLOCATION SELECTION

-   The DCA allocation is only required if enrolling in the DCA program in
    Section 12B.

     SUB-ACCOUNTS

  INITIAL         DCA                                               INITIAL         DCA
ALLOCATION %  ALLOCATION %                                        ALLOCATION %  ALLOCATION %
----------------------------------------------------------------------------------------------------------------------------------
     %             %        AIM V.I. Capital Appreciation Fund         %             %        American Funds Blue Chip Income and
                                                                                              Growth HLS Fund
     %             %        AIM V.I. Capital Development Fund          %             %        American Funds Bond HLS Fund
     %             %        AIM V.I. Core Equity Fund                  %             %        American Funds Global Bond HLS Fund
     %             %        AIM V.I. International Growth Fund         %             %        American Funds Global Growth &
                                                                                              Income HLS Fund
     %             %        AIM V.I. Small Cap Equity Fund             %             %        American Funds Global Growth HLS
                                                                                              Fund
     %             %        AllianceBernstein VPS Balanced             %             %        American Funds Global Small
                            Wealth Strategy Portfolio [DELTA]                                 Capitalization HLS Fund
     %             %        AllianceBernstein VPS International        %             %        American Funds Growth HLS Fund
                            Growth Portfolio
     %             %        AllianceBernstein VPS International        %             %        American Funds Growth-Income HLS
                            Value Portfolio                                                   Fund
     %             %        AllianceBernstein VPS Small/Mid-Cap        %             %        American Funds International HLS
                            Value Portfolio                                                   Fund
     %             %        AllianceBernstein VPS Value                %             %        American Funds New World HLS Fund
                            Portfolio
     %             %        American Funds Asset Allocation HLS        %             %        Fidelity VIP Contrafund Portfolio
                            Fund

A-LDR-08 (CW)    HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MN, NY, NC  Order #: HL-20220-2    Page 3 of 6
                 & PA)

                                                                                       Owner SSN/TIN

  INITIAL         DCA                                               INITIAL         DCA
ALLOCATION %  ALLOCATION %                                        ALLOCATION %  ALLOCATION %
----------------------------------------------------------------------------------------------------------------------------------
     %             %        Fidelity VIP Dynamic Capital               %             %        Hartford Value HLS Fund
                            Appreciation Portfolio
     %             %        Fidelity VIP Growth Portfolio              %             %        Hartford Value Opportunities HLS
                                                                                              Fund
     %             %        Fidelity VIP Mid Cap Portfolio             %             %        Lord Abbett America's Value
                                                                                              Portfolio [DELTA]
     %             %        Fidelity VIP Value Strategies              %             %        Lord Abbett Bond-Debenture Portfolio
                            Portfolio
     %             %        Franklin Flex Cap Growth Securities        %             %        Lord Abbett Growth & Income
                            Fund                                                              Portfolio
     %             %        Franklin Income Securities Fund            %             %        MFS Growth Series
                            [DELTA]
     %             %        Franklin Small Cap Value Securities        %             %        MFS Investors Trust Series
                            Fund
     %             %        Franklin Small-Mid Cap Growth              %             %        MFS Research Bond Series
                            Securities Fund
     %             %        Franklin Strategic Income Securities       %             %        MFS Total Return Series [DELTA]
                            Fund
     %             %        Hartford Advisers HLS Fund [DELTA]         %             %        MFS Value Series
     %             %        Hartford Capital Appreciation HLS          %             %        Mutual Discovery Securities Fund
                            Fund
     %             %        Hartford Disciplined Equity HLS Fund       %             %        Mutual Shares Securities Fund
     %             %        Hartford Dividend and Growth HLS           %             %        Oppenheimer Capital Appreciation
                            Fund                                                              Fund/VA
     %             %        Hartford Equity Income HLS Fund            %             %        Oppenheimer Global Securities
                                                                                              Fund/VA
     %             %        Hartford Fundamental Growth HLS Fund       %             %        Oppenheimer Main Street Fund/ VA
     %             %        Hartford Global Equity HLS Fund            %             %        Oppenheimer Main Street Small Cap
                                                                                              Fund/VA
     %             %        Hartford Global Growth HLS Fund            %             %        Oppenheimer Value Fund/VA
     %             %        Hartford Growth HLS Fund                   %             %        Putnam VT Diversified Income Fund
     %             %        Hartford Growth Opportunities HLS          %             %        Putnam VT Global Asset Allocation
                            Fund                                                              Fund
     %             %        Hartford High Yield HLS Fund               %             %        Putnam VT International Equity Fund
     %             %        Hartford International Growth HLS          %             %        Putnam VT International Growth &
                            Fund                                                              Income Fund
     %             %        Hartford International Opportunities       %             %        Putnam VT Small Cap Value Fund
                            HLS Fund
     %             %        Hartford LargeCap Growth HLS Fund          %             %        Templeton Developing Markets
                                                                                              Securities Fund
     %             %        Hartford MidCap Growth HLS Fund            %             %        Templeton Foreign Securities Fund
     %             %        Hartford Money Market HLS Fund             %             %        Templeton Global Income Securities
                            [DELTA]                                                           Fund
     %             %        Hartford Small Cap Growth HLS Fund         %             %        Templeton Growth Securities Fund
     %             %        Hartford Small Company HLS Fund            %             %        Van Kampen LIT Growth and Income
                                                                                              Portfolio
     %             %        Hartford Stock HLS Fund                    %             %        Van Kampen UIF Mid Cap Growth
                                                                                              Portfolio
     %             %        Hartford Total Return Bond HLS Fund        %             %        Van Kampen UIF U.S. Mid Cap Value
                                                                                              Portfolio
     %             %        Hartford U.S. Government Securities
                            HLS Fund

CUSTOM ASSET ALLOCATION PROGRAM (AA)

/ / Check here if you would like your sub-account allocations to rebalance:

Day of Month (1st-28th)       Rebalancing Frequency:        / / Monthly     / / Quarterly    / / Semi-Annually     / / Annually

E ASSET ALLOCATION MODEL SELECTION

YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM). OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY.

INVESTMENT STRATEGIES

      %     / / Hartford Checks & Balances [DELTA]         / / Franklin Founding Investment Strategy [DELTA]
            / / Core Four [DELTA]                          / / American Growth Foundation Strategy [DELTA]

HARTFORD                             FRANKLIN FOUNDING                 AMERICAN GROWTH
CHECKS & BALANCES                   INVESTMENT STRATEGY              FOUNDATION STRATEGY
[DELTA]                                   [DELTA]                          [DELTA]                     CORE FOUR [DELTA]
----------------------------------------------------------------------------------------------------------------------------------
Hartford Capital                 Franklin Income                  American Funds Bond HLS          American Funds
Appreciation HLS Fund      33%   Securities Fund            34%   Fund                       25%   International HLS Fund     25%
Hartford Dividend &              Mutual Shares Securities         American Funds Global            Franklin Income
Growth HLS Fund            33%   Fund                       33%   Small Cap HLS Fund         10%   Securities Fund            25%
Hartford Total Return            Templeton Growth                 American Funds Growth &          Hartford Growth
Bond HLS Fund              34%   Securities Fund            33%   Income HLS Fund            25%   Opportunities HLS Fund     25%
                                                                  American Funds Growth HLS        Hartford Total Return
                                                                  Fund                       25%   Bond HLS Fund              25%
                                                                  American Funds
                                                                  International HLS Fund     15%

A-LDR-08 (CW)    HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MN, NY, NC  Order #: HL-20220-2    Page 4 of 6
                 & PA)

                                                                                       Owner SSN/TIN

PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)

             %     / / Balanced [DELTA]   / / Moderate Growth [DELTA]   / / Growth [DELTA]  / / Enhanced Growth

                                      MODERATE GROWTH
BALANCED [DELTA]                          [DELTA]                      GROWTH [DELTA]                   ENHANCED GROWTH
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International           AIM V.I. International           AIM V.I. International           AIM V.I. International
Growth Fund                  3%  Growth Fund                  4%  Growth Fund                  3%  Growth Fund                  4%
AllianceBernstein VPS            AllianceBernstein VPS            AllianceBernstein VPS            AllianceBernstein VPS
International Value              International Value              International Value              International Value
Portfolio                    3%  Portfolio                    4%  Portfolio                    3%  Portfolio                    4%
American Funds Bond HLS          American Funds Bond HLS          American Funds Growth HLS        American Funds Growth HLS
Fund                        10%  Fund                         7%  Fund                         8%  Fund                         8%
American Funds Growth HLS        American Funds Growth HLS        American Funds                   American Funds
Fund                         6%  Fund                         7%  International HLS Fund       5%  International HLS Fund       5%
American Funds                   American Funds                   Fidelity VIP Mid Cap             Fidelity VIP Mid Cap
International HLS Fund       4%  International HLS Fund       5%  Portfolio                    2%  Portfolio                    3%
Fidelity VIP Mid Cap             Fidelity VIP Mid Cap             Franklin Small Cap Value         Franklin Small Cap Value
Portfolio                    3%  Portfolio                    3%  Securities Fund              2%  Securities Fund              3%
Franklin Strategic Income        Franklin Small Cap Value         Franklin Strategic Income        Franklin Strategic Income
Securities Fund             10%  Securities Fund              2%  Securities Fund              8%  Securities Fund              5%
Hartford Capital                 Franklin Strategic Income        Hartford Capital                 Hartford Capital
Appreciation HLS Fund        5%  Securities Fund              9%  Appreciation HLS Fund        7%  Appreciation HLS Fund        8%
Hartford Disciplined             Hartford Capital                 Hartford Disciplined             Hartford Disciplined
Equity HLS Fund              7%  Appreciation HLS Fund        6%  Equity HLS Fund              9%  Equity HLS Fund             10%
Hartford Growth                  Hartford Disciplined             Hartford Growth                  Hartford Growth
Opportunities HLS Fund       5%  Equity HLS Fund              8%  Opportunities HLS Fund       7%  Opportunities HLS Fund       8%
Hartford Total Return            Hartford Growth                  Hartford International           Hartford International
Bond HLS Fund               10%  Opportunities HLS Fund       6%  Opportunities HLS Fund       4%  Opportunities HLS Fund       4%
Lord Abbett                      Hartford Total Return            Hartford Total Return            Hartford Total Return
Bond-Debenture Portfolio     5%  Bond HLS Fund               10%  Bond HLS Fund               10%  Bond HLS Fund                7%
                                 Lord Abbett Bond-                Lord Abbett Bond-                Lord Abbett Bond-
MFS Value Series             6%  Debenture Portfolio          5%  Debenture Portfolio          5%  Debenture Portfolio          3%
Mutual Shares Securities
Fund                         5%  MFS Value Series             7%  MFS Value Series             8%  MFS Value Series             9%
Oppenheimer Main Street          Mutual Shares Securities         Mutual Shares Securities         Mutual Shares Securities
Small Cap Fund/VA            3%  Fund                         6%  Fund                         7%  Fund                         8%
Putnam VT Diversified            Oppenheimer Main Street          Oppenheimer Main Street          Oppenheimer Main Street
Income Fund                 10%  Small Cap Fund/VA            2%  Small Cap Fund/VA            3%  Small Cap Fund/VA            4%
Templeton Global Income          Putnam VT Diversified            Putnam VT Diversified            Putnam VT Diversified
Securities Fund              5%  Income Fund                  9%  Income Fund                  7%  Income Fund                  5%
                                                                  Van Kampen UIF Mid Cap           Van Kampen UIF Mid Cap
                                                                  Growth Portfolio             2%  Growth Portfolio             2%

* When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity certificate. Alternative investment options with similar risk and return characteristics are available with this certificate.

13. SPECIAL REMARKS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

14. OWNER(S) ACKNOWLEDGEMENTS        (All questions in this Section MUST be completed)
------------------------------------------------------------------------------------------------------------------------------------

/ / No / / Yes -  Do you have an existing annuity or life insurance policy?
/ / No / / Yes -  Will the annuity applied for replace one or more existing annuity or life insurance contracts?
/ / No / / Yes -  Have you purchased another deferred annuity issued by Hartford Life during the current calendar year?

/ / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you.

THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED.

     NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

     DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

A-LDR-08 (CW)    HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MN,   Order #: HL-20220-2     Page 5 of 6
                 NY, NC & PA)

                                                                                       Owner SSN/TIN

     KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

     MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES.

     NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

     PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity.

I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3.

The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation.

Signed at:                       /  /
              ------------  ---------------
                 State*          Date

---------------------------------------------------------------------------------------------------------------------------
          Contract Owner Signature (Trustee/Custodian, if              Joint Contract Owner Signature (If applicable)
                            applicable)

* IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.

15. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS
---------------------------------------------------------------------------------------

/ / No / / Yes -      Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts?
/ / No / / Yes -      Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance?
                      If yes, please complete any applicable state replacement forms.

                                                                                            ----------------------------------------
                                                                                                    Licensed Agent Signature

First Name                       MI                            Last Name
--------------------------------------------------------------------------------------------------------------------------------
Street Address                                                 City               State             ZIP
--------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer                    Licensed Agent SSN                               Broker/Dealer Client Account Number
--------------------------------------------------------------------------------------------------------------------------------
Business Telephone Number        Fax Number                                       Email Address
--------------------------------------------------------------------------------------------------------------------------------
SELECT PROGRAM*

Hartford Leaders(R) :           / / A           / / B       / / C
Hartford Leaders(R) Outlook:    / / Option 1                / / Option 2
Hartford Leaders(R) Plus:       / / A           / / B
Hartford Leaders(R) Access:     / / A

* CONTACT YOUR BACK OFFICE FOR PROGRAM INFORMATION (OPTION IS IRREVOCABLE)

A-LDR-08 (CW)    HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MN,   Order #: HL-20220-2     Page 6 of 6
                 NY, NC & PA)

HARTFORD LEADERS(R) EDGE (Countrywide except Alabama, Arizona, Florida, Minnesota, New York, North Carolina & Pennsylvania)     CW
------------------------------------------------------------------------------------------------------------------------------------

REQUEST FOR VARIABLE ANNUITY                                                         U.S.P.S.-First       The Hartford - IPS
                                                                                     Class or             P.O. Box 5085
                                                                                     Express-Mail to:     Hartford, CT 06102-5085
/ / Hartford Life Insurance Company
/ / Hartford Life and Annuity Insurance Company                 [LOGO]               Private Express      The Hartford - IPS
                                                                THE HARTFORD         Mail:                1 Griffin Road North
COMPANY CHECKED ABOVE IS REFERENCED TO HEREIN AS "HARTFORD                                                Windsor, CT 06095-1512
LIFE".

1. CONTRACT OWNER   (REQUIRED)
------------------------------------------------------------------------------------------------------------------------------------
Ownership Type:     / / Individual   / / Trust*   / / CRT*    / / UGMA    / / UTMA    / / NRA*    / / Corporation*
(Select only ONE)   / / Other                                                                     *Additional forms may be required
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.  / / Mrs.  / / Ms.   Gender:         / / M   / / F   NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship.
--------------------------------------------------------------------------------------------------------------------------------

First Name                                            MI                                      Last Name
------------------------------------------------------------------------------------------------------------------------------------
Additional Owner Information (e.g., Name of                                                   Email Address
Trust/Corporation)
------------------------------------------------------------------------------------------------------------------------------------
Social Security Number/TIN                            Date of Birth                           Daytime Telephone Number
------------------------------------------------------------------------------------------------------------------------------------
Residential Address - (Permanent Physical Address,    City                                    State             ZIP
No P.O. Box)
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from above)             City                                    State             ZIP
------------------------------------------------------------------------------------------------------------------------------------

2. JOINT CONTRACT OWNER     (If any)
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                           MI             Last Name
------------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                        Social Security Number
------------------------------------------------------------------------------------------------------------------------------------

Relationship to Contract Owner                                NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S. citizen, specify country of citizenship.
------------------------------------------------------------------------------------------------------------------------------------

3. ANNUITANT    (Required if different from Contract Owner)
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                   MI                           Last Name
---------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                Social Security Number       Daytime Telephone Number
---------------------------------------------------------------------------------------------------------------------------------

Residential Address - (Permanent Physical Address,    City                                    State             ZIP
No P.O. Box)
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from above)             City                                    State             ZIP
------------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner
------------------------------------------------------------------------------------------------------------------------------------

4. CONTINGENT ANNUITANT       (If any)
----------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                   MI                           Last Name
---------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                Social Security Number       Relationship to Contract Owner
---------------------------------------------------------------------------------------------------------------------------------

A-EDG-08 (CW)    HARTFORD LEADERS(R) EDGE (Countrywide except AL, AZ, FL, MN, NY, NC & PA)     Order #: HL-20225-2    Page 1 of 6

                                                                                       Owner SSN/TIN

5. BENEFICIARY(IES)     (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.)
--------------------------------------------------------------------------------------------------------------------------------

/ / Primary                            %      First Name       MI                            Last Name
----------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                 Date of Birth                 Social Security Number/TIN
----------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                   First Name       MI                            Last Name
/ / Contingent                         %
----------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                 Date of Birth                 Social Security Number/TIN
----------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                   First Name       MI                            Last Name
/ / Contingent                         %
----------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                 Date of Birth                 Social Security Number/TIN
----------------------------------------------------------------------------------------------------------------------------------

Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.

6. PLAN TYPE OF NEW CONTRACT    (REQUIRED - Complete either Section A or Section B)
----------------------------------------------------------------------------------------------------------------------------------

A. NON-QUALIFIED      / / Non-Qualified New Purchase               / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $
---------------------------------------------------------------------------------------------------------------------------------
B. QUALIFIED          / / New Contribution for tax year            / / Transfer                          / / Rollover
---------------------------------------------------------------------------------------------------------------------------------

Please select ONE plan type listed below
----------------------------------------------------------------------------------------------------------------------------------
                       INDIVIDUALLY OWNED                                            EMPLOYER PLAN - ALLOCATED
----------------------------------------------------------------------------------------------------------------------------------

/ / Traditional IRA  / / Roth IRA             / / SEP IRA                     / / 401(k)       / / 401(a)       / / Keogh/HR-10
/ / Custodial IRA    / / Individual 401(k)    / / SIMPLE IRA (Non-DFI only)   / / Other:
----------------------------------------------------------------------------------------------------------------------------------

7. PREMIUM PAYMENT  (Make check payable to HARTFORD LIFE INSURANCE COMPANY)                                          $
------------------------------------------------------------------------------------------------------------------------------

8. ESTIMATED EXCHANGE/TRANSFER AMOUNT  (If applicable)                                                               $
------------------------------------------------------------------------------------------------------------------------------

9. OPTIONAL DEATH BENEFIT ELECTION
-------------------------------------------------------------------------------------------------------------------------------

You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts.

Please refer to the prospectus for complete details.

/ /  MAV PLUS                        / /  MAXIMUM ANNIVERSARY VALUE
     (NOT AVAILABLE IN WA)                (AVAILABLE ONLY IN WA)

10. OPTIONAL WITHDRAWAL BENEFIT ELECTION  (Select ONE only. Please refer to the prospectus for complete details.)
------------------------------------------------------------------------------------------------------------------------------------

THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS*+      THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE
        / / SINGLE LIFE    / / JOINT/SPOUSAL          NOT APPROVED THE HARTFORD'S LIFETIME INCOME
                                                      BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME
                                                      BUILDER PORTFOLIOS.
THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS*+   THE HARTFORD'S LIFETIME INCOME BUILDER II*+
IMPORTANT: Must select ONLY from the investment                / / SINGLE LIFE     / / JOINT/SPOUSAL
options with the [DELTA] symbol in section 11.
        / / SINGLE LIFE    / / JOINT/SPOUSAL          THE HARTFORD'S LIFETIME INCOME FOUNDATION*+
                                                               / / SINGLE LIFE     / / JOINT/SPOUSAL
/ / THE HARTFORD'S PRINCIPAL FIRST*

* Additional charges and how they are assessed vary by rider.

+ Separate Death Benefits apply. May not be available in all states.

A-EDG-08 (CW)    HARTFORD LEADERS(R) EDGE (Countrywide except AL, AZ, FL, MN, NY, NC & PA)     Order #: HL-20225-2    Page 2 of 6

                                                                                       Owner SSN/TIN

11. INVESTMENT SELECTION   (REQUIRED - Use whole percentages only)
-------------------------------------------------------------------------------------------------------------------------------

IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in
Section 10, you must choose from the following investment options indicated by the [DELTA] symbol.

      CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period.

      / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer.

      / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below.

A INVESTMENT SUMMARY

Dollar Cost Averaging                    % (Complete Section 11B and 11D or 11E)
Fixed Accumulation Feature               % (Complete Section 11C)
Sub-Accounts                             % (Complete Section 11D - Unavailable if Asset Allocation Model is selected)
Asset Allocation Model                   % (Complete Section 11E - Unavailable if Sub-Accounts are selected)
                           TOTAL -  100  % (MUST EQUAL 100%)

B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)**

DCA allocations must be made in Section 11D or 11E. Provide the complete instructions for the DCA below.

Initial Allocation

       %  6-Month DCA [DELTA]            Duration:             months (between 3-6)
          / / check if rate lock*        Estimated dollar amount $
       %  12-Month DCA [DELTA]           Duration:             months (between 7-12)
          / / check if rate lock*        Estimated dollar amount $

* A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

** NOT AVAILABLE IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM.

C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL)

Initial Allocation         INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*

          % Fixed Accumulation Feature   / / Yes             Estimated dollar amount $
          [DELTA]+

+ NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 10.

* A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

D SUB-ACCOUNT ALLOCATION SELECTION

-   The DCA allocation is only required if enrolling in the DCA program above.

  SUB-ACCOUNTS

  INITIAL         DCA                                               INITIAL         DCA
ALLOCATION %  ALLOCATION %                                        ALLOCATION %  ALLOCATION %
----------------------------------------------------------------------------------------------------------------------------------
     %             %        AIM V.I. Capital Appreciation Fund         %             %        American Funds Global Growth HLS
                                                                                              Fund
     %             %        AIM V.I. Capital Development Fund          %             %        American Funds Global Small
                                                                                              Capitalization HLS Fund
     %             %        AIM V.I. Core Equity Fund                  %             %        American Funds Growth HLS Fund
     %             %        AIM V.I. International Growth Fund         %             %        American Funds Growth-Income HLS
                                                                                              Fund
     %             %        AIM V.I. Small Cap Equity Fund             %             %        American Funds International HLS
                                                                                              Fund
     %             %        AllianceBernstein VPS Balanced             %             %        American Funds New World HLS Fund
                            Wealth Strategy Portfolio [DELTA]
     %             %        AllianceBernstein VPS International        %             %        Fidelity VIP Contrafund Portfolio
                            Growth Portfolio
     %             %        AllianceBernstein VPS International        %             %        Fidelity VIP Dynamic Capital
                            Value Portfolio                                                   Appreciation Portfolio
     %             %        AllianceBernstein VPS Small/Mid-Cap        %             %        Fidelity VIP Growth Portfolio
                            Value Portfolio
     %             %        AllianceBernstein VPS Value                %             %        Fidelity VIP Mid Cap Portfolio
                            Portfolio
     %             %        American Funds Asset Allocation HLS        %             %        Fidelity VIP Value Strategies
                            Fund                                                              Portfolio
     %             %        American Funds Blue Chip Income and        %             %        Franklin Flex Cap Growth Securities
                            Growth HLS Fund                                                   Fund
     %             %        American Funds Bond HLS Fund               %             %        Franklin Income Securities Fund
                                                                                              [DELTA]
     %             %        American Funds Global Bond HLS Fund        %             %        Franklin Small Cap Value Securities
                                                                                              Fund
     %             %        American Funds Global Growth &             %             %        Franklin Small-Mid Cap Growth
                            Income HLS Fund                                                   Securities Fund

A-EDG-08 (CW)    HARTFORD LEADERS(R) EDGE (Countrywide except AL, AZ, FL, MN, NY, NC, & PA)    Order #: HL-20225-2    Page 3 of 6

                                                                                       Owner SSN/TIN

  INITIAL         DCA                                               INITIAL         DCA
ALLOCATION %  ALLOCATION %                                        ALLOCATION %  ALLOCATION %
----------------------------------------------------------------------------------------------------------------------------------
     %             %        Franklin Strategic Income Securities       %             %        Lord Abbett Growth & Income
                            Fund                                                              Portfolio
     %             %        Hartford Advisers HLS Fund [DELTA]         %             %        MFS Growth Series
     %             %        Hartford Capital Appreciation HLS          %             %        MFS Investors Trust Series
                            Fund
     %             %        Hartford Disciplined Equity HLS Fund       %             %        MFS Research Bond Series
     %             %        Hartford Dividend and Growth HLS           %             %        MFS Total Return Series [DELTA]
                            Fund
     %             %        Hartford Equity Income HLS Fund            %             %        MFS Value Series
     %             %        Hartford Fundamental Growth HLS Fund       %             %        Mutual Discovery Securities Fund
     %             %        Hartford Global Equity HLS Fund            %             %        Mutual Shares Securities Fund
     %             %        Hartford Global Growth HLS Fund            %             %        Oppenheimer Capital Appreciation
                                                                                              Fund/VA
     %             %        Hartford Growth HLS Fund                   %             %        Oppenheimer Global Securities
                                                                                              Fund/VA
     %             %        Hartford Growth Opportunities HLS          %             %        Oppenheimer Main Street
                            Fund                                                              Fund/VA
     %             %        Hartford High Yield HLS Fund               %             %        Oppenheimer Main Street Small Cap
                                                                                              Fund/VA
     %             %        Hartford International Growth HLS          %             %        Oppenheimer Value Fund/VA
                            Fund
     %             %        Hartford International Opportunities       %             %        Putnam VT Diversified Income Fund
                            HLS Fund
     %             %        Hartford LargeCap Growth HLS Fund          %             %        Putnam VT Global Asset Allocation
                                                                                              Fund
     %             %        Hartford MidCap Growth HLS Fund            %             %        Putnam VT International Equity Fund
     %             %        Hartford Money Market HLS Fund             %             %        Putnam VT International Growth &
                            [DELTA]                                                           Income Fund
     %             %        Hartford Small Cap Growth HLS Fund         %             %        Putnam VT Small Cap Value Fund
     %             %        Hartford Small Company HLS Fund            %             %        Templeton Developing Markets
                                                                                              Securities Fund
     %             %        Hartford Stock HLS Fund                    %             %        Templeton Foreign Securities Fund
     %             %        Hartford Total Return Bond HLS Fund        %             %        Templeton Global Income Securities
                                                                                              Fund
     %             %        Hartford U.S. Government Securities        %             %        Templeton Growth Securities Fund
                            HLS Fund
     %             %        Hartford Value HLS Fund                    %             %        Van Kampen LIT Growth and Income
                                                                                              Portfolio
     %             %        Hartford Value Opportunities HLS           %             %        Van Kampen UIF Mid Cap Growth
                            Fund                                                              Portfolio
     %             %        Lord Abbett America's Value                %             %        Van Kampen UIF U.S. Mid Cap Value
                            Portfolio [DELTA]                                                 Portfolio
     %             %        Lord Abbett Bond-Debenture Portfolio

CUSTOM ASSET ALLOCATION PROGRAM (AA)

/ / Check here if you would like your sub-account allocations to rebalance:

Day of Month (1st-28th)       Rebalancing Frequency:        / / Monthly     / / Quarterly    / / Semi-Annually     / / Annually

E ASSET ALLOCATION MODEL SELECTION

YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM). OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY.

INVESTMENT STRATEGIES

      %     / / Hartford Checks & Balances [DELTA]         / / Franklin Founding Investment Strategy [DELTA]
            / / Core Four [DELTA]                          / / American Growth Foundation Strategy [DELTA]

                                     FRANKLIN FOUNDING                 AMERICAN GROWTH
HARTFORD                            INVESTMENT STRATEGY              FOUNDATION STRATEGY
CHECKS & BALANCES [DELTA]                 [DELTA]                          [DELTA]                     CORE FOUR [DELTA]
----------------------------------------------------------------------------------------------------------------------------------
Hartford Capital                 Franklin Income                  American Funds Bond HLS          American Funds
Appreciation HLS Fund      33%   Securities Fund            34%   Fund                       25%   International HLS Fund     25%
Hartford Dividend &              Mutual Shares Securities         American Funds Global            Franklin Income
Growth HLS Fund            33%   Fund                       33%   Small Cap HLS Fund         10%   Securities Fund            25%
Hartford Total Return            Templeton Growth                 American Funds Growth &          Hartford Growth
Bond HLS Fund              34%   Securities Fund            33%   Income HLS Fund            25%   Opportunities HLS Fund     25%
                                                                  American Funds Growth HLS        Hartford Total Return
                                                                  Fund                       25%   Bond HLS Fund              25%
                                                                  American Funds
                                                                  International HLS Fund     15%

PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)

             %     / / Balanced [DELTA]   / / Moderate Growth [DELTA]   / / Growth [DELTA]  / / Enhanced Growth

                                      MODERATE GROWTH
BALANCED [DELTA]                          [DELTA]                      GROWTH [DELTA]                   ENHANCED GROWTH
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International           AIM V.I. International           AIM V.I. International           AIM V.I. International
Growth Fund                  3%  Growth Fund                  4%  Growth Fund                  3%  Growth Fund                  4%
AllianceBernstein VPS            AllianceBernstein VPS            AllianceBernstein VPS            AllianceBernstein VPS
International Value              International Value              International Value              International Value
Portfolio                    3%  Portfolio                    4%  Portfolio                    3%  Portfolio                    4%
American Funds Bond HLS          American Funds Bond HLS          American Funds Growth HLS        American Funds Growth HLS
Fund                        10%  Fund                         7%  Fund                         8%  Fund                         8%
American Funds Growth HLS        American Funds Growth HLS        American Funds                   American Funds
Fund                         6%  Fund                         7%  International HLS Fund       5%  International HLS Fund       5%
American Funds                   American Funds                   Fidelity VIP Mid Cap             Fidelity VIP Mid Cap
International HLS Fund       4%  International HLS Fund       5%  Portfolio                    2%  Portfolio                    3%
Fidelity VIP Mid Cap             Fidelity VIP Mid Cap             Franklin Small Cap Value         Franklin Small Cap Value
Portfolio                    3%  Portfolio                    3%  Securities Fund              2%  Securities Fund              3%
Franklin Strategic Income        Franklin Small Cap Value         Franklin Strategic Income        Franklin Strategic Income
Securities Fund             10%  Securities Fund              2%  Securities Fund              8%  Securities Fund              5%
Hartford Capital                 Franklin Strategic Income        Hartford Capital                 Hartford Capital
Appreciation HLS Fund        5%  Securities Fund              9%  Appreciation HLS Fund        7%  Appreciation HLS Fund        8%
Hartford Disciplined             Hartford Capital                 Hartford Disciplined             Hartford Disciplined
Equity HLS Fund              7%  Appreciation HLS Fund        6%  Equity HLS Fund              9%  Equity HLS Fund             10%
Hartford Growth                  Hartford Disciplined             Hartford Growth                  Hartford Growth
Opportunities HLS Fund       5%  Equity HLS Fund              8%  Opportunities HLS Fund       7%  Opportunities HLS Fund       8%
Hartford Total Return            Hartford Growth                  Hartford International           Hartford International
Bond HLS Fund               10%  Opportunities HLS Fund       6%  Opportunities HLS Fund       4%  Opportunities HLS Fund       4%
Lord Abbett                      Hartford Total Return            Hartford Total Return            Hartford Total Return
Bond-Debenture Portfolio     5%  Bond HLS Fund               10%  Bond HLS Fund               10%  Bond HLS Fund                7%
                                 Lord Abbett Bond-                Lord Abbett Bond-                Lord Abbett Bond-
MFS Value Series             6%  Debenture Portfolio          5%  Debenture Portfolio          5%  Debenture Portfolio          3%
Mutual Shares Securities
Fund                         5%  MFS Value Series             7%  MFS Value Series             8%  MFS Value Series             9%
Oppenheimer Main Street          Mutual Shares Securities         Mutual Shares Securities         Mutual Shares Securities
Small Cap Fund/VA            3%  Fund                         6%  Fund                         7%  Fund                         8%
Putnam VT Diversified            Oppenheimer Main Street          Oppenheimer Main Street          Oppenheimer Main Street
Income Fund                 10%  Small Cap Fund/VA            2%  Small Cap Fund/VA            3%  Small Cap Fund/VA            4%
Templeton Global Income          Putnam VT Diversified            Putnam VT Diversified            Putnam VT Diversified
Securities Fund              5%  Income Fund                  9%  Income Fund                  7%  Income Fund                  5%
                                                                  Van Kampen UIF Mid Cap           Van Kampen UIF Mid Cap
                                                                  Growth Portfolio             2%  Growth Portfolio             2%

* When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity contract. Alternative investment options with similar risk and return characteristics are available with this contract.

A-EDG-08 (CW)    HARTFORD LEADERS(R) EDGE (Countrywide except AL, AZ, FL, MN, NY, NC & PA)     Order #: HL-20225-2    Page 4 of 6

                                                                                       Owner SSN/TIN

12. RIGHTS OF ACCUMULATION (If applicable)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

13. SPECIAL REMARKS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

14. OWNER(S) ACKNOWLEDGEMENTS   (All questions in this Section MUST be completed)
--------------------------------------------------------------------------------------------------------------------------

/ / No  / / Yes -   Do you have an existing annuity or life insurance policy?
/ / No  / / Yes -   Will the annuity applied for replace one or more existing annuity or life insurance contracts?
/ / No  / / Yes -   Have you purchased another deferred annuity issued by Hartford Life during the current calendar year?

/ / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you.

THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED.

     NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

     DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

     KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

     MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES.

     NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

     PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity.

A-EDG-08 (CW)    HARTFORD LEADERS(R) EDGE (Countrywide except AL, AZ, FL, MN, NY, NC & PA)     Order #: HL-20225-2    Page 5 of 6

                                                                                       Owner SSN/TIN

I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3.

The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation.

Signed at:                       /  /
              ------------  ---------------
                 State*          Date

---------------------------------------------------------------------------------------------------------------------------
          Contract Owner Signature (Trustee/Custodian, if              Joint Contract Owner Signature (If applicable)
                            applicable)

* IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.

15. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS
---------------------------------------------------------------------------------------------------------------------

/ / No / / Yes -   Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts?
/ / No / / Yes -   Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance? If yes, please complete any applicable state replacement forms.

                                                                                       -------------------------------------------
                                                                                                Licensed Agent Signature

First Name                    MI                            Last Name
--------------------------------------------------------------------------------------------------------------------------
Street Address                                              City                State             ZIP
--------------------------------------------------------------------------------------------------------------------------
Broker/Dealer                 Licensed Agent SSN                                Broker/Dealer Client Account Number
--------------------------------------------------------------------------------------------------------------------------
Business Telephone Number     Fax Number                                        Email Address
--------------------------------------------------------------------------------------------------------------------------
SELECT PROGRAM* / / A / / B
--------------------------------------------------------------------------------------------------------------------------

*    CONTACT YOUR BACK OFFICE FOR PROGRAM INFORMATION (OPTION IS IRREVOCABLE)

A-EDG-08 (CW)    HARTFORD LEADERS(R) EDGE (Countrywide except AL, AZ, FL, MN, NY, NC & PA)     Order #: HL-20225-2    Page 6 of 6

HUNTINGTON HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except Alabama, Arizona, Florida, Minnesota, New      CW
York, North Carolina, & Pennsylvania)
--------------------------------------------------------------------------------------------------------------------

REQUEST FOR VARIABLE ANNUITY                                                         U.S.P.S.-First       The Hartford - IPS
                                                                                     Class or             P.O. Box 5085
                                                                                     Express-Mail to:     Hartford, CT 06102-5085
/ / Hartford Life Insurance Company
/ / Hartford Life and Annuity Insurance Company                 [LOGO]               Private Express      The Hartford - IPS
                                                                THE HARTFORD         Mail:                1 Griffin Road North
COMPANY CHECKED ABOVE IS REFERENCED TO HEREIN AS "HARTFORD                                                Windsor, CT 06095-1512
LIFE".

1. PRODUCT         REQUIRED - SELECT ONLY ONE. PLEASE REFER TO PROSPECTUS FOR PRODUCT DETAILS.
---------------------------------------------------------------------------------------------------------------------------------

/ / Huntington Hartford Leaders(R)                            / / Huntington Hartford Leaders(R) Outlook
--------------------------------------------------------------------------------------------------------------------------

2. CONTRACT OWNER   (REQUIRED)
------------------------------------------------------------------------------------------------------------------------------------
Ownership Type:     / / Individual   / / Trust*   / / CRT*    / / UGMA    / / UTMA    / / NRA*    / / Corporation*
(Select only ONE)   / / Other                                                                     *Additional forms may be required
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.  / / Mrs.  / / Ms.   Gender:     / / M   / / F   NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship.
----------------------------------------------------------------------------------------------------------------------------------

First Name                              MI                                      Last Name
----------------------------------------------------------------------------------------------------------------------
Additional Owner Information (e.g.,                                             Email Address
Name of Trust/Corporation)
----------------------------------------------------------------------------------------------------------------------
Social Security Number/TIN              Date of Birth                           Daytime Telephone Number
----------------------------------------------------------------------------------------------------------------------
Residential Address - (Permanent        City                                    State             ZIP
Physical Address, No P.O. Box)
----------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from      City                                    State             ZIP
above)
----------------------------------------------------------------------------------------------------------------------

3. JOINT CONTRACT OWNER     (If any)
----------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                         MI             Last Name
-------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                      Social Security Number
-------------------------------------------------------------------------------------------------------------------------------

Relationship to Contract Owner            NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S. citizen, specify country of citizenship.
-----------------------------------------------------------------------------------------------------------------------------------

4. ANNUITANT    (Required if different from Contract Owner)
-----------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                    MI                            Last Name
--------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                 Social Security Number        Daytime Telephone Number
--------------------------------------------------------------------------------------------------------------------------------

Residential Address - (Permanent       City                                   State             ZIP
Physical Address, No P.O. Box)
---------------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from     City                                   State             ZIP
above)
---------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner
---------------------------------------------------------------------------------------------------------------------------------

5. CONTINGENT ANNUITANT       (If any)
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                    MI                            Last Name
--------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                 Social Security Number        Relationship to Contract Owner
--------------------------------------------------------------------------------------------------------------------------------

A-LDR-08 (PA)    HUNTINGTON HARTFORD LEADERS(R) PRODUCT SUITE (Pennsylvania Only)        Order #: HL-20304-2     Page 1 of 6

                                                                             Owner SSN/TIN

6. BENEFICIARY(IES)   (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.)
-------------------------------------------------------------------------------------------------------------------------

/ / Primary                        %            First Name           MI                   Last Name
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                       Date of Birth        Social Security Number/TIN
--------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                     First Name           MI                   Last Name
/ / Contingent                     %
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                       Date of Birth        Social Security Number/TIN
--------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                     First Name           MI                   Last Name
/ / Contingent                     %
--------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                       Date of Birth        Social Security Number/TIN
--------------------------------------------------------------------------------------------------------------------------------

Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.

7. PLAN TYPE OF NEW CONTRACT    (REQUIRED - Complete either Section A or Section B)
--------------------------------------------------------------------------------------------------------------------

A. NON-QUALIFIED       / / Non-Qualified New Purchase            / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $
-----------------------------------------------------------------------------------------------------------------------------
B. QUALIFIED           / / New Contribution for tax year         / / Transfer             / / Rollover
-----------------------------------------------------------------------------------------------------------------------------

Please select ONE plan type listed below
--------------------------------------------------------------------------------------------------------------------------
                     INDIVIDUALLY OWNED                                        EMPLOYER PLAN - ALLOCATED
--------------------------------------------------------------------------------------------------------------------------

/ / Traditional IRA  / / Roth IRA             / / SEP IRA                    / / 401(k)       / / 401(a)       / / Keogh/HR-10
/ / Custodial IRA    / / Individual 401(k)    / / SIMPLE IRA (Non-DFI only)  / / Other:
---------------------------------------------------------------------------------------------------------------------------------

8. PREMIUM PAYMENT  (Make check payable to HARTFORD LIFE INSURANCE COMPANY)                                    $
----------------------------------------------------------------------------------------------------------------------------

9. ESTIMATED EXCHANGE/TRANSFER AMOUNT  (If applicable)                                                         $
----------------------------------------------------------------------------------------------------------------------------

10. OPTIONAL DEATH BENEFIT ELECTION
-------------------------------------------------------------------------------------------------------------------------------

You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts.

Please refer to the prospectus for complete details.

/ /   MAV PLUS                        / /  MAXIMUM ANNIVERSARY VALUE
      (NOT AVAILABLE IN WA)                (AVAILABLE ONLY IN WA)

11. OPTIONAL WITHDRAWAL BENEFIT ELECTION  (Select ONE only. Please refer to the prospectus for complete details.)
--------------------------------------------------------------------------------------------------------------------------

THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS*+                     THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE
               / / SINGLE LIFE    / / JOINT/SPOUSAL                  NOT APPROVED THE HARTFORD'S LIFETIME INCOME
                                                                     BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME
                                                                     BUILDER PORTFOLIOS.
THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS*+                  THE HARTFORD'S LIFETIME INCOME BUILDER II*+
IMPORTANT: Must select ONLY from the investment options with the                / / SINGLE LIFE     / / JOINT/SPOUSAL
[DELTA] symbol in section 12.
               / / SINGLE LIFE    / / JOINT/SPOUSAL                  THE HARTFORD'S LIFETIME INCOME FOUNDATION*+
/ / THE HARTFORD'S PRINCIPAL FIRST*                                             / / SINGLE LIFE     / / JOINT/SPOUSAL

*  Additional charges and how they are assessed vary by rider.

+  Separate Death Benefits apply. May not be available in all states.

A-LDR-08 (PA)    HUNTINGTON HARTFORD LEADERS(R) PRODUCT SUITE (Pennsylvania Only)        Order #: HL-20304-2     Page 2 of 6

                                                                             Owner SSN/TIN

12. INVESTMENT SELECTION   (REQUIRED - Use whole percentages only)
---------------------------------------------------------------------------------------------------------------------

IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in
Section 11, you must choose from the following investment options indicated by the [DELTA] symbol.

      CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period.

      / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer.

      / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below.

A INVESTMENT SUMMARY

Dollar Cost Averaging                    % (Complete Section 12B and 12D or 12E)
Fixed Accumulation Feature               % (Complete Section 12C)
Sub-Accounts                             % (Complete Section 12D - Unavailable if Asset Allocation Model is selected)
Asset Allocation Model                   % (Complete Section 12E - Unavailable if Sub-Accounts are selected)
                           TOTAL -  100  % (MUST EQUAL 100%)

B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)**

DCA allocations must be made in Section 12D or 12E. Provide the complete instructions for the DCA below.

Initial Allocation

       %  6-Month DCA [DELTA]            Duration:             months (between 3-6)
          / / check if rate lock*        Estimated dollar amount $
       %  12-Month DCA [DELTA]           Duration:             months (between 7-12)
          / / check if rate lock*        Estimated dollar amount $

* A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

** NOT AVAILABLE IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM.

C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL - Only available for Hartford Leaders(R) product.)

Initial Allocation         INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*

          % Fixed Accumulation Feature   / / Yes             Estimated dollar amount $
          [DELTA]+

+ NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 11.

* A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

D SUB-ACCOUNT ALLOCATION SELECTION

-   The DCA allocation is only required if enrolling in the DCA program in
    Section 12B.

     SUB-ACCOUNTS

  INITIAL         DCA                                               INITIAL         DCA
ALLOCATION %  ALLOCATION %                                        ALLOCATION %  ALLOCATION %
----------------------------------------------------------------------------------------------------------------------------------
     %             %        AIM V.I. Capital Appreciation Fund         %             %        American Funds Global Growth HLS
                                                                                              Fund
     %             %        AIM V.I. Capital Development Fund          %             %        American Funds Global Small
                                                                                              Capitalization HLS Fund
     %             %        AIM V.I. Core Equity Fund                  %             %        American Funds Growth HLS Fund
     %             %        AIM V.I. International Growth Fund         %             %        American Funds Growth-Income HLS
                                                                                              Fund
     %             %        AIM V.I. Small Cap Equity Fund             %             %        American Funds International HLS
                                                                                              Fund
     %             %        AllianceBernstein VPS Balanced             %             %        American Funds New World HLS Fund
                            Wealth Strategy Portfolio [DELTA]
     %             %        AllianceBernstein VPS International        %             %        Fidelity VIP Contrafund Portfolio
                            Growth Portfolio
     %             %        AllianceBernstein VPS International        %             %        Fidelity VIP Dynamic Capital
                            Value Portfolio                                                   Appreciation Portfolio
     %             %        AllianceBernstein VPS Small/Mid-Cap        %             %        Fidelity VIP Growth Portfolio
                            Value Portfolio
     %             %        AllianceBernstein VPS Value                %             %        Fidelity VIP Mid Cap Portfolio
                            Portfolio
     %             %        American Funds Asset Allocation HLS        %             %        Fidelity VIP Value Strategies
                            Fund                                                              Portfolio
     %             %        American Funds Blue Chip Income and        %             %        Franklin Flex Cap Growth Securities
                            Growth HLS Fund                                                   Fund
     %             %        American Funds Bond HLS Fund               %             %        Franklin Income Securities Fund
                                                                                              [DELTA]
     %             %        American Funds Global Bond HLS Fund        %             %        Franklin Small Cap Value Securities
                                                                                              Fund
     %             %        American Funds Global Growth &             %             %        Franklin Small-Mid Cap Growth
                            Income HLS Fund                                                   Securities Fund

A-LDR-08 (PA)    HUNTINGTON HARTFORD LEADERS(R) PRODUCT SUITE (Pennsylvania Only)        Order #: HL-20304-2     Page 3 of 6

                                                                             Owner SSN/TIN

  INITIAL         DCA                                               INITIAL         DCA
ALLOCATION %  ALLOCATION %                                        ALLOCATION %  ALLOCATION %
----------------------------------------------------------------------------------------------------------------------------------
     %             %        Franklin Strategic Income Securities       %             %        Huntington VA New Economy Fund
                            Fund
     %             %        Hartford Advisers HLS Fund [DELTA]         %             %        Huntington VA Rotating Markets Fund
     %             %        Hartford Capital Appreciation HLS          %             %        Huntington VA Situs Fund
                            Fund
     %             %        Hartford Disciplined Equity HLS Fund       %             %        Lord Abbett America's Value
                                                                                              Portfolio [DELTA]
     %             %        Hartford Dividend and Growth HLS           %             %        Lord Abbett Bond-Debenture Portfolio
                            Fund
     %             %        Hartford Equity Income HLS Fund            %             %        Lord Abbett Growth & Income
                                                                                              Portfolio
     %             %        Hartford Fundamental Growth HLS Fund       %             %        MFS Growth Series
     %             %        Hartford Global Equity HLS Fund            %             %        MFS Investors Trust Series
     %             %        Hartford Global Growth HLS Fund            %             %        MFS Research Bond Series
     %             %        Hartford Growth HLS Fund                   %             %        MFS Total Return Series [DELTA]
     %             %        Hartford Growth Opportunities HLS          %             %        MFS Value Series
                            Fund
     %             %        Hartford High Yield HLS Fund               %             %        Mutual Discovery Securities Fund
     %             %        Hartford International Growth HLS          %             %        Mutual Shares Securities Fund
                            Fund
     %             %        Hartford International Opportunities       %             %        Oppenheimer Capital Appreciation
                            HLS Fund                                                          Fund/VA
     %             %        Hartford LargeCap Growth HLS Fund          %             %        Oppenheimer Global Securities
                                                                                              Fund/VA
     %             %        Hartford MidCap Growth HLS Fund            %             %        Oppenheimer Main Street Fund/ VA
     %             %        Hartford Money Market HLS Fund             %             %        Oppenheimer Main Street Small Cap
                            [DELTA]                                                           Fund/VA
     %             %        Hartford Small Cap Growth HLS Fund         %             %        Oppenheimer Value Fund/VA
     %             %        Hartford Small Company HLS Fund            %             %        Putnam VT Diversified Income Fund
     %             %        Hartford Stock HLS Fund                    %             %        Putnam VT Global Asset Allocation
                                                                                              Fund
     %             %        Hartford Total Return Bond HLS Fund        %             %        Putnam VT International Equity Fund
     %             %        Hartford U.S. Government Securities        %             %        Putnam VT International Growth &
                            HLS Fund                                                          Income Fund
     %             %        Hartford Value HLS Fund                    %             %        Putnam VT Small Cap Value Fund
     %             %        Hartford Value Opportunities HLS           %             %        Templeton Developing Markets
                            Fund                                                              Securities Fund
     %             %        Huntington VA Dividend Capture Fund        %             %        Templeton Foreign Securities Fund
     %             %        Huntington VA Growth Fund                  %             %        Templeton Global Income Securities
                                                                                              Fund
     %             %        Huntington VA Income Equity Fund           %             %        Templeton Growth Securities Fund
     %             %        Huntington VA International Equity         %             %        Van Kampen LIT Growth and Income
                            Fund                                                              Portfolio
     %             %        Huntington VA Macro 100 Fund               %             %        Van Kampen UIF Mid Cap Growth
                                                                                              Portfolio
     %             %        Huntington VA Mid Corp America Fund        %             %        Van Kampen UIF U.S. Mid Cap Value
                                                                                              Portfolio
     %             %        Huntington VA Mortgage Securities          %             %
                            Fund

CUSTOM ASSET ALLOCATION PROGRAM (AA)

/ / Check here if you would like your sub-account allocations to rebalance:

Day of Month (1st-28th)       Rebalancing Frequency:        / / Monthly     / / Quarterly    / / Semi-Annually     / / Annually

E ASSET ALLOCATION MODEL SELECTION

YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) . OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY.

INVESTMENT STRATEGIES

      %     / / Hartford Checks & Balances          / / Franklin Founding Investment        / / Huntington World Class Growth
            [DELTA]                                 Strategy [DELTA]                        Strategy [DELTA]
            / / Core Four [DELTA]                   / / American Growth Foundation
                                                    Strategy [DELTA]

HUNTINGTON WORLD CLASS GROWTH STRATEGY [DELTA]
-------------------------------------------------------------------
American Funds Global Growth & Income HLS Fund                15%
Franklin Income Securities Fund                               15%
Hartford Growth Oppurtunities HLS Fund                        15%
Hartford Total Return Bond HLS Fund                           25%
Huntington VA International Equity Fund                       15%
Huntington VA New Economy Fund                                10%
Huntington VA Situs Fund                                      5%

                                     FRANKLIN FOUNDING                 AMERICAN GROWTH
HARTFORD                            INVESTMENT STRATEGY              FOUNDATION STRATEGY                   CORE FOUR
CHECKS & BALANCES [DELTA]                 [DELTA]                          [DELTA]                          [DELTA]
----------------------------------------------------------------------------------------------------------------------------------
Hartford Capital                 Franklin Income                  American Funds Bond HLS          American Funds
Appreciation HLS Fund      33%   Securities Fund            34%   Fund                       25%   International HLS Fund     25%
Hartford Dividend &              Mutual Shares Securities         American Funds Global            Franklin Income
Growth HLS Fund            33%   Fund                       33%   Small Cap HLS Fund         10%   Securities Fund            25%
Hartford Total Return            Templeton Growth                 American Funds Growth &          Hartford Growth
Bond HLS Fund              34%   Securities Fund            33%   Income HLS Fund            25%   Opportunities HLS Fund     25%
                                                                  American Funds Growth HLS        Hartford Total Return
                                                                  Fund                       25%   Bond HLS Fund              25%
                                                                  American Funds
                                                                  International HLS Fund     15%

A-LDR-08 (PA)    HUNTINGTON HARTFORD LEADERS(R) PRODUCT SUITE (Pennsylvania Only)        Order #: HL-20304-2     Page 4 of 6

                                                                             Owner SSN/TIN

PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)

             %     / / Balanced [DELTA]   / / Moderate Growth [DELTA]   / / Growth [DELTA]  / / Enhanced Growth

                                      MODERATE GROWTH
BALANCED [DELTA]                          [DELTA]                      GROWTH [DELTA]                   ENHANCED GROWTH
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International           AIM V.I. International           AIM V.I. International           AIM V.I. International
Growth Fund                  4%  Growth Fund                  4%  Growth Fund                  4%  Growth Fund                  4%
AllianceBernstein VPS            AllianceBernstein VPS            AllianceBernstein VPS            AllianceBernstein VPS
International Value              International Value              International Value              International Value
Portfolio                    4%  Portfolio                    4%  Portfolio                    4%  Portfolio                    4%
American Funds Bond HLS          American Funds Bond HLS          American Funds Growth HLS        American Funds Growth HLS
Fund                         5%  Fund                         4%  Fund                         7%  Fund                         7%
American Funds Growth HLS        American Funds Growth HLS        Franklin Small Cap Value         Franklin Small Cap Value
Fund                         5%  Fund                         6%  Securities Fund              2%  Securities Fund              3%
Franklin Strategic Income        Franklin Small Cap Value         Franklin Strategic Income        Franklin Strategic Income
Securities Fund              5%  Securities Fund              2%  Securities Fund              4%  Securities Fund              3%
Hartford Capital                 Franklin Strategic Income        Hartford Capital                 Hartford Capital
Appreciation HLS Fund        5%  Securities Fund              5%  Appreciation HLS Fund        7%  Appreciation HLS Fund        7%
Hartford Total Return            Hartford Capital                 Hartford International           Hartford International
Bond HLS Fund               10%  Appreciation HLS Fund        6%  Opportunities HLS Fund       5%  Opportunities HLS Fund       7%
Huntington VA Dividend           Hartford Total Return            Hartford Total Return            Hartford Total Return
Capture Fund                 2%  Bond HLS Fund               10%  Bond HLS Fund               10%  Bond HLS Fund                7%
                                 Huntington VA Mid Corp           Huntington VA Mid Corp           Huntington VA Mid Corp
Huntington VA Growth Fund    5%  America Fund                 2%  America Fund                 2%  America Fund                 2%
Huntington VA Income             Huntington VA Dividend           Huntington VA Dividend           Huntington VA Dividend
Equity Fund                  5%  Capture Fund                 3%  Capture Fund                 3%  Capture Fund                 4%
Huntington VA
International Equity Fund    4%  Huntington VA Growth Fund    6%  Huntington VA Growth Fund    7%  Huntington VA Growth Fund    8%
Huntington VA Macro 100          Huntington VA Income             Huntington VA Income             Huntington VA Income
Fund                         3%  Equity Fund                  6%  Equity Fund                  7%  Equity Fund                  7%
Huntington VA Mortgage           Huntington VA                    Huntington VA                    Huntington VA
Securities Fund             10%  International Equity Fund    7%  International Equity Fund    5%  International Equity Fund    6%
Huntington VA New Economy        Huntington VA Macro 100          Huntington VA Macro 100          Huntington VA Macro 100
Fund                         4%  Fund                         3%  Fund                         3%  Fund                         4%
                                 Huntington VA Mortgage           Huntington VA Mortgage           Huntington VA Mortgage
Huntington VA Situs Fund     3%  Securities Fund              7%  Securities Fund              4%  Securities Fund              2%
Lord Abbett                      Huntington VA New Economy        Huntington VA New Economy        Huntington VA New Economy
Bond-Debenture Portfolio     5%  Fund                         2%  Fund                         3%  Fund                         3%
MFS Value Series             3%  Huntington VA Situs Fund     2%  Huntington VA Situs Fund     3%  Huntington VA Situs Fund     4%
Oppenheimer Main Street          Lord Abbett Bond-                Lord Abbett Bond-                Lord Abbett Bond-
Fund/VA                      3%  Debenture Portfolio          5%  Debenture Portfolio          5%  Debenture Portfolio          3%
Putnam VT Diversified
Income Fund                 10%  MFS Value Series             3%  MFS Value Series             4%  MFS Value Series             4%
Templeton Global Income          Oppenheimer Main Street          Oppenheimer Main Street          Oppenheimer Main Street
Securities Fund              5%  Fund/VA                      4%  Fund/VA                      4%  Fund/VA                      4%
                                 Putnam VT Diversified            Putnam VT Diversified            Putnam VT Diversified
                                 Income Fund                  9%  Income Fund                  7%  Income Fund                  5%
                                                                                                   Van Kampen UIF U.S.
                                                                                                   MidCap Value Portfolio       2%

* When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity certificate. Alternative investment options with similar risk and return characteristics are available with this certificate.

13. SPECIAL REMARKS
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

14. OWNER(S) ACKNOWLEDGEMENTS             (All questions in this Section MUST be completed)
-------------------------------------------------------------------------------------------------------------------------------

/ / No / / Yes -   Do you have an existing annuity or life insurance policy?
/ / No / / Yes -   Will the annuity applied for replace one or more existing annuity or life insurance contracts?
/ / No / / Yes -   Have you purchased another deferred annuity issued by Hartford Life during the current calendar year?

/ / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you.

THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED.

     NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

     DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

A-LDR-08 (PA)    HUNTINGTON HARTFORD LEADERS(R) PRODUCT SUITE (Pennsylvania Only)        Order #: HL-20304-2     Page 5 of 6

                                                                             Owner SSN/TIN

     KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

     MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES.

     NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

     PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity.

I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3.

The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation.

Signed at:                       /  /
              ------------  ---------------
                 State*          Date

---------------------------------------------------------------------------------------------------------------------------
          Contract Owner Signature (Trustee/Custodian, if              Joint Contract Owner Signature (If applicable)
                            applicable)

* IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.

15. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS
----------------------------------------------------------------------------------------------------------------------------------

/ / No / / Yes -   Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts?
/ / No / / Yes -   Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance? If yes, please complete any applicable state replacement forms.

                                                                                            ---------------------------------
                                                                                                Licensed Agent Signature

First Name                    MI                  Last Name
------------------------------------------------------------------------------------------------------------------------------------
Street Address                                    City                State             ZIP
------------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer                 Licensed Agent SSN                      Broker/Dealer Client Account Number
------------------------------------------------------------------------------------------------------------------------------------
Business Telephone Number     Fax Number                              Email Address
------------------------------------------------------------------------------------------------------------------------------------

SELECT PROGRAM*
Hartford Leaders(R) Huntington:                 / /  A           / /  B           / / C
Hartford Leaders(R) Huntington Outlook:         / / Option 1                      / / Option 2
--------------------------------------------------------------------------------------------------------------------------------

*   CONTACT YOUR BACK OFFICE FOR PROGRAM INFORMATION (OPTION IS IRREVOCABLE)

A-LDR-08 (PA)    HUNTINGTON HARTFORD LEADERS(R) PRODUCT SUITE (Pennsylvania Only)        Order #: HL-20304-2     Page 6 of 6

HARTFORD LEADERS(R) PLATINUM PRODUCT SUITE (Countrywide except Alabama, Arizona, Florida, Minnesota, New York, North Carolina,  CW
& Pennsylvania)
------------------------------------------------------------------------------------------------------------------------------------

REQUEST FOR VARIABLE ANNUITY                                                         U.S.P.S.-First       The Hartford - IPS
                                                                                     Class or             P.O. Box 5085
                                                                                     Express-Mail to:     Hartford, CT 06102-5085
/ / Hartford Life Insurance Company
/ / Hartford Life and Annuity Insurance Company                 [LOGO]               Private Express      The Hartford - IPS
                                                                THE HARTFORD         Mail:                1 Griffin Road North
COMPANY CHECKED ABOVE IS REFERENCED TO HEREIN AS "HARTFORD                                                Windsor, CT 06095-1512
LIFE".

1. PRODUCT           REQUIRED - SELECT ONLY ONE. PLEASE REFER TO PROSPECTUS FOR PRODUCT DETAILS.
-----------------------------------------------------------------------------------------------------------------------------------

       / / Hartford Leaders(R) Platinum             / / Hartford Leaders(R) Platinum Outlook
------------------------------------------------------------------------------------------------------------------------------------

2. CONTRACT OWNER   (REQUIRED)
------------------------------------------------------------------------------------------------------------------------------------
Ownership Type:     / / Individual   / / Trust*   / / CRT*    / / UGMA    / / UTMA    / / NRA*    / / Corporation*
(Select only ONE)   / / Other                                                                     *Additional forms may be required
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.  / / Mrs.  / / Ms.   Gender:         / / M   / / F   NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship.
------------------------------------------------------------------------------------------------------------------------------

First Name                                            MI                                      Last Name
------------------------------------------------------------------------------------------------------------------------------------
Additional Owner Information (e.g., Name of                                                   Email Address
Trust/Corporation)
------------------------------------------------------------------------------------------------------------------------------------
Social Security Number/TIN                            Date of Birth                           Daytime Telephone Number
------------------------------------------------------------------------------------------------------------------------------------
Residential Address - (Permanent Physical Address,    City                                    State             ZIP
No P.O. Box)
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from above)             City                                    State             ZIP
------------------------------------------------------------------------------------------------------------------------------------

3. JOINT CONTRACT OWNER     (If any)
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                           MI             Last Name
--------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                        Social Security Number
--------------------------------------------------------------------------------------------------------------------------

Relationship to Contract Owner            NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S. citizen, specify country of citizenship.
--------------------------------------------------------------------------------------------------------------------------

4. ANNUITANT    (Required if different from Contract Owner)
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                   MI                           Last Name
---------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                Social Security Number       Daytime Telephone Number
---------------------------------------------------------------------------------------------------------------------------------

Residential Address - (Permanent        City                                    State             ZIP
Physical Address, No P.O. Box)
----------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from      City                                    State             ZIP
above)
----------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner
----------------------------------------------------------------------------------------------------------------------

5. CONTINGENT ANNUITANT       (If any)
----------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                   MI                           Last Name
---------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                Social Security Number       Relationship to Contract Owner
---------------------------------------------------------------------------------------------------------------------------------

A-LDR-08 (CW)    HARTFORD LEADERS(R) PLATINUM PRODUCT SUITE (Countrywide except AL, AZ, FL,    Order #: HL-20276-2    Page 1 of 6
                 MN, NY, NC & PA)

                                                                                       Owner SSN/TIN

6. BENEFICIARY(IES)     (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.)
--------------------------------------------------------------------------------------------------------------------------------

/ / Primary                          %      First Name            MI                    Last Name
----------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                    Date of Birth         Social Security Number/TIN
----------------------------------------------------------------------------------------------------------------------
/ / Primary                                 First Name            MI                    Last Name
/ / Contingent                       %
----------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                    Date of Birth         Social Security Number/TIN
----------------------------------------------------------------------------------------------------------------------
/ / Primary                                 First Name            MI                    Last Name
/ / Contingent                       %
----------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                    Date of Birth         Social Security Number/TIN
----------------------------------------------------------------------------------------------------------------------

Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.

7. PLAN TYPE OF NEW CONTRACT    (REQUIRED - Complete either Section A or Section B)
----------------------------------------------------------------------------------------------------------------------------------

A. NON-QUALIFIED      / / Non-Qualified New Purchase               / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $
---------------------------------------------------------------------------------------------------------------------------------
B. QUALIFIED          / / New Contribution for tax year            / / Transfer                          / / Rollover
---------------------------------------------------------------------------------------------------------------------------------

Please select ONE plan type listed below
--------------------------------------------------------------------------------------------------------------------------
                     INDIVIDUALLY OWNED                                        EMPLOYER PLAN - ALLOCATED
--------------------------------------------------------------------------------------------------------------------------

/ / Traditional IRA  / / Roth IRA             / / SEP IRA                     / / 401(k)       / / 401(a)       / / Keogh/HR-10
/ / Custodial IRA    / / Individual 401(k)    / / SIMPLE IRA (Non-DFI only)   / / Other:
----------------------------------------------------------------------------------------------------------------------------------

8. PREMIUM PAYMENT  (Make check payable to HARTFORD LIFE INSURANCE COMPANY)                                          $
------------------------------------------------------------------------------------------------------------------------------

9. ESTIMATED EXCHANGE/TRANSFER AMOUNT  (If applicable)                                                               $
------------------------------------------------------------------------------------------------------------------------------

10. OPTIONAL DEATH BENEFIT ELECTION
---------------------------------------------------------------------------------------------------------------------------------

You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts.

Please refer to the prospectus for complete details.

/ /  MAV PLUS                        / /  MAXIMUM ANNIVERSARY VALUE
     (NOT AVAILABLE IN WA)                (AVAILABLE ONLY IN WA)

11. OPTIONAL WITHDRAWAL BENEFIT ELECTION  (Select ONE only. Please refer to the prospectus for complete details.)
------------------------------------------------------------------------------------------------------------------------------------

THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS*+                  THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE
              / / SINGLE LIFE    / / JOINT/SPOUSAL                NOT APPROVED THE HARTFORD'S LIFETIME INCOME
                                                                  BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME
                                                                  BUILDER PORTFOLIOS.
THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS*+               THE HARTFORD'S LIFETIME INCOME BUILDER II*+
IMPORTANT: Must select ONLY from the investment options with the               / / SINGLE LIFE     / / JOINT/SPOUSAL
[DELTA] symbol in section 12.
              / / SINGLE LIFE    / / JOINT/SPOUSAL                THE HARTFORD'S LIFETIME INCOME FOUNDATION*+
/ / THE HARTFORD'S PRINCIPAL FIRST*                                            / / SINGLE LIFE     / / JOINT/SPOUSAL

* Additional charges and how they are assessed vary by rider.

+ Separate Death Benefits apply. May not be available in all states.

A-LDR-08 (CW)    HARTFORD LEADERS(R) PLATINUM PRODUCT SUITE (Countrywide except AL, AZ, FL,    Order #: HL-20276-2    Page 2 of 6
                 MN, NY, NC & PA)

                                                                                       Owner SSN/TIN

12. INVESTMENT SELECTION   (REQUIRED - Use whole percentages only)
-------------------------------------------------------------------------------------------------------------------------------

IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in
Section 11, you must choose from the following investment options indicated by the [DELTA] symbol.

      CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period.

      / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer.

      / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below.

A INVESTMENT SUMMARY

Dollar Cost Averaging                    % (Complete Section 12B and 12D or 12E)
Fixed Accumulation Feature               % (Complete Section 12C)
Sub-Accounts                             % (Complete Section 12D - Unavailable if Asset Allocation Model is selected)
Asset Allocation Model                   % (Complete Section 12E - Unavailable if Sub-Accounts are selected)
                           TOTAL -  100  % (MUST EQUAL 100%)

B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)**

DCA allocations must be made in Section 12D or 12E. Provide the complete instructions for the DCA below.

Initial Allocation

    %  6-Month DCA [DELTA]            Duration:             months (between 3-6)
       / / check if rate lock*        Estimated dollar amount $
    %  12-Month DCA [DELTA]           Duration:             months (between 7-12)
       / / check if rate lock*        Estimated dollar amount $

* A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

** NOT AVAILABLE IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM.

C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL - Only available for Hartford Leaders(R) product.)

Initial Allocation         INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*

          % Fixed Accumulation Feature   / / Yes             Estimated dollar amount $
          [DELTA]+

+ NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 11.

* A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

D SUB-ACCOUNT ALLOCATION SELECTION

-   The DCA allocation is only required if enrolling in the DCA program in
    Section 12B.

  SUB-ACCOUNTS

  INITIAL         DCA                                               INITIAL         DCA
ALLOCATION %  ALLOCATION %                                        ALLOCATION %  ALLOCATION %
----------------------------------------------------------------------------------------------------------------------------------
     %             %        AIM V.I. Capital Appreciation Fund         %             %        American Funds Global Growth Income
                                                                                              HLS Fund
     %             %        AIM V.I. Capital Development Fund          %             %        American Funds Global Growth HLS
                                                                                              Fund
     %             %        AIM V.I. Core Equity Fund                  %             %        American Funds Global Small
                                                                                              Capitalization HLS Fund
     %             %        AIM V.I. International Growth Fund         %             %        American Funds Growth HLS Fund
     %             %        AIM V.I. Small Cap Equity Fund             %             %        American Funds Growth-Income HLS
                                                                                              Fund
     %             %        AllianceBernstein VPS Balanced             %             %        American Funds International HLS
                            Wealth Strategy Portfolio [DELTA]                                 Fund
     %             %        AllianceBernstein VPS International        %             %        American Funds New World HLS Fund
                            Growth Portfolio
     %             %        AllianceBernstein VPS International        %             %        BB&T Capital Manager Equity VIF Fund
                            Value Portfolio
     %             %        AllianceBernstein VPS Small/Mid-Cap        %             %        BB&T Large Cap VIF Fund
                            Value Portfolio
     %             %        AllianceBernstein VPS Value                %             %        BB&T Mid Cap Growth VIF Fund
                            Portfolio
     %             %        American Funds Asset Allocation HLS        %             %        BB&T Special Opportunities Equity
                            Fund                                                              VIF Fund
     %             %        American Funds Blue Chip Income and        %             %        BB&T Total Return Bond VIF Fund
                            Growth HLS Fund
     %             %        American Funds Bond HLS Fund               %             %        Fidelity VIP Contrafund Portfolio
     %             %        American Funds Global Bond HLS Fund        %             %        Fidelity VIP Dynamic Capital
                                                                                              Appreciation Portfolio

A-LDR-08 (CW)    HARTFORD LEADERS(R) PLATINUM PRODUCT SUITE (Countrywide except AL, AZ, FL,    Order #: HL-20276-2    Page 3 of 6
                 MN, NY, NC & PA)

                                                                                       Owner SSN/TIN

  INITIAL         DCA                                               INITIAL         DCA
ALLOCATION %  ALLOCATION %                                        ALLOCATION %  ALLOCATION %
----------------------------------------------------------------------------------------------------------------------------------
     %             %        Fidelity VIP Growth Portfolio              %             %        Hartford Value HLS Fund
     %             %        Fidelity VIP Mid Cap Portfolio             %             %        Hartford Value Opportunities HLS
                                                                                              Fund
     %             %        Fidelity VIP Value Strategies              %             %        Lord Abbett America's Value
                            Portfolio                                                         Portfolio [DELTA]
     %             %        Franklin Flex Cap Growth Securities        %             %        Lord Abbett Bond-Debenture Portfolio
                            Fund
     %             %        Franklin Income Securities Fund            %             %        Lord Abbett Growth & Income
                            [DELTA]                                                           Portfolio
     %             %        Franklin Small Cap Value Securities        %             %        MFS Growth Series
                            Fund
     %             %        Franklin Small-Mid Cap Growth              %             %        MFS Investors Trust Series
                            Securities Fund
     %             %        Franklin Strategic Income Securities       %             %        MFS Research Bond Series
                            Fund
     %             %        Hartford Advisers HLS Fund [DELTA]         %             %        MFS Total Return Series [DELTA]
     %             %        Hartford Capital Appreciation HLS          %             %        MFS Value Series
                            Fund
     %             %        Hartford Disciplined Equity HLS Fund       %             %        Mutual Discovery Securities Fund
     %             %        Hartford Dividend and Growth HLS           %             %        Mutual Shares Securities Fund
                            Fund
     %             %        Hartford Equity Income HLS Fund            %             %        Oppenheimer Capital Appreciation
                                                                                              Fund/VA
     %             %        Hartford Fundamental Growth HLS Fund       %             %        Oppenheimer Global Securities
                                                                                              Fund/VA
     %             %        Hartford Global Equity HLS Fund            %             %        Oppenheimer Main Street
                                                                                              Fund/VA
     %             %        Hartford Global Growth HLS Fund            %             %        Oppenheimer Main Street Small Cap
                                                                                              Fund/VA
     %             %        Hartford Growth HLS Fund                   %             %        Oppenheimer Value Fund/VA
     %             %        Hartford Growth Opportunities HLS          %             %        Putnam VT Diversified Income Fund
                            Fund
     %             %        Hartford High Yield HLS Fund               %             %        Putnam VT Global Asset Allocation
                                                                                              Fund
     %             %        Hartford International Growth HLS          %             %        Putnam VT International Equity Fund
                            Fund
     %             %        Hartford International Opportunities       %             %        Putnam VT International Growth &
                            HLS Fund                                                          Income Fund
     %             %        Hartford LargeCap Growth HLS Fund          %             %        Putnam VT Small Cap Value Fund
     %             %        Hartford MidCap Growth HLS Fund            %             %        Templeton Developing Markets
                                                                                              Securities Fund
     %             %        Hartford Money Market HLS Fund             %             %        Templeton Foreign Securities Fund
                            [DELTA]
     %             %        Hartford Small Cap Growth HLS Fund         %             %        Templeton Global Income Securities
                                                                                              Fund
     %             %        Hartford Small Company HLS Fund            %             %        Templeton Growth Securities Fund
     %             %        Hartford Stock HLS Fund                    %             %        Van Kampen LIT Growth and Income
                                                                                              Portfolio
     %             %        Hartford Total Return Bond HLS Fund        %             %        Van Kampen UIF Mid Cap Growth
                                                                                              Portfolio
     %             %        Hartford U.S. Government Securities        %             %        Van Kampen UIF U.S. Mid Cap Value
                            HLS Fund                                                          Portfolio

CUSTOM ASSET ALLOCATION PROGRAM (AA)

/ / Check here if you would like your sub-account allocations to rebalance:

Day of Month (1st-28th)       Rebalancing Frequency:        / / Monthly     / / Quarterly    / / Semi-Annually     / / Annually

E ASSET ALLOCATION MODEL SELECTION

YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM). OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY.

INVESTMENT STRATEGIES

      %     / / Hartford Checks & Balances         / / Franklin Founding Investment Strategy         / / Platinum Pack [DELTA]
            [DELTA]                                [DELTA]
            / / Core Four [DELTA]                  / / American Growth Foundation Strategy [DELTA]

PLATINUM PACK [DELTA]
--------------------------------------------------------------------------------
American Funds International HLS Fund                                       20%
BB&T Mid Cap Growth VIF Fund                                                10%
BB&T Special Opportunities Equity VIF Fund                                  10%
BB&T Total Return Bond VIF Fund                                             10%
Franklin Income Securities Fund                                             20%
Hartford Growth Opportunities HLS Fund                                      20%
Hartford Total Return Bond HLS Fund                                         10%

                                     FRANKLIN FOUNDING                 AMERICAN GROWTH
HARTFORD                            INVESTMENT STRATEGY              FOUNDATION STRATEGY
CHECKS & BALANCES [DELTA]                 [DELTA]                          [DELTA]                     CORE FOUR [DELTA]
----------------------------------------------------------------------------------------------------------------------------------
Hartford Capital                 Franklin Income                  American Funds Bond HLS          American Funds
Appreciation HLS Fund      33%   Securities Fund            34%   Fund                       25%   International HLS Fund     25%
Hartford Dividend &              Mutual Shares Securities         American Funds Global            Franklin Income
Growth HLS Fund            33%   Fund                       33%   Small Cap HLS Fund         10%   Securities Fund            25%
Hartford Total Return            Templeton Growth                 American Funds Growth &          Hartford Growth
Bond HLS Fund              34%   Securities Fund            33%   Income HLS Fund            25%   Opportunities HLS Fund     25%
                                                                  American Funds Growth HLS        Hartford Total Return
                                                                  Fund                       25%   Bond HLS Fund              25%
                                                                  American Funds
                                                                  International HLS Fund     15%

A-LDR-08 (CW)    HARTFORD LEADERS(R) PLATINUM PRODUCT SUITE (Countrywide except AL, AZ, FL,    Order #: HL-20276-2    Page 4 of 6
                 MN, NY, NC & PA)

                                                                   Owner SSN/TIN

PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)

      %             / / Balanced [DELTA]  / / Moderate Growth [DELTA]  / / Growth [DELTA]  / / Enhanced Growth

                                        MODERATE GROWTH
BALANCED [DELTA]                            [DELTA]                     GROWTH [DELTA]                 ENHANCED GROWTH
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International              AIM V.I. International         AIM V.I. International          AIM V.I. International
Growth Fund                   3%    Growth Fund              4%    Growth Fund               3%    Growth Fund               4%
AllianceBernstein VPS               AllianceBernstein VPS          AllianceBernstein VPS           AllianceBernstein VPS
International Value                 International Value            International Value             International Value
Portfolio                     3%    Portfolio                4%    Portfolio                 3%    Portfolio                 4%
                                    American Funds Bond HLS        American Funds Growth           American Funds Growth
American Funds Bond HLS Fund  10%   Fund                     7%    HLS Fund                  8%    HLS Fund                  8%
American Funds Growth HLS           American Funds Growth          American Funds                  American Funds
Fund                          6%    HLS Fund                 7%    International HLS Fund    5%    International HLS Fund    5%
American Funds International        American Funds                 Fidelity VIP Mid Cap            Fidelity VIP Mid Cap
HLS Fund                      4%    International HLS Fund   5%    Portfolio                 2%    Portfolio                 3%
Fidelity VIP Mid Cap                Fidelity VIP Mid Cap           Franklin Small Cap Value        Franklin Small Cap Value
Portfolio                     3%    Portfolio                3%    Securities Fund           2%    Securities Fund           3%
Franklin Strategic Income           Franklin Small Cap             Franklin Strategic              Franklin Strategic
Securities Fund               10%   Value Securities Fund    2%    Income Securities Fund    8%    Income Securities Fund    5%
Hartford Capital                    Franklin Strategic             Hartford Capital                Hartford Capital
Appreciation HLS Fund         5%    Income Securities Fund   9%    Appreciation HLS Fund     7%    Appreciation HLS Fund     8%
Hartford Disciplined Equity         Hartford Capital               Hartford Disciplined            Hartford Disciplined
HLS Fund                      7%    Appreciation HLS Fund    6%    Equity HLS Fund           9%    Equity HLS Fund           10%
Hartford Growth                     Hartford Disciplined           Hartford Growth                 Hartford Growth
Opportunities HLS Fund        5%    Equity HLS Fund          8%    Opportunities HLS Fund    7%    Opportunities HLS Fund    8%
Hartford Total Return Bond          Hartford Growth                Hartford International          Hartford International
HLS Fund                      10%   Opportunities HLS Fund   6%    Opportunities HLS Fund    4%    Opportunities HLS Fund    4%
Lord Abbett Bond-Debenture          Hartford Total Return          Hartford Total Return           Hartford Total Return
Portfolio                     5%    Bond HLS Fund            10%   Bond HLS Fund             10%   Bond HLS Fund             7%
                                    Lord Abbett Bond-              Lord Abbett Bond-               Lord Abbett Bond-
MFS Value Series              6%    Debenture Portfolio      5%    Debenture Portfolio       5%    Debenture Portfolio       3%
Mutual Shares Securities
Fund                          5%    MFS Value Series         7%    MFS Value Series          8%    MFS Value Series          9%
Oppenheimer Main Street             Mutual Shares                  Mutual Shares Securities        Mutual Shares Securities
Small Cap Fund/VA             3%    Securities Fund          6%    Fund                      7%    Fund                      8%
Putnam VT Diversified Income        Oppenheimer Main Street        Oppenheimer Main Street         Oppenheimer Main Street
Fund                          10%   Small Cap Fund/VA        2%    Small Cap Fund/VA         3%    Small Cap Fund/VA         4%
Templeton Global Income             Putnam VT Diversified          Putnam VT Diversified           Putnam VT Diversified
Securities Fund               5%    Income Fund              9%    Income Fund               7%    Income Fund               5%
                                                                   Van Kampen UIF Mid Cap          Van Kampen UIF Mid Cap
                                                                   Growth Portfolio          2%    Growth Portfolio          2%

* When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity certificate. Alternative investment options with similar risk and return characteristics are available with this certificate.

13. SPECIAL REMARKS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

14. OWNER(S) ACKNOWLEDGEMENTS                               (All questions in this Section MUST be completed)
---------------------------------------------------------------------------------------------------------------------

/ / No   / / Yes -         Do you have an existing annuity or life insurance policy?
/ / No   / / Yes -         Will the annuity applied for replace one or more existing annuity or life insurance contracts?
/ / No   / / Yes -         Have you purchased another deferred annuity issued by Hartford Life during the current calendar year?

/ / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you.

THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED.

     NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

     DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

A-LDR-08 (CW)         HARTFORD LEADERS(R) PLATINUM PRODUCT SUITE (Countrywide       Order #: HL-20276-2          Page 5 of 6
                      except AL, AZ, FL, MN, NY, NC & PA)

                                                                                       Owner SSN/TIN

     KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

     MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES.

     NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

     PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity.

I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3.

The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation.

Signed at:                       /  /
              ------------  ---------------
                 State*          Date

---------------------------------------------------------------------------------------------------------------------------
          Contract Owner Signature (Trustee/Custodian, if              Joint Contract Owner Signature (If applicable)
                            applicable)

* IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.

15. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS
--------------------------------------------------------------------------------------------------------------------------

/ / No / / Yes -  Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts?
/ / No / / Yes -  Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance? If yes, please complete any applicable state replacement forms.

                                                                                            ----------------------------------------
                                                                                                    Licensed Agent Signature

First Name                    MI                            Last Name
--------------------------------------------------------------------------------------------------------------------------
Street Address                                              City                State             ZIP
--------------------------------------------------------------------------------------------------------------------------
Broker/Dealer                 Licensed Agent SSN                                Broker/Dealer Client Account Number
--------------------------------------------------------------------------------------------------------------------------
Business Telephone Number     Fax Number                                        Email Address
--------------------------------------------------------------------------------------------------------------------------

SELECT PROGRAM*
Hartford Leaders(R) Platinum:             / / Option 1     / / Option 2
Hartford Leaders(R) Platinum Outlook:     / / Option 1     / / Option 2
----------------------------------------------------------------------------------------------------------------------------

*   CONTACT YOUR BACK OFFICE FOR PROGRAM INFORMATION (OPTION IS IRREVOCABLE)

A-LDR-08 (CW)    HARTFORD LEADERS(R) PLATINUM PRODUCT SUITE (Countrywide except AL, AZ, FL,    Order #: HL-20276-2    Page 6 of 6
                 MN, NY, NC & PA)

HARTFORD LEADERS(R) SELECT PRODUCT SUITE (Countrywide except Alabama, Arizona, Florida, Minnesota, New York, North   CW
Carolina, & Pennsylvania)
-------------------------------------------------------------------------------------------------------------------------

REQUEST FOR VARIABLE ANNUITY                                                         U.S.P.S.-First       The Hartford - IPS
                                                                                     Class or             P.O. Box 5085
                                                                                     Express-Mail to:     Hartford, CT 06102-5085
/ / Hartford Life Insurance Company
/ / Hartford Life and Annuity Insurance Company                 [LOGO]               Private Express      The Hartford - IPS
                                                                THE HARTFORD         Mail:                1 Griffin Road North
COMPANY CHECKED ABOVE IS REFERENCED TO HEREIN AS "HARTFORD                                                Windsor, CT 06095-1512
LIFE".

1. PRODUCT  REQUIRED - SELECT ONLY ONE. PLEASE REFER TO PROSPECTUS FOR PRODUCT DETAILS.
-------------------------------------------------------------------------------------------------------------------------------

/ / Hartford Leaders(R) Select                 / / Hartford Leaders(R) Select Outlook         / / Hartford Leaders(R) Select Plus
---------------------------------------------------------------------------------------------------------------------------------

2. CONTRACT OWNER   (REQUIRED)
------------------------------------------------------------------------------------------------------------------------------------
Ownership Type:     / / Individual   / / Trust*   / / CRT*    / / UGMA    / / UTMA    / / NRA*    / / Corporation*
(Select only ONE)   / / Other                                                                     *Additional forms may be required
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.  / / Mrs.  / / Ms.   Gender:     / / M   / / F   NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship.
----------------------------------------------------------------------------------------------------------------------------------

First Name                              MI                                      Last Name
----------------------------------------------------------------------------------------------------------------------
Additional Owner Information (e.g.,                                             Email Address
Name of Trust/Corporation)
----------------------------------------------------------------------------------------------------------------------
Social Security Number/TIN              Date of Birth                           Daytime Telephone Number
----------------------------------------------------------------------------------------------------------------------
Residential Address - (Permanent        City                                    State             ZIP
Physical Address, No P.O. Box)
----------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from      City                                    State             ZIP
above)
----------------------------------------------------------------------------------------------------------------------

3. JOINT CONTRACT OWNER     (If any)
--------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                           MI             Last Name
------------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                        Social Security Number
------------------------------------------------------------------------------------------------------------------------------------

Relationship to Contract Owner                                         NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S.
                                                                       citizen, specify country of citizenship.
------------------------------------------------------------------------------------------------------------------------------------

4. ANNUITANT    (Required if different from Contract Owner)
-------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                    MI                            Last Name
--------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                 Social Security Number        Daytime Telephone Number
--------------------------------------------------------------------------------------------------------------------------------

Residential Address - (Permanent        City                                    State             ZIP
Physical Address, No P.O. Box)
----------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from      City                                    State             ZIP
above)
----------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner
----------------------------------------------------------------------------------------------------------------------

5. CONTINGENT ANNUITANT       (If any)
----------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                    MI                            Last Name
--------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                 Social Security Number        Relationship to Contract Owner
--------------------------------------------------------------------------------------------------------------------------------

A-LDR-08 (MN)    HARTFORD LEADERS(R) SELECT PRODUCT SUITE (Minnesota Only)               Order #: HL-20307-2     Page 1 of 6

                                                                             Owner SSN/TIN

6. BENEFICIARY(IES)   (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.)
-------------------------------------------------------------------------------------------------------------------------

/ / Primary                                  %           First Name       MI               Last Name
---------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                            Date of Birth    Social Security Number/TIN
---------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                              First Name       MI               Last Name
/ / Contingent                               %
---------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                            Date of Birth    Social Security Number/TIN
---------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                              First Name       MI               Last Name
/ / Contingent                               %
---------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                            Date of Birth    Social Security Number/TIN
---------------------------------------------------------------------------------------------------------------------------------

Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.

7. PLAN TYPE OF NEW CONTRACT    (REQUIRED - Complete either Section A or Section B)
--------------------------------------------------------------------------------------------------------------------

A. NON-QUALIFIED       / / Non-Qualified New Purchase            / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $
----------------------------------------------------------------------------------------------------------------------------
B. QUALIFIED           / / New Contribution for tax year         / / Transfer                          / / Rollover
----------------------------------------------------------------------------------------------------------------------------

Please select ONE plan type listed below
--------------------------------------------------------------------------------------------------------------------------
                     INDIVIDUALLY OWNED                                        EMPLOYER PLAN - ALLOCATED
--------------------------------------------------------------------------------------------------------------------------

/ / Traditional IRA   / / Roth IRA               / / SEP IRA                    / / 401(k)      / / 401(a)      / / Keogh/HR-10
/ / Custodial IRA     / / Individual 401(k)      / / SIMPLE IRA (Non-DFI only)  / / Other:
----------------------------------------------------------------------------------------------------------------------------------

8. PREMIUM PAYMENT  (Make check payable to HARTFORD LIFE INSURANCE COMPANY)                                    $
----------------------------------------------------------------------------------------------------------------------------

9. ESTIMATED EXCHANGE/TRANSFER AMOUNT  (If applicable)                                                         $
----------------------------------------------------------------------------------------------------------------------------

10. OPTIONAL DEATH BENEFIT ELECTION
---------------------------------------------------------------------------------------------------------------------

You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts.

Please refer to the prospectus for complete details.

/ /  MAV PLUS                        / /  MAXIMUM ANNIVERSARY VALUE
     (NOT AVAILABLE IN WA)                (AVAILABLE ONLY IN WA)

11. OPTIONAL WITHDRAWAL BENEFIT ELECTION  (Select ONE only. Please refer to the prospectus for complete details.)
--------------------------------------------------------------------------------------------------------------------------

THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS*+                THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE
        / / SINGLE LIFE             / / JOINT/SPOUSAL           NOT APPROVED THE HARTFORD'S LIFETIME INCOME
                                                                BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME
                                                                BUILDER PORTFOLIOS.
THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS*+             THE HARTFORD'S LIFETIME INCOME BUILDER II*+
IMPORTANT: Must select ONLY from the investment options with            / / SINGLE LIFE             / / JOINT/SPOUSAL
the [DELTA] symbol in section 12.
        / / SINGLE LIFE             / / JOINT/SPOUSAL           THE HARTFORD'S LIFETIME INCOME FOUNDATION*+
/ / THE HARTFORD'S PRINCIPAL FIRST*                                     / / SINGLE LIFE             / / JOINT/SPOUSAL

* Additional charges and how they are assessed vary by rider.

+ Separate Death Benefits apply. May not be available in all states.

A-LDR-08 (MN)    HARTFORD LEADERS(R) SELECT PRODUCT SUITE (Minnesota Only)               Order #: HL-20307-2     Page 2 of 6

                                                                             Owner SSN/TIN

12. INVESTMENT SELECTION   (REQUIRED - Use whole percentages only)
---------------------------------------------------------------------------------------------------------------------

IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in
Section 11, you must choose from the following investment options indicated by the [DELTA] symbol.

      CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period.

      / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer.

      / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below.

A INVESTMENT SUMMARY

Dollar Cost Averaging                    % (Complete Section 12B and 12D or 12E)
Fixed Accumulation Feature               % (Complete Section 12C)
Sub-Accounts                             % (Complete Section 12D - Unavailable if Asset Allocation Model is selected)
Asset Allocation Model                   % (Complete Section 12E - Unavailable if Sub-Accounts are selected)
                           TOTAL -  100  % (MUST EQUAL 100%)

B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)**

DCA allocations must be made in Section 12D or 12E. Provide the complete instructions for the DCA below.

Initial Allocation

       %  6-Month DCA [DELTA]            Duration:             months (between 3-6)
          / / check if rate lock*        Estimated dollar amount $
       %  12-Month DCA [DELTA]           Duration:             months (between 7-12)
          / / check if rate lock*        Estimated dollar amount $

* A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

** NOT AVAILABLE IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM.

C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL - Only available for Hartford Leaders(R) Select product.)

Initial Allocation         INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*

          % Fixed Accumulation Feature   / / Yes             Estimated dollar amount $
          [DELTA]+

+ NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 11.

* A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

D SUB-ACCOUNT ALLOCATION SELECTION

- The DCA allocation is only required if enrolling in the DCA program in Section 12B.

SUB-ACCOUNTS

  INITIAL         DCA                                             INITIAL         DCA
ALLOCATION %  ALLOCATION %                                      ALLOCATION %  ALLOCATION %
----------------------------------------------------------------------------------------------------------------------------------
     %             %        AIM V.I. Capital Appreciation Fund       %             %        American Funds Bond HLS Fund
     %             %        AIM V.I. Capital Development Fund        %             %        American Funds Global Bond HLS Fund
     %             %        AIM V.I. Core Equity Fund                %             %        American Funds Global Growth & Income
                                                                                            HLS Fund
     %             %        AIM V.I. International Growth Fund       %             %        American Funds Global Growth HLS Fund
     %             %        AIM V.I. Small Cap Equity Fund           %             %        American Funds Global Small
                                                                                            Capitalization HLS Fund
     %             %        AllianceBernstein VPS Balanced           %             %        American Funds Growth HLS Fund
                            Wealth Strategy Portfolio [DELTA]
     %             %        AllianceBernstein VPS                    %             %        American Funds Growth-Income HLS Fund
                            International Growth Portfolio
     %             %        AllianceBernstein VPS                    %             %        American Funds International HLS Fund
                            International Value Portfolio
     %             %        AllianceBernstein VPS Small/Mid-         %             %        American Funds New World HLS Fund
                            Cap Value Portfolio
     %             %        AllianceBernstein VPS Value              %             %        Evergreen VA Diversified Capital
                            Portfolio                                                       Builder Fund*
     %             %        American Funds Asset Allocation          %             %        Evergreen VA Fundamental Large Cap
                            HLS Fund                                                        Fund
     %             %        American Funds Blue Chip Income          %             %        Evergreen VA Growth Fund
                            and Growth HLS Fund

* Effective 6/16/08 the Evergreen VA Balanced Fund (Class I) will be renamed Evergreen VA Diversified Capital Builder Fund.

A-LDR-08 (MN)    HARTFORD LEADERS(R) SELECT PRODUCT SUITE (Minnesota Only)               Order #: HL-20307-2     Page 3 of 6

                                                                             Owner SSN/TIN

  INITIAL         DCA                                              INITIAL         DCA
ALLOCATION %  ALLOCATION %                                       ALLOCATION %  ALLOCATION %
--------------------------------------------------------------------------------------------------------------------------------
     %             %        Evergreen VA International Equity         %             %        Hartford Total Return Bond HLS Fund
                            Fund
     %             %        Evergreen VA Omega Fund                   %             %        Hartford U.S. Government Securities
                                                                                             HLS Fund
     %             %        Evergreen VA Special Values Fund          %             %        Hartford Value HLS Fund
     %             %        Fidelity VIP Contrafund Portfolio         %             %        Hartford Value Opportunities HLS
                                                                                             Fund
     %             %        Fidelity VIP Dynamic Capital              %             %        Lord Abbett America's Value
                            Appreciation Portfolio                                           Portfolio [DELTA]
     %             %        Fidelity VIP Growth Portfolio             %             %        Lord Abbett Bond-Debenture
                                                                                             Portfolio
     %             %        Fidelity VIP Mid Cap Portfolio            %             %        Lord Abbett Growth & Income
                                                                                             Portfolio
     %             %        Fidelity VIP Value Strategies             %             %        MFS Growth Series
                            Portfolio
     %             %        Franklin Flex Cap Growth Securities       %             %        MFS Investors Trust Series
                            Fund
     %             %        Franklin Income Securities Fund           %             %        MFS Research Bond Series
                            [DELTA]
     %             %        Franklin Small Cap Value Securities       %             %        MFS Total Return Series [DELTA]
                            Fund
     %             %        Franklin Small-Mid Cap Growth             %             %        MFS Value Series
                            Securities Fund
     %             %        Franklin Strategic Income                 %             %        Mutual Discovery Securities Fund
                            Securities Fund
     %             %        Hartford Advisers HLS Fund [DELTA]        %             %        Mutual Shares Securities Fund
     %             %        Hartford Capital Appreciation HLS         %             %        Oppenheimer Capital Appreciation
                            Fund                                                             Fund/VA
     %             %        Hartford Disciplined Equity HLS           %             %        Oppenheimer Global Securities
                            Fund                                                             Fund/VA
     %             %        Hartford Dividend and Growth HLS          %             %        Oppenheimer Main Street Fund/ VA
                            Fund
     %             %        Hartford Equity Income HLS Fund           %             %        Oppenheimer Main Street Small Cap
                                                                                             Fund/VA
     %             %        Hartford Fundamental Growth HLS           %             %        Oppenheimer Value Fund/VA
                            Fund
     %             %        Hartford Global Equity HLS Fund           %             %        Putnam VT Diversified Income Fund
     %             %        Hartford Global Growth HLS Fund           %             %        Putnam VT Global Asset Allocation
                                                                                             Fund
     %             %        Hartford Growth HLS Fund                  %             %        Putnam VT International Equity Fund
     %             %        Hartford Growth Opportunities HLS         %             %        Putnam VT International Growth &
                            Fund                                                             Income Fund
     %             %        Hartford High Yield HLS Fund              %             %        Putnam VT Small Cap Value Fund
     %             %        Hartford International Growth HLS         %             %        Templeton Developing Markets
                            Fund                                                             Securities Fund
     %             %        Hartford International                    %             %        Templeton Foreign Securities Fund
                            Opportunities HLS Fund
     %             %        Hartford LargeCap Growth HLS Fund         %             %        Templeton Global Income Securities
                                                                                             Fund
     %             %        Hartford MidCap Growth HLS Fund           %             %        Templeton Growth Securities Fund
     %             %        Hartford Money Market HLS Fund            %             %        Van Kampen LIT Growth and Income
                            [DELTA]                                                          Portfolio
     %             %        Hartford Small Cap Growth HLS Fund        %             %        Van Kampen UIF Mid Cap Growth
                                                                                             Portfolio
     %             %        Hartford Small Company HLS Fund           %             %        Van Kampen UIF U.S. Mid Cap Value
                                                                                             Portfolio
     %             %        Hartford Stock HLS Fund

CUSTOM ASSET ALLOCATION PROGRAM (AA)

/ / Check here if you would like your sub-account allocations to rebalance:

Day of Month (1st-28th)       Rebalancing Frequency:        / / Monthly     / / Quarterly    / / Semi-Annually     / / Annually

E ASSET ALLOCATION MODEL SELECTION

YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM). OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY.

INVESTMENT STRATEGIES

      %     / / Hartford Checks & Balances [DELTA]         / / Franklin Founding Investment Strategy [DELTA]
            / / Core Four [DELTA]                          / / American Growth Foundation Strategy [DELTA]

HARTFORD                             FRANKLIN FOUNDING                 AMERICAN GROWTH
CHECKS & BALANCES                   INVESTMENT STRATEGY              FOUNDATION STRATEGY
[DELTA]                                   [DELTA]                          [DELTA]                     CORE FOUR [DELTA]
----------------------------------------------------------------------------------------------------------------------------------
Hartford Capital                 Franklin Income                  American Funds Bond HLS          American Funds
Appreciation HLS Fund      33%   Securities Fund            34%   Fund                       25%   International HLS Fund     25%
Hartford Dividend &              Mutual Shares Securities         American Funds Global            Franklin Income
Growth HLS Fund            33%   Fund                       33%   Small Cap HLS Fund         10%   Securities Fund            25%
Hartford Total Return            Templeton Growth                 American Funds Growth &          Hartford Growth
Bond HLS Fund              34%   Securities Fund            33%   Income HLS Fund            25%   Opportunities HLS Fund     25%
                                                                  American Funds Growth HLS        Hartford Total Return
                                                                  Fund                       25%   Bond HLS Fund              25%
                                                                  American Funds
                                                                  International HLS Fund     15%

A-LDR-08 (MN)    HARTFORD LEADERS(R) SELECT PRODUCT SUITE (Minnesota Only)               Order #: HL-20307-2     Page 4 of 6

                                                                             Owner SSN/TIN

PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)

             %     / / Balanced [DELTA]   / / Moderate Growth [DELTA]   / / Growth [DELTA]  / / Enhanced Growth

                                      MODERATE GROWTH
BALANCED [DELTA]                          [DELTA]                      GROWTH [DELTA]                   ENHANCED GROWTH
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International           AIM V.I. International           AIM V.I. International           AIM V.I. International
Growth Fund                3%    Growth Fund                4%    Growth Fund                3%    Growth Fund                4%
AllianceBernstein VPS            AllianceBernstein VPS            AllianceBernstein VPS            AllianceBernstein VPS
International Value              International Value              International Value              International Value
Portfolio                  3%    Portfolio                  4%    Portfolio                  3%    Portfolio                  4%
American Funds Bond HLS          American Funds Bond HLS          American Funds Growth HLS        American Funds Growth HLS
Fund                       10%   Fund                       7%    Fund                       8%    Fund                       8%
American Funds Growth HLS        American Funds Growth HLS        American Funds                   American Funds
Fund                       6%    Fund                       7%    International HLS Fund     5%    International HLS Fund     5%
American Funds                   American Funds                   Evergreen VA Fundamental         Evergreen VA Fundamental
International HLS Fund     4%    International HLS Fund     5%    Large Cap Fund             9%    Large Cap Fund             10%
Evergreen VA Fundamental         Evergreen VA Fundamental         Evergreen VA Special             Evergreen VA Special
Large Cap Fund             7%    Large Cap Fund             8%    Values Fund                2%    Values Fund                3%
Fidelity VIP Mid Cap             Evergreen VA Special             Fidelity VIP Mid Cap             Fidelity VIP Mid Cap
Portfolio                  3%    Values Fund                2%    Portfolio                  2%    Portfolio                  3%
Franklin Strategic Income        Fidelity VIP Mid Cap             Franklin Strategic Income        Franklin Strategic Income
Securities Fund            10%   Portfolio                  3%    Securities Fund            8%    Securities Fund            5%
Hartford Capital                 Franklin Strategic Income        Hartford Capital                 Hartford Capital
Appreciation HLS Fund      5%    Securities Fund            9%    Appreciation HLS Fund      7%    Appreciation HLS Fund      8%
Hartford Growth                  Hartford Capital                 Hartford Growth                  Hartford Growth
Opportunities HLS Fund     5%    Appreciation HLS Fund      6%    Opportunities HLS Fund     7%    Opportunities HLS Fund     8%
Hartford Total Return            Hartford Growth                  Hartford International           Hartford International
Bond HLS Fund              10%   Opportunities HLS Fund     6%    Opportunities HLS Fund     4%    Opportunities HLS Fund     4%
Lord Abbett                      Hartford Total Return            Hartford Total Return            Hartford Total Return
Bond-Debenture Portfolio   5%    Bond HLS Fund              10%   Bond HLS Fund              10%   Bond HLS Fund              7%
                                 Lord Abbett Bond-                Lord Abbett Bond-                Lord Abbett Bond-
MFS Value Series           6%    Debenture Portfolio        5%    Debenture Portfolio        5%    Debenture Portfolio        3%
Mutual Shares Securities
Fund                       5%    MFS Value Series           7%    MFS Value Series           8%    MFS Value Series           9%
Oppenheimer Main Street          Mutual Shares Securities         Mutual Shares Securities         Mutual Shares Securities
Small Cap Fund/VA          3%    Fund                       6%    Fund                       7%    Fund                       8%
Putnam VT Diversified            Oppenheimer Main Street          Oppenheimer Main Street          Oppenheimer Main Street
Income Fund                10%   Small Cap Fund/VA          2%    Small Cap Fund/VA          3%    Small Cap Fund/VA          4%
Templeton Global Income          Putnam VT Diversified            Putnam VT Diversified            Putnam VT Diversified
Securities Fund            5%    Income Fund                9%    Income Fund                7%    Income Fund                5%
                                                                  Van Kampen UIF Mid Cap           Van Kampen UIF Mid Cap
                                                                  Growth Portfolio           2%    Growth Portfolio           2%

* When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity certificate. Alternative investment options with similar risk and return characteristics are available with this certificate.

13. SPECIAL REMARKS
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

14. OWNER(S) ACKNOWLEDGEMENTS    (All questions in this Section MUST be completed)

/ / No  / / Yes -   Do you have an existing annuity or life insurance policy?
/ / No  / / Yes -   Will the annuity applied for replace one or more existing annuity or life insurance contracts?
/ / No  / / Yes -   Have you purchased another deferred annuity issued by Hartford Life during the current calendar year?

/ / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you.

THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED.

     NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

     DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

A-LDR-08 (MN)    HARTFORD LEADERS(R) SELECT PRODUCT SUITE (Minnesota Only)               Order #: HL-20307-2     Page 5 of 6

                                                                             Owner SSN/TIN

     KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

     MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES.

     NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

     PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity.

I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3.

The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation.

Signed at:                       /  /
              ------------  ---------------
                 State*          Date

---------------------------------------------------------------------------------------------------------------------------
          Contract Owner Signature (Trustee/Custodian, if              Joint Contract Owner Signature (If applicable)
                            applicable)

*IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.

15. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS
---------------------------------------------------------------------------------------------------------------------

/ / No / / Yes -  Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts?
/ / No / / Yes -  Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance?
                  If yes, please complete any applicable state replacement forms.

                                                                                            ----------------------------------------
                                                                                                    Licensed Agent Signature

First Name                    MI                            Last Name
------------------------------------------------------------------------------------------------------------------------------------
Street Address                                              City                State             ZIP
------------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer                 Licensed Agent SSN                                Broker/Dealer Client Account Number
------------------------------------------------------------------------------------------------------------------------------------
Business Telephone Number     Fax Number                                        Email Address
------------------------------------------------------------------------------------------------------------------------------------

SELECT PROGRAM*
Hartford Leaders(R) Select:     / / A            / / B            / / C
Hartford Leaders(R) Outlook:    / / Option 1                      / / Option 2
Hartford Leaders(R) Select      / / A            / / B
Plus:
--------------------------------------------------------------------------------------------------------------------------------

*   CONTACT YOUR BACK OFFICE FOR PROGRAM INFORMATION (OPTION IS IRREVOCABLE)

A-LDR-08 (MN)    HARTFORD LEADERS(R) SELECT PRODUCT SUITE (Minnesota Only)               Order #: HL-20307-2     Page 6 of 6

HARTFORD LEADERS(R) ULTRA (Countrywide except Alabama, Arizona, Florida, Minnesota, New York, North Carolina, & Pennsylvania)   CW
------------------------------------------------------------------------------------------------------------------------------------

REQUEST FOR VARIABLE ANNUITY                                                         U.S.P.S.-First       The Hartford - IPS
                                                                                     Class or             P.O. Box 5085
                                                                                     Express-Mail to:     Hartford, CT 06102-5085
HARTFORD LIFE INSURANCE COMPANY
                                                                [LOGO]               Private Express      The Hartford - IPS
                                                                THE HARTFORD         Mail:                1 Griffin Road North
COMPANY IS REFERENCED TO HEREIN AS "HARTFORD LIFE".                                                       Windsor, CT 06095-1512

1. CONTRACT OWNER   (REQUIRED)
--------------------------------------------------------------------------------------------------------------------------
Ownership Type:     / / Individual   / / Trust*   / / CRT*    / / UGMA    / / UTMA    / / NRA*    / / Corporation*
(Select only ONE)   / / Other                                                                     *Additional forms may be
                                                                                                  required
--------------------------------------------------------------------------------------------------------------------------

/ / Mr.  / / Mrs.  / / Ms.   Gender:   / / M   / / F   NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship.
---------------------------------------------------------------------------------------------------------------------------------

First Name                                               MI                                   Last Name
---------------------------------------------------------------------------------------------------------------------------------
Additional Owner Information (e.g., Name of                                                   Email Address
Trust/Corporation)
---------------------------------------------------------------------------------------------------------------------------------
Social Security Number/TIN                               Date of Birth                        Daytime Telephone Number
---------------------------------------------------------------------------------------------------------------------------------
Residential Address - (Permanent Physical Address, No    City                                 State             ZIP
P.O. Box)
---------------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from above)                City                                 State             ZIP
---------------------------------------------------------------------------------------------------------------------------------

2. JOINT CONTRACT OWNER     (If any)
--------------------------------------------------------------------------------------------------------------------------------

/ / Mr.       / / Mrs.      / / Ms.       First Name                                   MI             Last Name
----------------------------------------------------------------------------------------------------------------------------------
Gender:       / / M         / / F         Date of Birth                                Social Security Number
----------------------------------------------------------------------------------------------------------------------------------

Relationship to Contract Owner                    NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S. citizen, specify country of citizenship.
-------------------------------------------------------------------------------------------------------------------------------

3. ANNUITANT    (Required if different from Contract Owner)
-------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                    MI                            Last Name
--------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                 Social Security Number        Daytime Telephone Number
--------------------------------------------------------------------------------------------------------------------------------

Residential Address - (Permanent Physical Address,  City                                     State             ZIP
No P.O. Box)
------------------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from above)           City                                     State             ZIP
------------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner
------------------------------------------------------------------------------------------------------------------------------------

4. CONTINGENT ANNUITANT       (If any)
----------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                    MI                            Last Name
--------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                 Social Security Number        Relationship to Contract Owner
--------------------------------------------------------------------------------------------------------------------------------

A-LDR-08 (CW)    HARTFORD LEADERS(R) ULTRA (Countrywide except AL, AZ, FL, MN, NY, NC & PA)  Order #: HL-20287-2     Page 1 of 6

                                                                             Owner SSN/TIN

5. BENEFICIARY(IES)   (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.)
------------------------------------------------------------------------------------------------------------------------------------

/ / Primary                             %       First Name           MI                           Last Name
---------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                       Date of Birth                Social Security Number/TIN
---------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                     First Name           MI                           Last Name
/ / Contingent                          %
---------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                       Date of Birth                Social Security Number/TIN
---------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                     First Name           MI                           Last Name
/ / Contingent                          %
---------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                       Date of Birth                Social Security Number/TIN
---------------------------------------------------------------------------------------------------------------------------------

Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.

6. PLAN TYPE OF NEW CONTRACT    (REQUIRED - Complete either Section A or Section B)
------------------------------------------------------------------------------------------------------------------------------------

A. NON-QUALIFIED       / / Non-Qualified New Purchase                 / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $
--------------------------------------------------------------------------------------------------------------------------------
B. QUALIFIED           / / New Contribution for tax year              / / Transfer             / / Rollover
--------------------------------------------------------------------------------------------------------------------------------

Please select ONE plan type listed below
------------------------------------------------------------------------------------------------------------------------------------
                       INDIVIDUALLY OWNED                                              EMPLOYER PLAN - ALLOCATED
------------------------------------------------------------------------------------------------------------------------------------

/ / Traditional IRA  / / Roth IRA             / / SEP IRA                    / / 401(k)       / / 401(a)       / / Keogh/HR-10
/ / Custodial IRA    / / Individual 401(k)    / / SIMPLE IRA (Non-DFI only)  / / Other:
---------------------------------------------------------------------------------------------------------------------------------

7. PREMIUM PAYMENT    (Make check payable to HARTFORD LIFE INSURANCE COMPANY)                      $
------------------------------------------------------------------------------------------------------------------------------------

8. ESTIMATED EXCHANGE/TRANSFER AMOUNT         (If applicable)                                      $
------------------------------------------------------------------------------------------------------------------------------------

9. OPTIONAL DEATH BENEFIT ELECTION
------------------------------------------------------------------------------------------------------------------------------------

You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts.
Please refer to the prospectus for complete details.

      / /  MAV PLUS                        / /  MAXIMUM ANNIVERSARY VALUE
           (NOT AVAILABLE IN WA)                (AVAILABLE ONLY IN WA)

10. OPTIONAL WITHDRAWAL BENEFIT ELECTION  (Select ONE only. Please refer to the prospectus for complete details.)
--------------------------------------------------------------------------------------------------------------------------

THE HARTFORD'S LIFETIME INCOME BUILDER                        THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE
SELECTS* +                                                    NOT APPROVED THE HARTFORD'S LIFETIME INCOME
            / / SINGLE LIFE    / / JOINT/SPOUSAL              BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME
                                                              BUILDER PORTFOLIOS.
THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS* +          THE HARTFORD'S LIFETIME INCOME BUILDER II*+
IMPORTANT: Must select ONLY from the investment options with             / / SINGLE LIFE     / / JOINT/SPOUSAL
the [DELTA] symbol in section 11.
            / / SINGLE LIFE    / / JOINT/SPOUSAL              THE HARTFORD'S LIFETIME INCOME FOUNDATION*+
/ / THE HARTFORD'S PRINCIPAL FIRST*                                      / / SINGLE LIFE     / / JOINT/SPOUSAL

* Additional charges and how they are assessed vary by rider.

+ Separate Death Benefits apply. May not be available in all states.

A-LDR-08 (CW)    HARTFORD LEADERS(R) ULTRA (Countrywide except AL, AZ, FL, MN, NY, NC & PA)  Order #: HL-20287-2     Page 2 of 6

                                                                             Owner SSN/TIN

11. INVESTMENT SELECTION   (REQUIRED - Use whole percentages only)
---------------------------------------------------------------------------------------------------------------------

IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in
Section 10, you must choose from the following investment options indicated by the [DELTA] symbol.

      CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period.

      / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer.

      / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below.

A INVESTMENT SUMMARY

Dollar Cost Averaging                    % (Complete Section 11B and 11D or 11E)
Fixed Accumulation Feature               % (Complete Section 11C)
Sub-Accounts                             % (Complete Section 11D - Unavailable if Asset Allocation Model is selected)
Asset Allocation Model                   % (Complete Section 11E - Unavailable if Sub-Accounts are selected)
                           TOTAL -  100  % (MUST EQUAL 100%)

B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)**

DCA allocations must be made in Section 12D or 12E. Provide the complete instructions for the DCA below.

Initial Allocation

    %     6-Month DCA [DELTA]            Duration:             months (between 3-6)
          / / check if rate lock*        Estimated dollar amount $
    %     12-Month DCA [DELTA]           Duration:             months (between 7-12)
          / / check if rate lock*        Estimated dollar amount $

* A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

** NOT AVAILABLE IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM.

    HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM.

C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL - Only available for Hartford Leaders(R) product.)

Initial Allocation         INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*

          % Fixed Accumulation Feature   / / Yes             Estimated dollar amount $
          [DELTA]+

+ NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 10.

* A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

D  SUB-ACCOUNT ALLOCATION SELECTION

-   The DCA allocation is only required if enrolling in the DCA program in
    Section 11B.

  SUB-ACCOUNTS

  INITIAL         DCA                                              INITIAL         DCA
ALLOCATION %  ALLOCATION %                                       ALLOCATION %  ALLOCATION %
--------------------------------------------------------------------------------------------------------------------------------
     %             %        AIM V.I. Capital Appreciation Fund        %             %        American Funds Bond HLS Fund
     %             %        AIM V.I. Capital Development Fund         %             %        American Funds Global Bond HLS Fund
     %             %        AIM V.I. Core Equity Fund                 %             %        American Funds Global Growth &
                                                                                             Income HLS Fund
     %             %        AIM V.I. International Growth Fund        %             %        American Funds Global Growth HLS
                                                                                             Fund
     %             %        AIM V.I. Small Cap Equity Fund            %             %        American Funds Global Small
                                                                                             Capitalization HLS Fund
     %             %        AlianceBernstein VPS Balanced             %             %        American Funds Growth HLS Fund
                            Wealth Strategy Portfolio [DELTA]
     %             %        AlianceBernstein VPS International        %             %        American Funds Growth-Income HLS
                            Growth Portfolio                                                 Fund
     %             %        AlianceBernstein VPS International        %             %        American Funds International HLS
                            Value Portfolio                                                  Fund
     %             %        AlianceBernstein VPS Small/Mid-Cap        %             %        American Funds New World HLS Fund
                            Value Portfolio
     %             %        AlianceBernstein VPS Value                %             %        Fidelity VIP Contrafund Portfolio
                            Portfolio
     %             %        American Funds Asset Allocation HLS       %             %        Fidelity VIP Dynamic Capital
                            Fund                                                             Appreciation Portfolio
     %             %        American Funds Blue Chip Income and       %             %        Fidelity VIP Growth Portfolio
                            Growth HLS Fund

A-LDR-08 (CW)    HARTFORD LEADERS(R) ULTRA (Countrywide except AL, AZ, FL, MN, NY, NC & PA)  Order #: HL-20287-2     Page 3 of 6

                                                                             Owner SSN/TIN

  INITIAL         DCA                                              INITIAL         DCA
ALLOCATION %  ALLOCATION %                                       ALLOCATION %  ALLOCATION %
--------------------------------------------------------------------------------------------------------------------------------
     %             %        Fidelity VIP Mid Cap Portfolio            %             %        Lord Abbett Bond-Debenture
                                                                                             Portfolio
     %             %        Fidelity VIP Value Strategies             %             %        Lord Abbett Growth & Income
                            Portfolio                                                        Portfolio
     %             %        Franklin Flex Cap Growth Securities       %             %        MFS Growth Series
                            Fund
     %             %        Franklin Income Securities Fund           %             %        MFS Investors Trust Series
                            [DELTA]
     %             %        Franklin Small Cap Value Securities       %             %        MFS Research Bond Series
                            Fund
     %             %        Franklin Small-Mid Cap Growth             %             %        MFS Total Return Series [DELTA]
                            Securities Fund
     %             %        Franklin Strategic Income                 %             %        MFS Value Series
                            Securities Fund
     %             %        Hartford Advisers HLS Fund [DELTA]        %             %        MTB Large Cap Growth Fund II
     %             %        Hartford Capital Appreciation HLS         %             %        MTB Large Cap Value Fund II
                            Fund
     %             %        Hartford Disciplined Equity HLS           %             %        MTB Managed Allocation Fund -
                            Fund                                                             Aggressive Growth II
     %             %        Hartford Dividend and Growth HLS          %             %        MTB Managed Allocation Fund -
                            Fund                                                             Conservative Growth II
     %             %        Hartford Equity Income HLS Fund           %             %        MTB Managed Allocation Fund -
                                                                                             Moderate Growth II
     %             %        Hartford Fundamental Growth HLS           %             %        Mutual Discovery Securities Fund
                            Fund
     %             %        Hartford Global Equity HLS Fund           %             %        Mutual Shares Securities Fund
     %             %        Hartford Global Growth HLS Fund           %             %        Oppenheimer Capital Appreciation
                                                                                             Fund/VA
     %             %        Hartford Growth HLS Fund                  %             %        Oppenheimer Global Securities
                                                                                             Fund/VA
     %             %        Hartford Growth Opportunities HLS         %             %        Oppenheimer Main Street
                            Fund                                                             Fund/VA
     %             %        Hartford High Yield HLS Fund              %             %        Oppenheimer Main Street Small Cap
                                                                                             Fund/VA
     %             %        Hartford International Growth HLS         %             %        Oppenheimer Value Fund/VA
                            Fund
     %             %        Hartford International                    %             %        Putnam VT Diversified Income Fund
                            Opportunities HLS Fund
     %             %        Hartford LargeCap Growth HLS Fund         %             %        Putnam VT Global Asset Allocation
                                                                                             Fund
     %             %        Hartford MidCap Growth HLS Fund           %             %        Putnam VT International Equity Fund
     %             %        Hartford Money Market HLS Fund            %             %        Putnam VT International Growth and
                            [DELTA]                                                          Income Fund
     %             %        Hartford Small Cap Growth HLS Fund        %             %        Putnam VT Small Cap Value Fund
     %             %        Hartford Small Company HLS Fund           %             %        Templeton Developing Markets
                                                                                             Securities Fund
     %             %        Hartford Stock HLS Fund                   %             %        Templeton Foreign Securities Fund
     %             %        Hartford Total Return Bond HLS Fund       %             %        Templeton Global Income Securities
                                                                                             Fund
     %             %        Hartford U.S. Government Securities       %             %        Templeton Growth Securities Fund
                            HLS Fund
     %             %        Hartford Value HLS Fund                   %             %        Van Kampen LIT Growth and Income
                                                                                             Portfolio
     %             %        Hartford Value Opportunities HLS          %             %        Van Kampen UIF Mid Cap Growth
                            Fund                                                             Portfolio
     %             %        Lord Abbett America's Value               %             %        Van Kampen UIF U.S. Mid Cap Value
                            Portfolio [DELTA]                                                Portfolio

CUSTOM ASSET ALLOCATION PROGRAM (AA)

/ / Check here if you would like your sub-account allocations to rebalance:

Day of Month (1st-28th)       Rebalancing Frequency:        / / Monthly     / / Quarterly    / / Semi-Annually     / / Annually

E ASSET ALLOCATION MODEL SELECTION

YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM). OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY.

INVESTMENT STRATEGIES

      %     / / Hartford Checks & Balances [DELTA]         / / Franklin Founding Investment Strategy [DELTA]
            / / Core Four [DELTA]                          / / American Growth Foundation Strategy [DELTA]

HARTFORD                             FRANKLIN FOUNDING                 AMERICAN GROWTH
CHECKS & BALANCES                   INVESTMENT STRATEGY              FOUNDATION STRATEGY                   CORE FOUR
[DELTA]                                   [DELTA]                          [DELTA]                          [DELTA]
----------------------------------------------------------------------------------------------------------------------------------
Hartford Capital                 Franklin Income                  American Funds Bond HLS          American Funds
Appreciation HLS Fund      33%   Securities Fund            34%   Fund                       25%   International HLS Fund     25%
Hartford Dividend &              Mutual Shares Securities         American Funds Global            Franklin Income
Growth HLS Fund            33%   Fund                       33%   Small Cap HLS Fund         10%   Securities Fund            25%
Hartford Total Return            Templeton Growth                 American Funds Growth &          Hartford Growth
Bond HLS Fund              34%   Securities Fund            33%   Income HLS Fund            25%   Opportunities HLS Fund     25%
                                                                  American Funds Growth HLS        Hartford Total Return
                                                                  Fund                       25%   Bond HLS Fund              25%
                                                                  American Funds
                                                                  International HLS Fund     15%

A-LDR-08 (CW)    HARTFORD LEADERS(R) ULTRA (Countrywide except AL, AZ, FL, MN, NY, NC & PA)  Order #: HL-20287-2     Page 4 of 6

                                                                             Owner SSN/TIN

PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)

             %     / / Balanced [DELTA]   / / Moderate Growth [DELTA]   / / Growth [DELTA]  / / Enhanced Growth

                                      MODERATE GROWTH
BALANCED [DELTA]                          [DELTA]                      GROWTH [DELTA]                   ENHANCED GROWTH
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International           AIM V.I. International           AIM V.I. International           AIM V.I. International
Growth Fund                  3%  Growth Fund                  4%  Growth Fund                  3%  Growth Fund                  4%
AllianceBernstein VPS            AllianceBernstein VPS            AllianceBernstein VPS            AllianceBernstein VPS
International Value              International Value              International Value              International Value
Portfolio                    3%  Portfolio                    4%  Portfolio                    3%  Portfolio                    4%
American Funds Bond HLS          American Funds Bond HLS          American Funds Growth HLS        American Funds Growth HLS
Fund                        10%  Fund                         7%  Fund                         6%  Fund                         6%
American Funds Growth HLS        American Funds Growth HLS        American Funds                   American Funds
Fund                         4%  Fund                         5%  International HLS Fund       5%  International HLS Fund       5%
American Funds                   American Funds                   Fidelity VIP Mid Cap             Fidelity VIP Mid Cap
International HLS Fund       4%  International HLS Fund       5%  Portfolio                    2%  Portfolio                    3%
Fidelity VIP Mid Cap             Fidelity VIP Mid Cap             Franklin Small Cap Value         Franklin Small Cap Value
Portfolio                    3%  Portfolio                    3%  Securities Fund              2%  Securities Fund              3%
Franklin Strategic Income        Franklin Small Cap Value         Franklin Strategic Income        Franklin Strategic Income
Securities Fund             10%  Securities Fund              2%  Securities Fund              8%  Securities Fund              5%
Hartford Capital                 Franklin Strategic Income        Hartford Capital                 Hartford Capital
Appreciation HLS Fund        5%  Securities Fund              9%  Appreciation HLS Fund        7%  Appreciation HLS Fund        8%
Hartford Disciplined             Hartford Capital                 Hartford Disciplined             Hartford Disciplined
Equity HLS Fund              7%  Appreciation HLS Fund        6%  Equity HLS Fund              9%  Equity HLS Fund             10%
Hartford Growth                  Hartford Disciplined             Hartford Growth                  Hartford Growth
Opportunities HLS Fund       4%  Equity HLS Fund              8%  Opportunities HLS Fund       5%  Opportunities HLS Fund       6%
Hartford Total Return            Hartford Growth                  Hartford International           Hartford International
Bond HLS Fund               10%  Opportunities HLS Fund       5%  Opportunities HLS Fund       4%  Opportunities HLS Fund       4%
Lord Abbett                      Hartford Total Return            Hartford Total Return            Hartford Total Return
Bond-Debenture Portfolio     5%  Bond HLS Fund               10%  Bond HLS Fund               10%  Bond HLS Fund                7%
                                 Lord Abbett Bond-                Lord Abbett Bond-                Lord Abbett Bond-
MFS Value Series             4%  Debenture Portfolio          5%  Debenture Portfolio          5%  Debenture Portfolio          3%
MTB Large Cap Growth Fund
II                           3%  MFS Value Series             5%  MFS Value Series             6%  MFS Value Series             7%
MTB Large Cap Value Fund         MTB Large Cap Growth Fund        MTB Large Cap Growth Fund        MTB Large Cap Growth Fund
II                           3%  II                           3%  II                           4%  II                           4%
Mutual Shares Securities         MTB Large Cap Value Fund         MTB Large Cap Value Fund         MTB Large Cap Value Fund
Fund                         4%  II                           3%  II                           4%  II                           4%
Oppenheimer Main Street          Mutual Shares Securities         Mutual Shares Securities         Mutual Shares Securities
Small Cap Fund/VA            3%  Fund                         5%  Fund                         5%  Fund                         6%
Putnam VT Diversified            Oppenheimer Main Street          Oppenheimer Main Street          Oppenheimer Main Street
Income Fund                 10%  Small Cap Fund/VA            2%  Small Cap Fund/VA            3%  Small Cap Fund/VA            4%
Templeton Global Income          Putnam VT Diversified            Putnam VT Diversified            Putnam VT Diversified
Securities Fund              5%  Income Fund                  9%  Income Fund                  7%  Income Fund                  5%
                                                                  Van Kampen UIF Mid Cap           Van Kampen UIF Mid Cap
                                                                  Growth Portfolio             2%  Growth Portfolio             2%

* When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity certificate. Alternative investment options with similar risk and return characteristics are available with this certificate.

12. SPECIAL REMARKS
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

13. OWNER(S) ACKNOWLEDGEMENTS             (All questions in this Section MUST be completed)
--------------------------------------------------------------------------------------------------------------------------------

/ / No   / / Yes -    Do you have an existing annuity or life insurance policy?
/ / No   / / Yes -    Will the annuity applied for replace one or more existing annuity or life insurance contracts?
/ / No   / / Yes -    Have you purchased another deferred annuity issued by Hartford Life during the current calendar year?

/ /   RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED.

     If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you.

THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED.

     NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

     DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

A-LDR-08 (CW)    HARTFORD LEADERS(R) ULTRA (Countrywide except AL, AZ, FL, MN, NY, NC & PA)  Order #: HL-20287-2     Page 5 of 6

                                                                             Owner SSN/TIN

     KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

     MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES.

     NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

     PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity.

I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 1 or Section 2.

The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation.

Signed at:                       /  /
              ------------  ---------------
                 State*          Date

---------------------------------------------------------------------------------------------------------------------------
          Contract Owner Signature (Trustee/Custodian, if              Joint Contract Owner Signature (If applicable)
                            applicable)

* IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.

14. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS
--------------------------------------------------------------------------------------------

/ / No / / Yes -    Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts?
/ / No / / Yes -    Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance? If yes, please complete any applicable state replacement forms.

                                                                                      -------------------------------------------
                                                                                               Licensed Agent Signature

First Name                    MI                            Last Name
--------------------------------------------------------------------------------------------------------------------------
Street Address                                              City                State             ZIP
--------------------------------------------------------------------------------------------------------------------------
Broker/Dealer                 Licensed Agent SSN                                Broker/Dealer Client Account Number
--------------------------------------------------------------------------------------------------------------------------
Business Telephone Number     Fax Number                                        Email Address
--------------------------------------------------------------------------------------------------------------------------

SELECT PROGRAM *
Hartford Leaders(R) Ultra:  / / A  / / B  / / C
-------------------------------------------------------------------------------------------------------------------------------

*   CONTACT YOUR BACK OFFICE FOR PROGRAM INFORMATION (OPTION IS IRREVOCABLE)

A-LDR-08 (CW)    HARTFORD LEADERS(R) ULTRA (Countrywide except AL, AZ, FL, MN, NY, NC & PA)  Order #: HL-20287-2     Page 6 of 6

HARTFORD LEADERS(R) FOUNDATION EDGE (Countrywide except Alabama, Arizona, Florida, Minnesota, New York, North Carolina &  CW
Pennsylvania)
------------------------------------------------------------------------------------------------------------------------------

REQUEST FOR VARIABLE ANNUITY                                                   U.S.P.S.-First       The Hartford - IPS
                                                                               Class or             P.O. Box 5085
                                                                               Express-Mail to:     Hartford, CT 06102-5085
/ / Hartford Life Insurance Company
/ / Hartford Life and Annuity Insurance Company          [LOGO]                Private Express      The Hartford - IPS
                                                         THE HARTFORD          Mail:                1 Griffin Road North
COMPANY CHECKED ABOVE IS REFERENCED TO HEREIN AS                                                    Windsor, CT 06095-1512
"HARTFORD LIFE".

1. CONTRACT OWNER   (REQUIRED)
------------------------------------------------------------------------------------------------------------------------------------
Ownership Type:     / / Individual   / / Trust*   / / CRT*    / / UGMA    / / UTMA    / / NRA*    / / Corporation*
(Select only ONE)   / / Other                                                                     *Additional forms may be required
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.  / / Mrs.  / / Ms.   Gender:     / / M   / / F   NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship.
----------------------------------------------------------------------------------------------------------------------------------

First Name                              MI                                      Last Name
----------------------------------------------------------------------------------------------------------------------------------
Additional Owner Information (e.g.,                                             Email Address
Name of Trust/Corporation)
----------------------------------------------------------------------------------------------------------------------------------
Social Security Number/TIN              Date of Birth                           Daytime Telephone Number
----------------------------------------------------------------------------------------------------------------------------------
Residential Address - (Permanent        City                                    State             ZIP
Physical Address, No P.O. Box)
----------------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from      City                                    State             ZIP
above)
----------------------------------------------------------------------------------------------------------------------------------

2. JOINT CONTRACT OWNER     (If any)
----------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                         MI             Last Name
--------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                      Social Security Number
--------------------------------------------------------------------------------------------------------------------------------

Relationship to Contract Owner            NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S. citizen, specify country of citizenship.
----------------------------------------------------------------------------------------------------------------------------------

3. ANNUITANT    (Required if different from Contract Owner)
-------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                    MI                            Last Name
--------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                 Social Security Number        Daytime Telephone Number
--------------------------------------------------------------------------------------------------------------------------------

Residential Address - (Permanent Physical Address, No P.O. Box)      City                           State             ZIP
---------------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from above)                            City                           State             ZIP
---------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner
---------------------------------------------------------------------------------------------------------------------------------

4. CONTINGENT ANNUITANT       (If any)
----------------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                    MI                            Last Name
--------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                 Social Security Number        Relationship to Contract Owner
--------------------------------------------------------------------------------------------------------------------------------

A-EDG-08 (CW)    HARTFORD LEADERS(R) FOUNDATION EDGE (Countrywide except AL, AZ, FL,     Order #: HL-20263-2     Page 1 of 6
                 MN, NY, NC & PA)

                                                                             Owner SSN/TIN

5. BENEFICIARY(IES)   (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.)
-------------------------------------------------------------------------------------------------------------------------

/ / Primary                                %      First Name       MI                   Last Name
---------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                     Date of Birth        Social Security Number/TIN
---------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                       First Name       MI                   Last Name
/ / Contingent                             %
---------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                     Date of Birth        Social Security Number/TIN
---------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                       First Name       MI                   Last Name
/ / Contingent                             %
---------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                     Date of Birth        Social Security Number/TIN
---------------------------------------------------------------------------------------------------------------------------------

Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.

6. PLAN TYPE OF NEW CONTRACT    (REQUIRED - Complete either Section A or Section B)
--------------------------------------------------------------------------------------------------------------------

A. NON-QUALIFIED       / / Non-Qualified New Purchase            / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $
----------------------------------------------------------------------------------------------------------------------------
B. QUALIFIED           / / New Contribution for tax year         / / Transfer             / / Rollover
----------------------------------------------------------------------------------------------------------------------------

Please select ONE plan type listed below
--------------------------------------------------------------------------------------------------------------------------
                     INDIVIDUALLY OWNED                                        EMPLOYER PLAN - ALLOCATED
--------------------------------------------------------------------------------------------------------------------------

/ / Traditional IRA   / / Roth IRA               / / SEP IRA                    / / 401(k)      / / 401(a)      / / Keogh/HR-10
/ / Custodial IRA     / / Individual 401(k)      / / SIMPLE IRA (Non-DFI only)  / / Other:
----------------------------------------------------------------------------------------------------------------------------------

7. PREMIUM PAYMENT  (Make check payable to HARTFORD LIFE INSURANCE COMPANY)                                   $
----------------------------------------------------------------------------------------------------------------------------

8. ESTIMATED EXCHANGE/TRANSFER AMOUNT  (If applicable)                                                         $
----------------------------------------------------------------------------------------------------------------------------

9. OPTIONAL DEATH BENEFIT ELECTION
------------------------------------------------------------------------------------------------------------------------------------

You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts.

Please refer to the prospectus for complete details.

/ /  MAV PLUS                        / /  MAXIMUM ANNIVERSARY VALUE
     (NOT AVAILABLE IN WA)                (AVAILABLE ONLY IN WA)

10. OPTIONAL WITHDRAWAL BENEFIT ELECTION  (Select ONE only. Please refer to the prospectus for complete details.)
--------------------------------------------------------------------------------------------------------------------------

THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS*+      THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE
        / / SINGLE LIFE    / / JOINT/SPOUSAL          NOT APPROVED THE HARTFORD'S LIFETIME INCOME
                                                      BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME
                                                      BUILDER PORTFOLIOS.
THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS*+   THE HARTFORD'S LIFETIME INCOME BUILDER II*+
IMPORTANT: Must select ONLY from the investment                / / SINGLE LIFE     / / JOINT/SPOUSAL
options with the [DELTA] symbol in section 11.
        / / SINGLE LIFE    / / JOINT/SPOUSAL          THE HARTFORD'S LIFETIME INCOME FOUNDATION*+
/ / THE HARTFORD'S PRINCIPAL FIRST*                            / / SINGLE LIFE     / / JOINT/SPOUSAL

* Additional charges and how they are assessed vary by rider.

+ Separate Death Benefits apply. May not be available in all states.

A-EDG-08 (CW)    HARTFORD LEADERS(R) FOUNDATION EDGE (Countrywide except AL, AZ, FL,     Order #: HL-20263-2     Page 2 of 6
                 MN, NY, NC & PA)

                                                                             Owner SSN/TIN

11. INVESTMENT SELECTION   (REQUIRED - Use whole percentages only)
---------------------------------------------------------------------------------------------------------------------

IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in
Section 10, you must choose from the following investment options indicated by the [DELTA] symbol.

      CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period.

      / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer.

      / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below.

A INVESTMENT SUMMARY

Dollar Cost Averaging                    % (Complete Section 11B and 11D or 11E)
Fixed Accumulation Feature               % (Complete Section 11C)
Sub-Accounts                             % (Complete Section 11D - Unavailable if Asset Allocation Model is selected)
Asset Allocation Model                   % (Complete Section 11E - Unavailable if Sub-Accounts are selected)
                           TOTAL -  100  % (MUST EQUAL 100%)

B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)**

DCA allocations must be made in Section 11D or 11E. Provide the complete instructions for the DCA below.

Initial Allocation

       %  6-Month DCA [DELTA]            Duration:             months (between 3-6)
          / / check if rate lock*        Estimated dollar amount $
       %  12-Month DCA [DELTA]           Duration:             months (between 7-12)
          / / check if rate lock*        Estimated dollar amount $

* A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

** NOT AVAILABLE IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM.

C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL)

Initial Allocation         INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*

          % Fixed Accumulation Feature   / / Yes             Estimated dollar amount $
          [DELTA]+

+ NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 10.

* A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

D SUB-ACCOUNT ALLOCATION SELECTION

- The DCA allocation is only required if enrolling in the DCA program in Section 11B.

     SUB-ACCOUNTS

INITIAL           DCA                                               INITIAL         DCA
ALLOCATION %  ALLOCATION %                                        ALLOCATION %  ALLOCATION %
----------------------------------------------------------------------------------------------------------------------------------
     %             %        AIM V.I. Capital Appreciation Fund         %             %        American Funds Global Growth Fund
     %             %        AIM V.I. Capital Development Fund          %             %        American Funds Global Small
                                                                                              Capitalization Fund
     %             %        AIM V.I. Core Equity Fund                  %             %        American Funds Growth Fund
     %             %        AIM V.I. International Growth Fund         %             %        American Funds Growth-Income Fund
     %             %        AIM V.I. Small Cap Equity Fund             %             %        American Funds International Fund
     %             %        AllianceBernstein VPS Balanced             %             %        American Funds New World Fund
                            Wealth Strategy Portfolio [DELTA]
     %             %        AllianceBernstein VPS International        %             %        Fidelity VIP Contrafund Portfolio
                            Growth Portfolio
     %             %        AllianceBernstein VPS International        %             %        Fidelity VIP Dynamic Capital
                            Value Portfolio                                                   Appreciation Portfolio
     %             %        AllianceBernstein VPS Small/Mid-Cap        %             %        Fidelity VIP Growth Portfolio
                            Value Portfolio
     %             %        AllianceBernstein VPS Value                %             %        Fidelity VIP Mid Cap Portfolio
                            Portfolio
     %             %        American Funds Asset Allocation Fund       %             %        Fidelity VIP Value Strategies
                                                                                              Portfolio
     %             %        American Funds Blue Chip Income and        %             %        Franklin Flex Cap Growth Securities
                            Growth Fund                                                       Fund
     %             %        American Funds Bond Fund                   %             %        Franklin Income Securities Fund
                                                                                              [DELTA]
     %             %        American Funds Global Bond Fund            %             %        Franklin Small Cap Value Securities
                                                                                              Fund
     %             %        American Funds Global Growth &             %             %        Franklin Small-Mid Cap Growth
                            Income Fund                                                       Securities Fund

A-EDG-08 (CW)    HARTFORD LEADERS(R) FOUNDATION EDGE (Countrywide except AL, AZ, FL,     Order #: HL-20263-2     Page 3 of 6
                 MN, NY, NC, & PA)

                                                                             Owner SSN/TIN

INITIAL           DCA                                               INITIAL         DCA
ALLOCATION %  ALLOCATION %                                        ALLOCATION %  ALLOCATION %
----------------------------------------------------------------------------------------------------------------------------------
     %             %        Franklin Strategic Income Securities       %             %        Lord Abbett Growth & Income
                            Fund                                                              Portfolio
     %             %        Hartford Advisers HLS Fund [DELTA]         %             %        MFS Growth Series
     %             %        Hartford Capital Appreciation HLS          %             %        MFS Investors Trust Series
                            Fund
     %             %        Hartford Disciplined Equity HLS Fund       %             %        MFS Research Bond Series
     %             %        Hartford Dividend and Growth HLS           %             %        MFS Total Return Series [DELTA]
                            Fund
     %             %        Hartford Equity Income HLS Fund            %             %        MFS Value Series
     %             %        Hartford Fundamental Growth HLS Fund       %             %        Mutual Discovery Securities Fund
     %             %        Hartford Global Equity HLS Fund            %             %        Mutual Shares Securities Fund
     %             %        Hartford Global Growth HLS Fund            %             %        Oppenheimer Capital Appreciation
                                                                                              Fund/VA
     %             %        Hartford Growth HLS Fund                   %             %        Oppenheimer Global Securities
                                                                                              Fund/VA
     %             %        Hartford Growth Opportunities HLS          %             %        Oppenheimer Main Street Fund/ VA
                            Fund
     %             %        Hartford High Yield HLS Fund               %             %        Oppenheimer Main Street Small Cap
                                                                                              Fund/VA
     %             %        Hartford International Growth HLS          %             %        Oppenheimer Value Fund/VA
                            Fund
     %             %        Hartford International Opportunities       %             %        Putnam VT Diversified Income Fund
                            HLS Fund
     %             %        Hartford LargeCap Growth HLS Fund          %             %        Putnam VT Global Asset Allocation
                                                                                              Fund
     %             %        Hartford MidCap Growth HLS Fund            %             %        Putnam VT International Equity Fund
     %             %        Hartford Money Market HLS Fund             %             %        Putnam VT International Growth &
                            [DELTA]                                                           Income Fund
     %             %        Hartford Small Cap Growth HLS Fund         %             %        Putnam VT Small Cap Value Fund
     %             %        Hartford Small Company HLS Fund            %             %        Templeton Developing Markets
                                                                                              Securities Fund
     %             %        Hartford Stock HLS Fund                    %             %        Templeton Foreign Securities Fund
     %             %        Hartford Total Return Bond HLS Fund        %             %        Templeton Global Income Securities
                                                                                              Fund
     %             %        Hartford U.S. Government Securities        %             %        Templeton Growth Securities Fund
                            HLS Fund
     %             %        Hartford Value HLS Fund                    %             %        Van Kampen LIT Growth and Income
                                                                                              Portfolio
     %             %        Hartford Value Opportunities HLS           %             %        Van Kampen UIF Mid Cap Growth
                            Fund                                                              Portfolio
     %             %        Lord Abbett America's Value                %             %        Van Kampen UIF U.S. Mid Cap Value
                            Portfolio [DELTA]                                                 Portfolio
     %             %        Lord Abbett Bond-Debenture Portfolio

CUSTOM ASSET ALLOCATION PROGRAM (AA)

/ / Check here if you would like your sub-account allocations to rebalance:

Day of Month (1st-28th)       Rebalancing Frequency:        / / Monthly     / / Quarterly    / / Semi-Annually     / / Annually

E ASSET ALLOCATION MODEL SELECTION

YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM). OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY.

INVESTMENT STRATEGIES

      %     / / Hartford Checks & Balances [DELTA]         / / Franklin Founding Investment Strategy [DELTA]
            / / Core Four [DELTA]                          / / American Growth Foundation Strategy [DELTA]

HARTFORD                            FRANKLIN FOUNDING                 AMERICAN GROWTH
CHECKS & BALANCES                  INVESTMENT STRATEGY              FOUNDATION STRATEGY                   CORE FOUR
[DELTA]                                  [DELTA]                          [DELTA]                          [DELTA]
---------------------------------------------------------------------------------------------------------------------------------
Hartford Capital                Franklin Income                  American Funds Bond              American Funds
Appreciation HLS Fund      33%  Securities Fund             34%  Fund                        25%  International Fund         25%
Hartford Dividend &             Mutual Shares Securities         American Funds Global            Franklin Income
Growth HLS Fund            33%  Fund                        33%  Small Cap Fund              10%  Securities Fund            25%
Hartford Total Return           Templeton Growth                 American Funds Growth &          Hartford Growth
Bond HLS Fund              34%  Securities Fund             33%  Income Fund                 25%  Opportunities HLS Fund     25%
                                                                 American Funds Growth            Hartford Total Return
                                                                 Fund                        25%  Bond HLS Fund              25%
                                                                 American Funds
                                                                 International Fund          15%

PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)

  %    / / Balanced: Growth & Income [DELTA]  / / Balanced Towards Growth [DELTA]    / / Growth Focus       / / All-Equity Focus
       / / Balanced [DELTA]                   / / Moderate Growth [DELTA]            / / Growth [DELTA]     / / Enhanced Growth

BALANCED: GROWTH &            BALANCED TOWARDS GROWTH
INCOME [DELTA]                        [DELTA]                     GROWTH FOCUS                ALL-EQUITY FOCUS
-----------------------------------------------------------------------------------------------------------------------
American Funds Bond           American Funds Bond            American Funds Bond           American Funds Growth-
Fund                     20%  Fund                      15%  Fund                     10%  Income Fund             10%
American Funds
International                 American Funds                 American Funds Growth-        American Funds
Fund                      5%  International Fund         5%  Income Fund              10%  International Fund       5%
Franklin Strategic            Franklin Strategic             American Funds                Hartford Capital
Income Securities Fund    5%  Income Securities Fund     5%  International Fund        5%  Appreciation HLS Fund   15%
Hartford Capital              Hartford Capital               Franklin Strategic            Hartford Growth HLS
Appreciation HLS Fund     5%  Appreciation HLS Fund     10%  Income Securities Fund    5%  Fund                    10%
Hartford Growth HLS           Hartford Growth HLS            Hartford Capital
Fund                      5%  Fund                       5%  Appreciation HLS Fund    10%  MFS Value Series        15%
Hartford Total Return         Hartford Total Return          Hartford Growth HLS           Mutual Shares
Bond HLS Fund            20%  Bond HLS Fund             10%  Fund                     10%  Securities Fund         10%
                                                                                           Oppenheimer Main
                                                                                           Street Small Cap
MFS Value Series         10%  MFS Value Series          15%  MFS Value Series         10%  Fund/VA                  5%
Mutual Shares                 Mutual Shares                  Mutual Shares                 Van Kampen LIT Growth
Securities Fund          10%  Securities Fund           10%  Securities Fund          10%  and Income Portfolio    15%
                                                             Oppenheimer Main
Van Kampen LIT Growth         Van Kampen LIT Growth          Street Small Cap              Van Kampen UIF Mid Cap
and Income Portfolio     15%  and Income Portfolio      15%  Fund/VA                   5%  Growth Portfolio        10%
                                                                                           Van Kampen UIF U.S.
Van Kampen UIF Mid Cap        Van Kampen UIF Mid Cap         Van Kampen LIT Growth         Mid Cap Value
Growth Portfolio          5%  Growth Portfolio           5%  and Income Portfolio     15%  Portfolio                5%
                              Van Kampen UIF U.S. Mid        Van Kampen UIF Mid Cap
                              Cap Value Portfolio        5%  Growth Portfolio          5%
                                                             Van Kampen UIF U.S.
                                                             Mid Cap Value
                                                             Portfolio                 5%

A-EDG-08 (CW)    HARTFORD LEADERS(R) FOUNDATION EDGE (Countrywide except AL, AZ, FL,     Order #: HL-20263-2     Page 4 of 6
                 MN, NY, NC & PA)

                                                                             Owner SSN/TIN

                                      MODERATE GROWTH
BALANCED [DELTA]                          [DELTA]                      GROWTH [DELTA]                   ENHANCED GROWTH
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International           AIM V.I. International           AIM V.I. International           AIM V.I. International
Growth Fund                 3%   Growth Fund                 4%   Growth Fund                 3%   Growth Fund                 4%
AllianceBernstein VPS            AllianceBernstein VPS            AllianceBernstein VPS            AllianceBernstein VPS
International Value              International Value              International Value              International Value
Portfolio                   3%   Portfolio                   4%   Portfolio                   3%   Portfolio                   4%
                                                                  American Funds Growth            American Funds Growth
American Funds Bond Fund   10%   American Funds Bond Fund    7%   Fund                        8%   Fund                        8%
American Funds Growth            American Funds Growth            American Funds                   American Funds
Fund                        6%   Fund                        7%   International Fund          5%   International Fund          5%
American Funds                   American Funds                   Fidelity VIP Mid Cap             Fidelity VIP Mid Cap
International Fund          4%   International Fund          5%   Portfolio                   2%   Portfolio                   3%
Fidelity VIP Mid Cap             Fidelity VIP Mid Cap             Franklin Small Cap Value         Franklin Small Cap Value
Portfolio                   3%   Portfolio                   3%   Securities Fund             2%   Securities Fund             3%
Franklin Strategic Income        Franklin Small Cap Value         Franklin Strategic Income        Franklin Strategic Income
Securities Fund            10%   Securities Fund             2%   Securities Fund             8%   Securities Fund             5%
Hartford Capital                 Franklin Strategic Income        Hartford Capital                 Hartford Capital
Appreciation HLS Fund       5%   Securities Fund             9%   Appreciation HLS Fund       7%   Appreciation HLS Fund       8%
Hartford Disciplined             Hartford Capital                 Hartford Disciplined             Hartford Disciplined
Equity HLS Fund             7%   Appreciation HLS Fund       6%   Equity HLS Fund             9%   Equity HLS Fund            10%
Hartford Growth                  Hartford Disciplined             Hartford Growth                  Hartford Growth
Opportunities HLS Fund      5%   Equity HLS Fund             8%   Opportunities HLS Fund      7%   Opportunities HLS Fund      8%
Hartford Total Return            Hartford Growth                  Hartford International           Hartford International
Bond HLS Fund              10%   Opportunities HLS Fund      6%   Opportunities HLS Fund      4%   Opportunities HLS Fund      4%
Lord Abbett                      Hartford Total Return            Hartford Total Return            Hartford Total Return
Bond-Debenture Portfolio    5%   Bond HLS Fund              10%   Bond HLS Fund              10%   Bond HLS Fund               7%
                                 Lord Abbett Bond-                Lord Abbett Bond-                Lord Abbett Bond-
MFS Value Series            6%   Debenture Portfolio         5%   Debenture Portfolio         5%   Debenture Portfolio         3%
Mutual Shares Securities
Fund                        5%   MFS Value Series            7%   MFS Value Series            8%   MFS Value Series            9%
Oppenheimer Main Street          Mutual Shares Securities         Mutual Shares Securities         Mutual Shares Securities
Small Cap Fund/VA           3%   Fund                        6%   Fund                        7%   Fund                        8%
Putnam VT Diversified            Oppenheimer Main Street          Oppenheimer Main Street          Oppenheimer Main Street
Income Fund                10%   Small Cap Fund/VA           2%   Small Cap Fund/VA           3%   Small Cap Fund/VA           4%
Templeton Global Income          Putnam VT Diversified            Putnam VT Diversified            Putnam VT Diversified
Securities Fund             5%   Income Fund                 9%   Income Fund                 7%   Income Fund                 5%
                                                                  Van Kampen UIF Mid Cap           Van Kampen UIF Mid Cap
                                                                  Growth Portfolio            2%   Growth Portfolio            2%

* When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity certificate. Alternative investment options with similar risk and return characteristics are available with this certificate.

12. RIGHTS OF ACCUMULATION    (If applicable)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
13. SPECIAL REMARKS
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

14. OWNER(S) ACKNOWLEDGEMENTS    (All questions in this Section MUST be completed)
---------------------------------------------------------------------------------------------------------------------------

/ / No  / / Yes -          Do you have an existing annuity or life insurance policy?
/ / No  / / Yes -          Will the annuity applied for replace one or more existing annuity or life insurance contracts?
/ / No  / / Yes -          Have you purchased another deferred annuity issued by Hartford Life during the current calendar year?

/ / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you.

THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED.

     NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

     DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

A-EDG-08 (CW)    HARTFORD LEADERS(R) FOUNDATION EDGE (Countrywide except AL, AZ, FL,     Order #: HL-20263-2     Page 5 of 6
                 MN, NY, NC & PA)

                                                                             Owner SSN/TIN

     KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

     MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES.

     NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

     PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity.

I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3.

The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation.

Signed at:                       /  /
              ------------  ---------------
                 State*          Date

---------------------------------------------------------------------------------------------------------------------------
          Contract Owner Signature (Trustee/Custodian, if              Joint Contract Owner Signature (If applicable)
                            applicable)

* IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.

15. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS
------------------------------------------------------------------------------------------------------------------------------------

/ / No / / Yes -      Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts?
/ / No / / Yes -      Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance?
                      If yes, please complete any applicable state replacement forms.

                                                                                       ------------------------------
                                                                                          Licensed Agent Signature

First Name                            MI                       Last Name
--------------------------------------------------------------------------------------------------------------------------------
Street Address                                                 City                 State             ZIP
--------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer                         Licensed Agent SSN                            Broker/Dealer Client Account Number
--------------------------------------------------------------------------------------------------------------------------------
Business Telephone Number             Fax Number                                    Email Address
--------------------------------------------------------------------------------------------------------------------------------

A-EDG-08 (CW)    HARTFORD LEADERS(R) FOUNDATION EDGE (Countrywide except AL, AZ, FL,     Order #: HL-20263-2     Page 6 of 6
                 MN, NY, NC & PA)

HARTFORD LEADERS(R) FOUNDATION (Countrywide except Alabama, Arizona, Florida, Minnesota, New York, North Carolina,   CW
& Pennsylvania)
-------------------------------------------------------------------------------------------------------------------------

REQUEST FOR VARIABLE ANNUITY                                                         U.S.P.S.-First       The Hartford - IPS
                                                                                     Class or             P.O. Box 5085
                                                                                     Express-Mail to:     Hartford, CT 06102-5085
/ / Hartford Life Insurance Company
/ / Hartford Life and Annuity Insurance Company                 [LOGO]               Private Express      The Hartford - IPS
                                                                THE HARTFORD         Mail:                1 Griffin Road North
COMPANY CHECKED ABOVE IS REFERENCED TO HEREIN AS "HARTFORD                                                Windsor, CT 06095-1512
LIFE".

1. CONTRACT OWNER   (REQUIRED)
------------------------------------------------------------------------------------------------------------------------------------
Ownership Type:     / / Individual   / / Trust*   / / CRT*    / / UGMA    / / UTMA    / / NRA*    / / Corporation*
(Select only ONE)   / / Other                                                                     *Additional forms may be required
------------------------------------------------------------------------------------------------------------------------------------

/ / Mr.  / / Mrs.  / / Ms.   Gender:     / / M   / / F   NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship.
----------------------------------------------------------------------------------------------------------------------------------

First Name                                MI                                      Last Name
------------------------------------------------------------------------------------------------------------------------
Additional Owner Information (e.g., Name                                          Email Address
of Trust/Corporation)
------------------------------------------------------------------------------------------------------------------------
Social Security Number/TIN                Date of Birth                           Daytime Telephone Number
------------------------------------------------------------------------------------------------------------------------
Residential Address - (Permanent          City                                    State             ZIP
Physical Address, No P.O. Box)
------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from        City                                    State             ZIP
above)
------------------------------------------------------------------------------------------------------------------------

2. JOINT CONTRACT OWNER     (If any)
----------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                           MI             Last Name
------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                        Social Security Number
------------------------------------------------------------------------------------------------------------------------------

Relationship to Contract Owner                      NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S. citizen, specify country of citizenship.
-------------------------------------------------------------------------------------------------------------------------

3. ANNUITANT    (Required if different from Contract Owner)
--------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                    MI                            Last Name
--------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                 Social Security Number        Daytime Telephone Number
--------------------------------------------------------------------------------------------------------------------------------

Residential Address - (Permanent Physical Address,  City                          State             ZIP
No P.O. Box)
------------------------------------------------------------------------------------------------------------------------
Mailing Address (If different from above)           City                          State             ZIP
------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner
------------------------------------------------------------------------------------------------------------------------

4. CONTINGENT ANNUITANT    (If any)
--------------------------------------------------------------------------------------------------------------------------

/ / Mr.    / / Mrs.      / / Ms.   First Name                    MI                            Last Name
--------------------------------------------------------------------------------------------------------------------------------
Gender:    / / M         / / F     Date of Birth                 Social Security Number        Relationship to Contract Owner
--------------------------------------------------------------------------------------------------------------------------------

A-LDR-08 (CW)    HARTFORD LEADERS(R) FOUNDATION (Countrywide except AL, AZ, FL, MN, NY,  Order #: HL-20259-2     Page 1 of 6
                 NC & PA)

                                                                             Owner SSN/TIN

5. BENEFICIARY(IES)   (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.)
-------------------------------------------------------------------------------------------------------------------------

Primary                                   %    First Name            MI                            Last Name
-------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                       Date of Birth                 Social Security Number/TIN
-------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                    First Name            MI                            Last Name
/ / Contingent                            %
-------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                       Date of Birth                 Social Security Number/TIN
-------------------------------------------------------------------------------------------------------------------------------
/ / Primary                                    First Name            MI                            Last Name
/ / Contingent                            %
-------------------------------------------------------------------------------------------------------------------------------
Relationship to Contract Owner                                       Date of Birth                 Social Security Number/TIN
-------------------------------------------------------------------------------------------------------------------------------

Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.

6. PLAN TYPE OF NEW CONTRACT    (REQUIRED - Complete either Section A or Section B)
--------------------------------------------------------------------------------------------------------------------------

A. NON-QUALIFIED       / / Non-Qualified New Purchase            / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $
----------------------------------------------------------------------------------------------------------------------------
B. QUALIFIED           / / New Contribution for tax year         / / Transfer             / / Rollover
----------------------------------------------------------------------------------------------------------------------------

Please select ONE plan type listed below
--------------------------------------------------------------------------------------------------------------------------
                     INDIVIDUALLY OWNED                                        EMPLOYER PLAN - ALLOCATED
--------------------------------------------------------------------------------------------------------------------------

/ / Traditional IRA   / / Roth IRA               / / SEP IRA                    / / 401(k)      / / 401(a)      / / Keogh/HR-10
/ / Custodial IRA     / / Individual 401(k)      / / SIMPLE IRA (Non-DFI only)  / / Other:
----------------------------------------------------------------------------------------------------------------------------------

7. PREMIUM PAYMENT  (Make check payable to HARTFORD LIFE INSURANCE COMPANY)                 $
-------------------------------------------------------------------------------------------------------------------------------

8. ESTIMATED EXCHANGE/TRANSFER AMOUNT       (If applicable)                                 $
-------------------------------------------------------------------------------------------------------------------------------

9. OPTIONAL DEATH BENEFIT ELECTION
---------------------------------------------------------------------------------------------------------------------------

You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts.

Please refer to the prospectus for complete details.

/ /  MAV PLUS                            / /  MAXIMUM ANNIVERSARY VALUE
     (NOT AVAILABLE IN WA)                    (AVAILABLE ONLY IN WA)

10. OPTIONAL WITHDRAWAL BENEFIT ELECTION  (Select ONE only. Please refer to the prospectus for complete details.)
--------------------------------------------------------------------------------------------------------------------------

THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS* +                 THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE
         / / SINGLE LIFE             / / JOINT/SPOUSAL            NOT APPROVED THE HARTFORD'S LIFETIME INCOME
                                                                  BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME
                                                                  BUILDER PORTFOLIOS.
THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS* +              THE HARTFORD'S LIFETIME INCOME BUILDER II*+
IMPORTANT: Must select ONLY from the investment options with the           / / SINGLE LIFE             / / JOINT/SPOUSAL
[DELTA] symbol in section 11.
         / / SINGLE LIFE             / / JOINT/SPOUSAL            THE HARTFORD'S LIFETIME INCOME FOUNDATION*+
/ / THE HARTFORD'S PRINCIPAL FIRST*                                        / / SINGLE LIFE             / / JOINT/SPOUSAL

* Additional charges and how they are assessed vary by rider.

+ Separate Death Benefits apply. May not be available in all states.

A-LDR-08 (CW)    HARTFORD LEADERS(R) FOUNDATION (Countrywide except AL, AZ, FL, MN, NY,  Order #: HL-20259-2     Page 2 of 6
                 NC & PA)

                                                                             Owner SSN/TIN

11. INVESTMENT SELECTION   (REQUIRED - Use whole percentages only)
---------------------------------------------------------------------------------------------------------------------

IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in
Section 10, you must choose from the following investment options indicated by the [DELTA] symbol.

      CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period.

      / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer.

      / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below.

A INVESTMENT SUMMARY

Dollar Cost Averaging                    % (Complete Section 11B and 11D or 11E)
Fixed Accumulation Feature               % (Complete Section 11C)
Sub-Accounts                             % (Complete Section 11D - Unavailable if Asset Allocation Model is selected)
Asset Allocation Model                   % (Complete Section 11E - Unavailable if Sub-Accounts are selected)
                           TOTAL -  100  % (MUST EQUAL 100%)

B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)**

DCA allocations must be made in Section 11D or 11E. Provide the complete instructions for the DCA below.

Initial Allocation

       %  6-Month DCA [DELTA]            Duration:             months (between 3-6)
          / / check if rate lock*        Estimated dollar amount $
       %  12-Month DCA [DELTA]           Duration:             months (between 7-12)
          / / check if rate lock*        Estimated dollar amount $

* A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

** NOT AVAILABLE IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM.

C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL - Only available for Hartford Leaders(R) product.)

Initial Allocation         INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*

          % Fixed Accumulation Feature   / / Yes             Estimated dollar amount $
          [DELTA]+

+ NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 10.

* A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM.

D SUB-ACCOUNT ALLOCATION SELECTION

- The DCA allocation is only required if enrolling in the DCA program in Section 11B.

    SUB-ACCOUNTS

  INITIAL         DCA                                             INITIAL         DCA
ALLOCATION %  ALLOCATION %                                      ALLOCATION %  ALLOCATION %
------------------------------------------------------------------------------------------------------------------------------
     %             %        AIM V.I. Capital Appreciation Fund       %             %        American Funds Blue Chip Income
                                                                                            and Growth Fund
     %             %        AIM V.I. Capital Development Fund        %             %        American Funds Bond Fund
     %             %        AIM V.I. Core Equity Fund                %             %        American Funds Global Bond Fund
     %             %        AIM V.I. International Growth Fund       %             %        American Funds Global Growth &
                                                                                            Income Fund
     %             %        AIM V.I. Small Cap Equity Fund           %             %        American Funds Global Growth Fund
     %             %        AllianceBernstein VPS Balanced           %             %        American Funds Global Small
                            Wealth Strategy Portfolio [DELTA]                               Capitalization Fund
     %             %        AllianceBernstein VPS                    %             %        American Funds Growth Fund
                            International Growth Portfolio
     %             %        AllianceBernstein VPS                    %             %        American Funds Growth-Income Fund
                            International Value Portfolio
     %             %        AllianceBernstein VPS Small/Mid-         %             %        American Funds International Fund
                            Cap Value Portfolio
     %             %        AllianceBernstein VPS Value              %             %        American Funds New World Fund
                            Portfolio
     %             %        American Funds Asset Allocation          %             %        Fidelity VIP Contrafund Portfolio
                            Fund

A-LDR-08 (CW)    HARTFORD LEADERS(R) FOUNDATION (Countrywide except AL, AZ, FL, MN, NY,  Order #: HL-20259-2     Page 3 of 6
                 NC & PA)

                                                                             Owner SSN/TIN

  INITIAL         DCA                                             INITIAL         DCA
ALLOCATION %  ALLOCATION %                                      ALLOCATION %  ALLOCATION %
------------------------------------------------------------------------------------------------------------------------------
     %             %        Fidelity VIP Dynamic Capital             %             %        Hartford Value HLS Fund
                            Appreciation Portfolio
     %             %        Fidelity VIP Growth Portfolio            %             %        Hartford Value Opportunities HLS
                                                                                            Fund
     %             %        Fidelity VIP Mid Cap Portfolio           %             %        Lord Abbett America's Value
                                                                                            Portfolio [DELTA]
     %             %        Fidelity VIP Value Strategies            %             %        Lord Abbett Bond-Debenture
                            Portfolio                                                       Portfolio
     %             %        Franklin Flex Cap Growth                 %             %        Lord Abbett Growth & Income
                            Securities Fund                                                 Portfolio
     %             %        Franklin Income Securities Fund          %             %        MFS Growth Series
                            [DELTA]
     %             %        Franklin Small Cap Value                 %             %        MFS Investors Trust Series
                            Securities Fund
     %             %        Franklin Small-Mid Cap Growth            %             %        MFS Research Bond Series
                            Securities Fund
     %             %        Franklin Strategic Income                %             %        MFS Total Return Series [DELTA]
                            Securities Fund
     %             %        Hartford Advisers HLS Fund [DELTA]       %             %        MFS Value Series
     %             %        Hartford Capital Appreciation HLS        %             %        Mutual Discovery Securities Fund
                            Fund
     %             %        Hartford Disciplined Equity HLS          %             %        Mutual Shares Securities Fund
                            Fund
     %             %        Hartford Dividend and Growth HLS         %             %        Oppenheimer Capital Appreciation
                            Fund                                                            Fund/VA
     %             %        Hartford Equity Income HLS Fund          %             %        Oppenheimer Global Securities
                                                                                            Fund/VA
     %             %        Hartford Fundamental Growth HLS          %             %        Oppenheimer Main Street Fund/ VA
                            Fund
     %             %        Hartford Global Equity HLS Fund          %             %        Oppenheimer Main Street Small Cap
                                                                                            Fund/VA
     %             %        Hartford Global Growth HLS Fund          %             %        Oppenheimer Value Fund/VA
     %             %        Hartford Growth HLS Fund                 %             %        Putnam VT Diversified Income Fund
     %             %        Hartford Growth Opportunities HLS        %             %        Putnam VT Global Asset Allocation
                            Fund                                                            Fund
     %             %        Hartford High Yield HLS Fund             %             %        Putnam VT International Equity
                                                                                            Fund
     %             %        Hartford International Growth HLS        %             %        Putnam VT International Growth &
                            Fund                                                            Income Fund
     %             %        Hartford International                   %             %        Putnam VT Small Cap Value Fund
                            Opportunities HLS Fund
     %             %        Hartford LargeCap Growth HLS Fund        %             %        Templeton Developing Markets
                                                                                            Securities Fund
     %             %        Hartford MidCap Growth HLS Fund          %             %        Templeton Foreign Securities Fund
     %             %        Hartford Money Market HLS Fund           %             %        Templeton Global Income Securities
                            [DELTA]                                                         Fund
     %             %        Hartford Small Cap Growth HLS Fund       %             %        Templeton Growth Securities Fund
     %             %        Hartford Small Company HLS Fund          %             %        Van Kampen LIT Growth and Income
                                                                                            Portfolio
     %             %        Hartford Stock HLS Fund                  %             %        Van Kampen UIF Mid Cap Growth
                                                                                            Portfolio
     %             %        Hartford Total Return Bond HLS           %             %        Van Kampen UIF U.S. Mid Cap Value
                            Fund                                                            Portfolio
     %             %        Hartford U.S. Government
                            Securities HLS Fund

CUSTOM ASSET ALLOCATION PROGRAM (AA)

/ / Check here if you would like your sub-account allocations to rebalance:

Day of Month (1st-28th)       Rebalancing Frequency:        / / Monthly     / / Quarterly    / / Semi-Annually     / / Annually

E ASSET ALLOCATION MODEL SELECTION

YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM). OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY.

INVESTMENT STRATEGIES

      %     / / Hartford Checks & Balances [DELTA]         / / Franklin Founding Investment Strategy [DELTA]
            / / Core Four [DELTA]                          / / American Growth Foundation Strategy [DELTA]

HARTFORD                             FRANKLIN FOUNDING                 AMERICAN GROWTH
CHECKS & BALANCES                   INVESTMENT STRATEGY              FOUNDATION STRATEGY                   CORE FOUR
[DELTA]                                   [DELTA]                          [DELTA]                          [DELTA]
----------------------------------------------------------------------------------------------------------------------------------
Hartford Capital                 Franklin Income                  American Funds Bond              American Funds
Appreciation HLS Fund       33%  Securities Fund             34%  Fund                        25%  International Fund          25%
Hartford Dividend &              Mutual Shares Securities         American Funds Global            Franklin Income
Growth HLS Fund             33%  Fund                        33%  Small Cap Fund              10%  Securities Fund             25%
Hartford Total Return            Templeton Growth                 American Funds Growth &          Hartford Growth
Bond HLS Fund               34%  Securities Fund             33%  Income Fund                 25%  Opportunities HLS Fund      25%
                                                                  American Funds Growth            Hartford Total Return
                                                                  Fund                        25%  Bond HLS Fund               25%
                                                                  American Funds
                                                                  International Fund          15%

A-LDR-08 (CW)    HARTFORD LEADERS(R) FOUNDATION (Countrywide except AL, AZ, FL, MN, NY,  Order #: HL-20259-2     Page 4 of 6
                 NC & PA)

                                                                             Owner SSN/TIN

PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)

            / / Balanced: Growth &     / / Balanced Towards Growth       / / Growth Focus    / / All-Equity Focus
%           Income [DELTA]             [DELTA]
            / / Balanced [DELTA]       / / Moderate Growth [DELTA]       / / Growth [DELTA]  / / Enhanced Growth

BALANCED: GROWTH &                   BALANCED TOWARDS
INCOME [DELTA]                        GROWTH [DELTA]                    GROWTH FOCUS                   ALL-EQUITY FOCUS
----------------------------------------------------------------------------------------------------------------------------------
American Funds Bond              American Funds Bond              American Funds Bond              American Funds Growth-
Fund                        20%  Fund                        15%  Fund                        10%  Income Fund                 10%
American Funds                   American Funds                   American Funds Growth-           American Funds
International Fund           5%  International Fund           5%  Income Fund                 10%  International Fund           5%
Franklin Strategic Income        Franklin Strategic Income        American Funds                   Hartford Capital
Securities Fund              5%  Securities Fund              5%  International Fund           5%  Appreciation HLS Fund       15%
Hartford Capital                 Hartford Capital                 Franklin Strategic Income
Appreciation HLS Fund        5%  Appreciation HLS Fund       10%  Securities Fund              5%  Hartford Growth HLS Fund    10%
                                                                  Hartford Capital
Hartford Growth HLS Fund     5%  Hartford Growth HLS Fund     5%  Appreciation HLS Fund       10%  MFS Value Series            15%
Hartford Total Return            Hartford Total Return                                             Mutual Shares Securities
Bond HLS Fund               20%  Bond HLS Fund               10%  Hartford Growth HLS Fund    10%  Fund                        10%
                                                                                                   Oppenheimer Main Street
MFS Value Series            10%  MFS Value Series            15%  MFS Value Series            10%  Small Cap Fund/VA            5%
Mutual Shares Securities         Mutual Shares Securities         Mutual Shares Securities         Van Kampen LIT Growth and
Fund                        10%  Fund                        10%  Fund                        10%  Income Portfolio            15%
Van Kampen LIT Growth and        Van Kampen LIT Growth and        Oppenheimer Main Street          Van Kampen UIF Mid Cap
Income Portfolio            15%  Income Portfolio            15%  Small Cap Fund/VA            5%  Growth Portfolio            10%
Van Kampen UIF Mid Cap           Van Kampen UIF Mid Cap           Van Kampen LIT Growth and        Van Kampen UIF U.S. Mid
Growth Portfolio             5%  Growth Portfolio             5%  Income Portfolio            15%  Cap Value Portfolio          5%
                                 Van Kampen UIF U.S. Mid          Van Kampen UIF Mid Cap
                                 Cap Value Portfolio          5%  Growth Portfolio             5%
                                                                  Van Kampen UIF U.S. M id
                                                                  Cap Value Portfolio          5%

                                      MODERATE GROWTH
BALANCED [DELTA]                          [DELTA]                      GROWTH [DELTA]                   ENHANCED GROWTH
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International           AIM V.I. International           AIM V.I. International           AIM V.I. International
Growth Fund                  3%  Growth Fund                  4%  Growth Fund                  3%  Growth Fund                  4%
AllianceBernstein VPS            AllianceBernstein VPS            AllianceBernstein VPS            AllianceBernstein VPS
International Value              International Value              International Value              International Value
Portfolio                    3%  Portfolio                    4%  Portfolio                    3%  Portfolio                    4%
American Funds Bond              American Funds Bond              American Funds Growth            American Funds Growth
Fund                        10%  Fund                         7%  Fund                         8%  Fund                         8%
American Funds Growth            American Funds Growth            American Funds                   American Funds
Fund                         6%  Fund                         7%  International Fund           5%  International Fund           5%
American Funds                   American Funds                   Fidelity VIP Mid Cap             Fidelity VIP Mid Cap
International Fund           4%  International Fund           5%  Portfolio                    2%  Portfolio                    3%
Fidelity VIP Mid Cap             Fidelity VIP Mid Cap             Franklin Small Cap Value         Franklin Small Cap Value
Portfolio                    3%  Portfolio                    3%  Securities Fund              2%  Securities Fund              3%
Franklin Strategic Income        Franklin Small Cap Value         Franklin Strategic Income        Franklin Strategic Income
Securities Fund             10%  Securities Fund              2%  Securities Fund              8%  Securities Fund              5%
Hartford Capital                 Franklin Strategic Income        Hartford Capital                 Hartford Capital
Appreciation HLS Fund        5%  Securities Fund              9%  Appreciation HLS Fund        7%  Appreciation HLS Fund        8%
Hartford Disciplined             Hartford Capital                 Hartford Disciplined             Hartford Disciplined
Equity HLS Fund              7%  Appreciation HLS Fund        6%  Equity HLS Fund              9%  Equity HLS Fund             10%
Hartford Growth                  Hartford Disciplined             Hartford Growth                  Hartford Growth
Opportunities HLS Fund       5%  Equity HLS Fund              8%  Opportunities HLS Fund       7%  Opportunities HLS Fund       8%
Hartford Total Return            Hartford Growth                  Hartford International           Hartford International
Bond HLS Fund               10%  Opportunities HLS Fund       6%  Opportunities HLS Fund       4%  Opportunities HLS Fund       4%
Lord Abbett                      Hartford Total Return            Hartford Total Return            Hartford Total Return
Bond-Debenture Portfolio     5%  Bond HLS Fund               10%  Bond HLS Fund               10%  Bond HLS Fund                7%
MFS Value                        Lord Abbett Bond-                Lord Abbett Bond-                Lord Abbett Bond-
Series                       6%  Debenture Portfolio          5%  Debenture Portfolio          5%  Debenture Portfolio          3%
Mutual Shares Securities         MFS Value                        MFS Value                        MFS Value
Fund                         5%  Series                       7%  Series                       8%  Series                       9%
Oppenheimer Main Street          Mutual Shares Securities         Mutual Shares Securities         Mutual Shares Securities
Small Cap Fund/VA            3%  Fund                         6%  Fund                         7%  Fund                         8%
Putnam VT Diversified            Oppenheimer Main Street          Oppenheimer Main Street          Oppenheimer Main Street
Income Fund                 10%  Small Cap Fund/VA            2%  Small Cap Fund/VA            3%  Small Cap Fund/VA            4%
Templeton Global Income          Putnam VT Diversified            Putnam VT Diversified            Putnam VT Diversified
Securities Fund              5%  Income Fund                  9%  Income Fund                  7%  Income Fund                  5%
                                                                  Van Kampen UIF Mid Cap           Van Kampen UIF Mid Cap
                                                                  Growth Portfolio             2%  Growth Portfolio             2%

* When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity certificate. Alternative investment options with similar risk and return characteristics are available with this certificate.

12. SPECIAL REMARKS
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

13. OWNER(S) ACKNOWLEDGEMENTS    (All questions in this Section MUST be completed)
--------------------------------------------------------------------------------------------------------------------------

/ / No / / Yes   Do you have an existing annuity or life insurance policy?
-
/ / No / / Yes   Will the annuity applied for replace one or more existing annuity or life insurance
-                contracts?
/ / No / / Yes   Have you purchased another deferred annuity issued by Hartford Life during the current
-                calendar year?

/ / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you.

THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED.

     NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

A-LDR-08 (CW)    HARTFORD LEADERS(R) FOUNDATION (Countrywide except AL, AZ, FL, MN, NY,  Order #: HL-20259-2     Page 5 of 6
                 NC & PA)

                                                                             Owner SSN/TIN

     COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

     DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

     KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

     MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES.

     NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

     PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity.

I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3.

The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation.

Signed at:                       /  /
              ------------  ---------------
                 State*          Date

---------------------------------------------------------------------------------------------------------------------------
          Contract Owner Signature (Trustee/Custodian, if              Joint Contract Owner Signature (If applicable)
                            applicable)

* IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.

14. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS
-------------------------------------------------------------------------------------------------------------------------

/ / No  / / Yes  Do you, as agent, have reason to believe the applicant has existing individual life
-                insurance policies or individual annuity contracts?
/ / No  / / Yes  Do you, as agent, have reason to believe the contract requested will replace existing
-                annuities or insurance? If yes, please complete any applicable state replacement forms.

                                                                                       ------------------------------
                                                                                          Licensed Agent Signature

First Name                                MI                         Last Name
------------------------------------------------------------------------------------------------------------------------------
Street Address                                                       City             State             ZIP
------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer                             Licensed Agent SSN                          Broker/Dealer Client Account Number
------------------------------------------------------------------------------------------------------------------------------
Business Telephone Number                 Fax Number                                  Email Address
------------------------------------------------------------------------------------------------------------------------------

SELECT PROGRAM*
Hartford Leaders(R) Foundation: / / A / / B / / C
--------------------------------------------------------------------------------------------------------------------------

* CONTACT YOUR BACK OFFICE FOR PROGRAM INFORMATION (OPTION IS IRREVOCABLE)

A-LDR-08 (CW)    HARTFORD LEADERS(R) FOUNDATION (Countrywide except AL, AZ, FL, MN, NY,  Order #: HL-20259-2     Page 6 of 6
                 NC & PA)